UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
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☐	Preliminary Proxy Statement

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VESTIS CORPORATION
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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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vestis

Uniforms and Workplace Supplies®

2026
Proxy Statement

vestis
Uniforms and Workplace Supplies

Dear Shareholders,
Fiscal 2025 was a pivotal year for Vestis. Although much work remains, we are pleased to have closed the year with positive free cash flow and on a solid financial footing. The end of fiscal 2025 marked the launch of a comprehensive strategic transformation designed to better serve our customers, and position the Company for sustainable, profitable growth.
We see significant opportunity in leveraging the scale and strength of our established business. Vestis is the second-largest provider of uniform rental services in North America, delivering to over 300,000 customer accounts* across a substantial share of major metropolitan areas in the United States and Canada.
The Case for Change
With his arrival in June, our new President and CEO, James J. Barber, Jr., brought fresh perspective, strong customer focus and a renewed sense of urgency. Over the past several months, Jim and the leadership team have worked closely with the Board to evaluate every aspect of our business; how we operate, how we serve customers, and how we create long-term value. That work culminated in a multi-year transformation plan that we began executing as we started fiscal 2026.
Our Multi-Year Transformation Framework
The plan is built around three strategic pillars, designed to stabilize revenue, unlock operating leverage, and deliver consistent, profitable growth.
•Commercial Excellence: Enhancing customer retention, penetration and profitability through improved segmentation, strategic pricing, expanded product offerings, and disciplined commercial execution.
•Operational Excellence: Standardizing operations across facilities to boost efficiency, scalability, and cost-effectiveness and a streamlined organization structure that aligns resources with strategic goals and optimizes modernizing core processes and systems.
•Asset & Network Optimization: Improving logistics and asset utilization through network rationalization, equipment reallocation, and targeted capital investments.
Looking Ahead
We believe fiscal 2026 will be a foundational year for Vestis. Our priorities include:
•Improved Profitability through action that is 100% within our control, including removing excess costs from our plant operations.
•Reduced Customer Churn through improved service quality and more strategic pricing.
•Greater Operating Network Efficiencies by deploying tools that enable market centers to operate with greater leverage and alignment to enterprise priorities.
•Deploying New Segmentation and Profitability Tools, which will give us sharper visibility into day-to-day performance and unlock opportunities to create value.
Building for the Long Term
Our strategic roadmap is clear. We are focused on disciplined execution, prioritizing customer service quality, and driving operational rigor. These are the levers that will position Vestis for sustainable, profitable growth. Most importantly, we are already taking quick action to execute our plan. That gives us confidence that 2026 will mark the beginning of a stronger, more resilient Vestis, that is built to deliver long-term value for our customers, employees, and shareholders. We want to thank our employees for their hard work and commitment, and our customers for their trust and feedback. The opportunity ahead of us is substantial, and with a clear strategy, a strong leadership team, and a culture of accountability, we believe our best days are to come.
Thank you for your continued support.
Phillip Holloman
Chairman of the Board
James J. Barber, Jr.
President, Chief Executive Officer & Director

______________________________
•Based on unique customer identification numbers

NOTICE OF MEETING

The 2026 annual meeting of shareholders of Vestis Corporation (“Vestis” or the “Company”) will be a virtual meeting conducted exclusively via live webcast at www.virtualshareholdermeeting.com/VSTS2026 on Wednesday, February 18, 2026 at 10:00 a.m., Eastern Standard Time.
Shareholders will consider and have an opportunity to vote on the following items:
1.The election of the three Class II director nominees named in this proxy statement, each to serve until the 2027 annual meeting of shareholders and until their respective successors have been duly elected and qualified;
2.The approval, on an advisory basis, of the compensation paid to our named executive officers as disclosed in the accompanying proxy statement (known as “say-on-pay”);
3.The ratification of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending October 2, 2026; and
4.The transaction of such other business as may be properly brought before the meeting.
Information about these matters is contained in the proxy statement that accompanies this notice.
RECORD DATE
The Board of Directors has fixed December 22, 2025, as the record date for the meeting. This means that only shareholders as of the close of business on that date are entitled to receive this notice of the meeting and vote at the meeting and any adjournments or postponements of the meeting.
HOW TO VOTE
Shareholders of record can vote their shares by using the internet or the telephone or by attending the meeting and voting online. Instructions for voting by using the internet or the telephone are set forth in the Notice of Internet Availability that has been provided to you. Shareholders of record who received a paper copy of the proxy materials also may vote their shares by marking their votes on the proxy card provided, signing and dating it, and mailing it in the envelope provided, or by attending the meeting and voting online.
By order of the Board of Directors,
André C. Bouchard
Chief Legal Officer, General Counsel and Secretary
January 8, 2026

PROXY STATEMENT SUMMARY
Information about the Annual Meeting

Record Date for Shareholders Entitled to Vote: December 22, 2025
Date and Time: February 18, 2026 10:00 a.m. (Eastern)	Location: Live webcast online at www.virtualshareholdermeeting.com/VSTS2026

Matters to Be Voted on at the Annual Meeting and Board Recommendations

Proposal	Board’s Voting Recommendation

1.The election of the three Class II director nominees named in this proxy statement as directors to serve until the 2027 annual meeting of shareholders and until their respective successors have been duly elected and qualified (page 13)
For

2.Advisory vote to approve named executive officer compensation (“Say-on-Pay”) (page 31)	For

3.Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2026 (page 32)	For

Highlights of Director Nominees

Name	Director Since	Independent	Age	Audit Committee	Compensation & Human Resources	Nominating, Governance & Corporate Responsibility

Tracy Jokinen (1)	2023	✔	57	Chair	✔

Mary Anne Whitney (1)	2023	✔	62	✔

Ena Williams	2023	✔	56		✔	✔

(1)Designated as an “Audit Committee Financial Expert” under the SEC rules.

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Highlights of Continuing Directors

Name	Director Since	Independent	Age	Audit Committee	Compensation, & Human Resources	Nominating, Governance & Corporate Responsibility

James J. Barber, Jr.	2025		65

Richard Burke	2023	✔	61		✔	Chair

William Goetz	2024	✔	61			✔

Phillip Holloman (2)	2023	✔	70			✔

Lynn McKee	2023		70

Keith Meister (1)	2024	✔	52	✔

Doug Pertz (1)	2023	✔	71	✔	Chair

(1)Designated as an “Audit Committee Financial Expert” under the SEC rules.
(2)Mr. Holloman served as interim Executive Chairman, President and Chief Executive Officer of Vestis from March 18, 2025 to June 1, 2025 while the Board conducted a search for a permanent Chief Executive Officer with the assistance of a third-party executive recruiting firm. During this period, Mr. Holloman did not meet the definition of an independent director.
Corporate Governance Highlights
•Eight of the ten members of the Board of Directors (the “Board”) are independent.
•The Board, upon the recommendation of the Nominating, Governance and Corporate Responsibility Committee, has determined that having a separate Chairman and Chief Executive Officer is the best board organization for Vestis at this time.
•The policy of the Board is to review the independence of all directors at least annually. Our Board affirmatively determined that eight of the ten directors of Vestis are independent under the Corporate Governance Guidelines and applicable New York Stock Exchange Rules.
•Our Board has the following committees, each of which operate under a written charter that is posted to our website: the Audit Committee, the Compensation and Human Resources Committee and the Nominating, Governance and Corporate Responsibility Committee.
•The Board’s committees are composed solely of, and chaired by, independent directors.
•The Board held 18 meetings during fiscal 2025. During fiscal 2025, each director attended at least 75% of the aggregate of all Board meetings and all meetings of committees on which he or she served, in each case with respect to the portion of fiscal 2025 that they each served.
•Directors are elected by a majority of votes cast in uncontested elections and any director who does not receive a majority of votes cast is required to submit his or her resignation for consideration by the Board.
•We maintain a Code of Ethics for Senior Financial Officers that is applicable to our Chief Executive Officer, Chief Financial Officer, Principal Accounting Officer and certain other senior financial officers.
•Our Bylaws permit qualifying shareholders to nominate directors for election to the Board.
•Our Certificate of Incorporation enables qualifying shareholders to call a special meeting of the shareholders.

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CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
This proxy statement contains “forward-looking statements” within the meaning of the securities laws. All statements that reflect our expectations, assumptions or projections about the future, other than statements of historical fact, are forward-looking statements. These statements include, but are not limited to, statements related to our recently announced restructuring plan, and statements of our expectations regarding the performance of our business, our financial results (including volume growth, pricing, sales and cash flows), our operations, our liquidity and capital resources, the conditions in our industry and our growth strategy. In some cases, forward-looking statements can be identified by words such as “believe,” “aim,” “anticipate,” “estimate,” “expect,” “future,” “goal,” “have confidence,” “intend,” “likely,” “look to,” “may,” “outlook,” “project,” “plan,” “seek,” “see,” “should,” “will,” “will be,” “will continue,” “will likely,” and other words and terms of similar meaning or the negative versions of such words. These forward-looking statements are subject to risks and uncertainties that may change at any time, and actual results or outcomes may differ materially from those that we expected. Forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, and changes in circumstances that are difficult to predict. Although we believe that the expectations reflected in any forward-looking statements we make are based on reasonable assumptions, we can give no assurance that these expectations will be attained and it is possible that actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks and uncertainties.
Such risks and uncertainties include, but are not limited to:
•unfavorable macroeconomic conditions, including as a result of government shutdowns, inflationary pressures and higher interest rates;
•the failure to retain current customers, renew existing customer contracts and obtain new customer contracts, which could result in continued stock volatility and potential future goodwill impairment charges;
•competition in our industry;
•our ability to comply with certain financial ratios, tests and covenants in our credit agreement, including the net leverage ratio;
•our significant indebtedness and ability to meet debt obligations and our reliance on an accounts receivable securitization facility;
•our ability to successfully execute or achieve the expected benefits of our restructuring plan and other measures we may take in the future;
•increases in fuel and energy costs and other supply chain challenges and disruptions, including as a result of military conflicts in Ukraine and the Middle East;
•increased operating costs and obstacles to cost recovery due to the pricing and cancellation terms of our support services contracts;
•a determination by our customers to reduce their outsourcing or use of preferred vendors;
•implementation of new or increased tariffs and ongoing changes in U.S. and foreign government trade policies, including potential modifications to existing trade agreements and retaliatory measures by foreign governments;
•the outcome of legal proceedings to which we are or may become subject, including securities litigation claims, that could result in significant legal expenses and settlement or damage awards;
•risks associated with suppliers from whom our products are sourced;
•challenge of contracts by our customers;
•currency risks and other risks associated with international operations, including compliance with a broad range of laws and regulations, including the United States Foreign Corrupt Practices Act;
•increases in labor costs or inability to hire and retain key or sufficient qualified personnel;
•continued or further unionization of our workforce or any labor strikes;
•our expansion strategy and our ability to successfully integrate the businesses we acquire and costs and timing related thereto;
•risks associated with our international operations;
•natural disasters, global calamities, climate change, pandemics, and other adverse incidents;
•liability resulting from our participation in multiemployer-defined benefit pension plans;
•liability associated with noncompliance with applicable law or other governmental regulations;

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•laws and governmental regulations including those relating to the environment, wage and hour and government contracting;
•unanticipated changes in tax law;
•new interpretations of or changes in the enforcement of the government regulatory framework;
•a cybersecurity incident or other disruptions in the availability of our computer systems or privacy breaches;
•stakeholder expectations relating to environmental, social and governance (“ESG”) considerations which may expose us to liabilities and other adverse effects on our business;
•any failure by Aramark to perform its obligations under the various separation agreements entered into in connection with our separation from Aramark on September 29, 2023 (the “Separation”);
•a determination by the IRS that the Separation or certain related transactions are taxable; and
•the other risks described under the heading “Risk Factors” in Part I, Item 1A of our most recently filed Annual Report on Form 10-K, as may be updated from time to time in subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K that we file with the Securities and Exchange Commission.
The above list of factors is not exhaustive or necessarily in order of importance. For additional information on identifying factors that may cause actual results to vary materially from those stated in forward-looking statements, see the discussions under Item 1A “Risk Factors,” Item 3 “Legal Proceedings” and Item 7 “Management's Discussion and Analysis of Financial Condition and Results of Operations” of our Annual Report on Form 10-K and other sections of this proxy statement. Any forward-looking statement speaks only as of the date on which it is made, and we assume no obligation to update or revise such statement, whether as a result of new information, future events or otherwise, except as required by applicable law.

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2026 ANNUAL MEETING INFORMATION
This proxy statement contains information related to the virtual annual meeting of shareholders of Vestis Corporation (the “Company,” “Vestis,” or “we,” “us,” or “our”) to be held on Wednesday, February 18, 2026, at 10:00 a.m. Eastern Standard Time (the “Annual Meeting”). This proxy statement was prepared under the direction of Vestis’ Board of Directors (the “Board”) to solicit your proxy for use at the Annual Meeting. It was first made available to shareholders on or about January 8, 2026.
The Vestis website and the information contained therein or connected thereto are not incorporated into this proxy statement or into any other filings with or any information furnished or submitted to the Securities and Exchange Commission.
Virtual-only Annual Meeting Format
The 2026 Annual Meeting will be a virtual meeting of shareholders and will take place on Wednesday, February 18, 2026, at 10:00 a.m., Eastern Standard Time. You will be able to attend the Annual Meeting, vote your shares electronically and submit your questions during the meeting via live audio webcast by visiting www.virtualshareholdermeeting.com/VSTS2026. The virtual meeting provides the same rights and advantages of a physical meeting. Shareholders will be able to present questions online during the meeting through www.virtualshareholdermeeting.com/VSTS2026, providing our shareholders with the opportunity for meaningful engagement with the Company.
Attending the Annual Meeting
To participate in the meeting, you must have your 16-Digit Control Number that is shown on your Notice of Internet Availability of Proxy Materials or, if you received a printed copy of the proxy materials, on your proxy card or the instructions that accompanied your proxy materials. You may access the Annual Meeting by visiting www.virtualshareholdermeeting.com/VSTS2026.
If You Have Technical Difficulties or Trouble Accessing the Annual Meeting
If you encounter any difficulties accessing the virtual Annual Meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual Annual Meeting log-in page. Technical support will be available starting 15 minutes prior to the meeting.
Participation During the Virtual Annual Meeting
You will be able to submit questions during the meeting by typing your question into the “ask a question” box on the meeting page. The virtual meeting format for the Annual Meeting enables full and equal participation by all of our shareholders from any place in the world at little to no cost. We designed the format of the virtual meeting to ensure that shareholders who attend our Annual Meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting. We will ensure such an experience by (1) providing shareholders with the ability to submit appropriate questions real-time via the meeting website, limiting questions to one per shareholder unless time otherwise permits and (2) answering as many questions submitted in accordance with the meeting rules of conduct as possible in the time allotted for the meeting.
Shareholders Eligible to Vote
If you were a shareholder of record of our common stock as of the close of business on December 22, 2025, you are entitled to vote at the Annual Meeting using the 16-digit control number that appears on the Notice of Internet Availability of Proxy Materials, proxy card or the instructions that accompanied the proxy materials. Each share of Vestis common stock is entitled to one vote on each of the directors to be elected and one vote on each of the other matters properly presented at the Annual Meeting. There is no cumulative voting in the election of directors. We had 131,948,938 shares of common stock outstanding and entitled to vote on December 22, 2025.

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Matters to Be Voted on at the Annual Meeting and Board Recommendations
You will be asked to vote on three proposals:

Proposals	Proposal Description	Board Recommendation
Proposal 1
Election of the three Class II director nominees named in this proxy statement as directors to serve until the 2027 annual meeting of shareholders and until their respective successors have been duly elected and qualified (page 13)
FOR
Proposal 2	Non-binding advisory vote to approve Named Executive Officer compensation (“Say-on-Pay”) (page 31)	FOR
Proposal 3	Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2026 (page 32)	FOR
The Board is not aware of any other matters to be presented for action at the meeting. If other matters do properly come before the Annual Meeting, it is intended that the persons designated on the accompanying form of proxy will vote on such matters in accordance with their judgment.
Information About How to Vote
If your name is registered on Vestis’ shareholder records as the owner of shares, you are the “record holder.” If you hold shares as a record holder, there are four ways that you can vote your shares.
•Over the Internet. Vote at www.proxyvote.com. The Internet voting system is available 24 hours a day until 11:59 p.m. Eastern Standard Time on Tuesday, February 17, 2026. Once you enter the Internet voting system, you can record and confirm (or change) your voting instructions. You will need the 16-digit number included on your Notice of Internet Availability or your proxy card (if you received a paper copy of the proxy materials) or an email if one was sent to you to obtain your records and to vote.
•By telephone. You can vote by calling 1-800-690-6903. The telephone voting system is available 24 hours a day in the United States until 11:59 p.m. Eastern Standard Time on Tuesday, February 17, 2026. Once you enter the telephone voting system, a series of prompts will tell you how to record and confirm (or change) your voting instructions. You will need the 16-digit number included on your Notice of Internet Availability or your proxy card (if you received a paper copy of the proxy materials) or an email if one was sent to you in order to vote by telephone.
•By mail. If you received a paper copy of the proxy materials, mark your voting instructions on the proxy card and sign, date and return it in the postage-paid envelope provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. If you received only a Notice of Internet Availability but want to vote by mail, the Notice includes instructions on how to request a paper proxy card. For your mailed proxy card to be counted, we must receive it before 11:59 p.m. Eastern Standard Time on Tuesday, February 17, 2026.
•Online at the Annual Meeting. You may vote and submit questions while attending the Annual Meeting online via live audio webcast. Shares held in your name as the shareholder may be voted by you, while the polls remain open, at www.virtualshareholdermeeting.com/VSTS2026 during the meeting. You will need the 16-digit number included on your Notice of Internet Availability or your proxy card (if you received a paper copy of the proxy materials) or an email if one was sent to you in order to be able to vote and enter the meeting. Even if you plan to attend the Annual Meeting online, we encourage you to vote in advance by Internet, telephone or mail so that your vote will be counted even if you later decide not to attend the Annual Meeting.
If your shares are held by a bank, broker or other custodian (commonly referred to as shares held “in street name”), the holder of your shares will provide you with a Notice of Internet Availability or a copy of this proxy statement, a voting instruction form and directions on how to provide voting instructions. These directions may allow you to vote over the Internet or by telephone. Unless you provide voting instructions, your shares may not be voted on any matter except for ratifying the appointment of our independent auditors. To ensure that your shares are counted in the other proposals to come before the Annual Meeting, we encourage you to provide instructions on how to vote your shares. Please refer to information from your bank, broker or other nominee on how to submit voting instructions.

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Revocation of Your Proxy
You may change your vote or revoke your proxy at any time before it is voted at our Annual Meeting. If you are a record holder, you may:
•Write to the Corporate Secretary at Vestis Corporation, 1035 Alpharetta Street, Suite 2100, Roswell, GA 30075. Your letter should contain the name in which your shares are registered, the date of the proxy you wish to revoke or change, your new voting instructions, if applicable, and your signature. Your letter must be received by the Corporate Secretary before 11:59 p.m. Eastern Standard Time on Tuesday, February 17, 2026.
•Send a new proxy card with a later date than the card submitted earlier (which automatically revokes the earlier proxy). We must receive your new proxy card before 11:59 p.m. Eastern Standard Time on Sunday, February 17, 2026;
•Enter new instructions by telephone or Internet voting before 11:59 p.m. Eastern Standard Time on Sunday, February 17, 2026; or
•Vote online at the Annual Meeting.

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Quorum Requirement
A quorum of shareholders is necessary to transact business at the Annual Meeting. A quorum exists if the holders of a majority of the shares of Vestis common stock entitled to vote at the Annual Meeting are present either in person or by proxy at the Annual Meeting. Abstentions and broker shares that include broker non-votes will be counted as present for purposes of determining whether a quorum exists. A broker non-vote occurs when shareholders who hold shares in street name do not provide voting instructions to the nominee that holds the shares and the nominee is not permitted to exercise voting discretion. Under the New York Stock Exchange (“NYSE”) rules, a nominee may exercise its discretion to vote your shares in routine matters (Proposal 3 - Ratification of Independent Registered Public Accounting Firm) but not for non-routine matters (Proposals 1 and 2).
Votes Required to Approve Each Proposal
Proposal 1 – The Company’s Amended and Restated Bylaws (the “Bylaws”) provide for a majority voting standard in uncontested elections of directors. Under the Bylaws, a director nominee in an uncontested election of directors must receive a majority of the votes cast for such nominee’s election (meaning the number of shares voted “for” a nominee must exceed 50% of the number of votes cast with respect to that director’s election). Abstentions and broker non-votes will not count as a vote cast either “for” or “against” that nominee’s election.
Proposals 2 and 3 – The “Say-on-Pay” advisory vote (Proposal 2), and the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm (Proposal 3) require the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter in order to be approved. Abstentions represent shares entitled to vote, and therefore will have the same effect as a vote “AGAINST” a proposal. Broker non-votes, which are expected to occur with respect to Proposal 2, are not counted as entitled to vote on that matter and therefore will have no effect on the outcome of the votes on that proposal.

	Proposal	Vote Required for Approval	Effect of Abstentions	Effect of Broker non-Votes

1
Election of the three Class II director nominees named in this proxy statement to serve until the 2027 annual meeting of shareholders and until their respective successors have been duly elected and qualified
		Majority of votes cast at the meeting upon the election	No effect	Not voted/No effect

2	Non-binding advisory vote to approve named executive officer compensation	Majority of shares present and entitled to vote on the matter	Counted “Against”	Not voted/No Effect

3	Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2026	Majority of shares present and entitled to vote on the matter	Counted “Against”	No broker non-Votes; shares may be voted by brokers in their discretion

Consequences If a Nominee for Director Does Not Receive a Majority of Votes Cast Regarding His or Her Election
If a director nominee who is an incumbent director does not receive at least a majority of votes cast, our Bylaws require that the director nominee must promptly tender their resignation to the Board, and the Nominating, Governance and Corporate Responsibility Committee (the “Nominating Committee”) must then make a recommendation to the Board as to whether to accept or reject the resignation or whether other action should be taken. The Board must act on the resignation, considering the Nominating Committee’s recommendation, and publicly disclose (by a press release, filing with the Securities and Exchange Commission (the “SEC”), or other broadly disseminated means of communication) its decision regarding the resignation and the rationale behind the decision within 90 days following certification of the election results. The Nominating Committee, in making its recommendation, and the Board, in making its decision, each may consider any factors and information that they consider appropriate and relevant.

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Delivery of Proxy Materials
Proxy materials are first being made available to shareholders on January 8, 2026. Proxy materials include the Notice of Internet Availability, notice of annual meeting of shareholders, this proxy statement and our Annual Report on Form 10-K for the year ended October 3, 2025 (the “Annual Report”). If you received a paper copy of the proxy materials, they also include a proxy card or voting instruction form. This proxy statement describes the matters on which the Board would like you to vote and provides information about Vestis that we must disclose under SEC regulations when we solicit your proxy. You may refer to the Annual Report for financial and other information about us. Your proxy will authorize specified persons, or proxies, to vote on your behalf at the Annual Meeting. We have designated James J. Barber, Jr., André C. Bouchard, Phillip Holloman and Doug Pertz as proxies for the Annual Meeting. By use of a proxy, you can vote whether or not you attend the meeting.
The proxy materials are available for viewing on www.proxyvote.com. The Notice of Internet Availability or proxy card that you received also provides instructions on how to:
•vote your shares; and
•select a future delivery preference of paper or electronic copies of the proxy materials.
Proxy Solicitation and Costs
Vestis pays the cost of preparing our proxy materials and soliciting your vote. We have retained Innisfree M&A Incorporated to assist with the solicitation of proxies for an estimated fee of $20,000 plus expenses. Vestis will reimburse brokerage firms and other persons representing beneficial owners of shares for reasonable expenses incurred by them in forwarding proxy-soliciting materials to such beneficial owners. Proxies may be solicited on our behalf by our directors, officers, employees and agents, without additional remuneration, by telephone, electronic or facsimile transmission or in person.
If you have questions about how to vote your shares, or need additional assistance, please contact:
Innisfree M&A Incorporated
501 Madison Avenue, 20th floor
New York, New York 10022
Shareholders may call toll free: (877) 750-5837
Banks and Brokers may call collect: (212) 750-5833

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PROPOSAL 1

ELECTION OF DIRECTORS
We are asking our shareholders to elect the three Class II director nominees listed below to serve on the Board until the 2027 annual meeting of shareholders and until their respective successors have been duly elected and qualified. Information about each director nominee is included in this section.
Pursuant to our amended and restated Certificate of Incorporation and our amended and restated Bylaws, our Board has, upon recommendation from the Nominating Committee, fixed the number of directors at ten. Our amended and restated Certificate of Incorporation provides that, until the 2027 annual meeting, our Board will be divided into three classes, designated Class I, Class II and Class III, as nearly equal in number as reasonably possible. Each of the Class II director nominees have terms expiring at the Annual Meeting. The Class II director nominees are up for reelection for a term to expire at the 2027 annual meeting. The directors designated as Class I directors were re-elected at the at the 2025 annual meeting and have terms expiring at the 2027 annual meeting. The directors designated as Class III directors have terms expiring at the 2027 annual meeting. Commencing with the 2027 annual meeting, directors will be elected annually and for a term of office to expire at the next annual meeting of shareholders, and our Board will thereafter no longer be divided into classes. Before our Board is declassified, it would take at least two annual meeting of shareholders to be held for any individual or group to gain control of our Board.
The Board, upon recommendation from the Nominating Committee, has nominated three Class II directors for election at the Annual Meeting. Each of the Class II directors elected at the Annual Meeting will hold office until the Annual Meeting of Shareholders to be held in 2027 or until his or her successor has been elected and qualified, or until his or her earlier death, resignation, removal or disqualification.
The Board believes that each of the nominees is qualified to serve as a director and will be able to stand for election. If not, the Board may name a substitute nominee or reduce the number of directors. If a substitute is named, the proxies will vote for the substitute nominee.

The Board recommends a vote FOR the election of each of the director nominees.

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CLASS II DIRECTOR NOMINEES

Tracy Jokinen Age: 57 Director Since: 2023
Background:
Ms. Jokinen has over 30 years of finance and accounting experience across various global industries, where she focused on accelerating profitable growth and business transformation in her role as chief financial officer for both public and private companies. Most recently, Ms. Jokinen was executive vice president and chief financial officer of Vyaire Medical, a medical device company, from March 2020 to January 2022. She previously held the role of executive vice president and chief financial officer at Acelity, from June 2017 until it was acquired by 3M (NYSE: MMM) in October 2019. She also served as chief financial officer of G&K Services, a publicly traded uniform services company, from 2014 until it was acquired by Cintas (NDAQ: CINTAS) in 2017. Ms. Jokinen currently sits on the board of directors at Alamo Group (NYSE: ALG), Array Technologies (NDAQ: ARRY), and Candela Corporation.
Qualifications:
Ms. Jokinen is well qualified to serve on our Board because of her experience in the uniform service industry and her financial and board-level experience with publicly traded companies.

Mary Anne Whitney Age: 62 Director Since: 2023
Background:
Ms. Whitney has served as executive vice president and chief financial officer of Waste Connections (NYSE: WCN) since February 2021 and has more than 25 years of deep financial expertise. During her 19-year tenure at Waste Connections, Ms. Whitney has held executive-level finance roles, each with increased responsibilities, including senior vice president and chief financial officer from July 2018 to February 2021, senior vice president of finance, vice president of finance and director of finance. Previously, Ms. Whitney held various finance positions at Wheelabrator Technologies.
Qualifications:
Ms. Whitney is well qualified to serve on our Board because of her financial experience with publicly traded companies.

Ena Williams Age: 56 Director Since: 2023
Background:
Ms. Williams has served as chief operating officer of Casey’s General Stores (NASDAQ: CASY), one of the leading convenience store chains in the United States, since June 2020. She is responsible for store operations, operations support, information technology, real estate, construction & maintenance, asset protection and acquisition integration. During her tenure, she has also led supply chain and fuel operations. Prior to this role, Ms. Williams served as the chief executive officer and member of the board of directors of National HME, a technology enabled medical equipment provider, from January 2019 to March 2020. Ms. Williams also served as senior vice president and head of international operations for 7-Eleven, where she led the global growth strategy and had profit and loss responsibilities. Ms. Williams also held several positions in operations, retail, finance and planning for Mobil Oil Corporation and ExxonMobil Corporation (NYSE: XOM). Ms. Williams currently serves on the board of advisors for the Robert B. Rowling Center for Business Law and Leadership, at the SMU Dedman School of Law. She also serves on the board of directors for Children International and on the Dallas leadership committee for St. Jude.
Qualifications:
Ms. Williams is well qualified to serve on our Board because of her operational expertise and extensive industry and senior management experience.

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ABOUT THE CONTINUING DIRECTORS

Information about the continuing members of the Board is included in this section. The continuing directors are not standing for election at the Annual Meeting and their terms will continue until the dates indicated above. Information about the Class II director nominees who are standing for election at the Annual Meeting is included in the preceding section, under the heading “Proposal 1”.
CLASS III DIRECTORS – TERMS EXPIRE IN 2027

James J. Barber, Jr. Age: 65 Director Since: 2025
Background:
Mr. Barber is the President and Chief Executive Officer of Vestis, and a member of the Board of Directors. Mr. Barber joined Vestis in June 2025. Mr. Barber previously held various leadership positions over the course of a distinguished 35-year career at UPS, where he most recently served as Chief Operating Officer and was responsible for overseeing a highly complex, global route-based delivery network. He began his career at UPS as a delivery driver and held several roles of increasing leadership responsibility, including President of UPS International and President of UPS Europe. Mr. Barber previously served on the boards of C.H. Robinson and US Foods as well as UNICEF USA and the Folks Center for International Business at the University of South Carolina’s Darla Moore School of Business.
Qualifications:
Mr. Barber is well qualified to serve on our Board because of his extensive industry and senior management experience and deep knowledge of corporate strategy and operations.

Richard Burke Age: 61 Director Since: 2023
Background:
Mr. Burke previously served as chairman of the board and chief executive officer of Advanced Disposal Services, Inc. (NYSE: ADSW), an integrated environmental services company, from 2012 to 2020. Prior to that role, he served as president and chief executive officer of Veolia Environmental Services North America Corp., a solid waste and hazardous waste management company, from 2009 to 2012, and as president of Veolia ES Solid Waste, from 2007 to 2009. Mr. Burke currently serves on the board of U.S. Infrastructure Company, an underground utility locating business owned by Partners Group, and Biffa, a U.K. waste and recycling business owned by Energy Capital Partners.
Qualifications:
Mr. Burke is well qualified to serve on our Board because of his extensive industry and senior management experience and deep knowledge of corporate strategy, operations and finance.

Phillip Holloman Age: 70 Director Since: 2023
Background:
Mr. Holloman has served as the Chairman of the Board of Directors since September 2023. He also served as the interim Executive Chairman, President and Chief Executive Officer of Vestis from March 18, 2025 to June 1, 2025. Mr. Holloman retired from Cintas as president and chief operating officer in 2018. Other roles during his 22-year career with Cintas included rental division president and chief operating officer, senior vice president of global supply chain management, executive champion of Six Sigma Initiatives, vice president of distribution/production planning and vice president of engineering and construction. Mr. Holloman is a founding member of Cintas’ diversity committee and received the Excalibur Award, the company’s highest distinction reserved for business executives who demonstrate excellence during their tenure. He serves as a member of the board of directors for the BlackRock Fixed Income Board and was previously a member of the board of directors for Pulte Group (NYSE: PHM) and Rockwell Automation (NYSE: ROK). In addition, Mr. Holloman serves on the board of trustees for the University of Cincinnati.
Qualifications:
Mr. Holloman is well qualified to serve on our Board because of his extensive industry and senior management experience and deep knowledge of corporate strategy and operations.

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CLASS I DIRECTORS – TERMS EXPIRE IN 2027

William W. Goetz Age: 61 Director Since: 2024
Background:
Mr. Goetz served as President and Chief Executive Officer for DYMA Brands, a leading manufacturer to the foodservice industry, from 2020-2024. Prior to that, he served as President and COO of Carriage Services, held roles of increasing responsibility at Sysco Corporation, including Senior Vice President of Sales and Marketing and Chief Marketing Officer. Additionally, he spent 22 years at Cintas Corporation in various executive leadership roles, including President and COO of Global Accounts and Strategic Markets and Chief Marketing Officer. Mr. Goetz currently serves on the board of directors for Depot Connect International and is a National Trustee of the Boys & Girls Club of America.
Qualifications:
Mr. Goetz is well qualified to serve on our Board because of his extensive senior leadership experience, and deep knowledge in industrial laundry sales, marketing, and product development.

Lynn McKee Age: 70 Director Since: 2023
Background:
Ms. McKee most recently served as executive vice president and chief human resources officer for Aramark from 2004 to 2022. Prior to this role, Ms. McKee held several key positions for Aramark from 1980 to 2004, including director of employee relations, vice president for corporate human resources, where she was responsible for executive development and compensation, and senior vice president for human resources of Aramark Global Food, Hospitality and Facility Services. In addition, Ms. McKee led Aramark’s corporate communications, diversity, equity and inclusion, sustainability, community relations, corporate real estate and air and meeting services. Ms. McKee is currently a member of the board of directors of WSFS Financial Corporation (NASDAQ: WSFS) and Highmark Inc.
Qualifications:
Ms. McKee is well qualified to serve on our Board because of her extensive corporate experience in employment, compensation and benefits matters at the regional, national and international levels. In addition to her expertise in human resources, Ms. McKee brings crisis management, corporate governance, executive leadership and public company oversight skills.

Keith A. Meister Age: 52 Director Since: 2024
Background:
Keith Meister is the founder, Managing Partner and Chief Investment Officer, Corvex Management LP since 2010. Prior to founding Corvex, he served as Chief Executive Officer and then Principal Executive Officer and Vice Chairman of the Board of Icahn Enterprises from August 2003 to August 2010. From its launch in November 2004 to August 2010, he also served as Senior Managing Director of the General Partners of Icahn Partners LP and affiliated funds. Prior to joining the Icahn Organization, Meister served as Co-President of J Net Ventures from January 2000 through September 2001. Prior to launching J Net Ventures, he worked at NorthStar Capital and Lazard Freres. Mr. Meister currently serves as a director on the boards of GeneDx Holdings Corp., MGM Resorts International and Illumina, Inc., and previously served on the boards of Yum! Brands, Inc., The Williams Companies, the ADT Corporation, and Ralcorp Holdings, among others.
Qualifications:
Mr. Meister is well qualified to serve on our Board because of his operational and strategic expertise as managing partner and an executive officer of an investment firm and diversified holding company and his extensive boardroom experience.

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Doug Pertz Age: 71 Director Since: 2023
Background:
Mr. Pertz has served as the Vice Chairman of the Board of Directors since September 2023. He also served as the interim Lead Independent Director of Vestis from March 18, 2025 to June 1, 2025, Mr. Pertz previously served as the executive chairman of the board of The Brink’s Company (NYSE: BCO), a global leader in total cash management and secure logistics, until his retirement in May 2023. Mr. Pertz also served as the president, chief executive officer and a member of the board of The Brink’s Company from June 2016 to May 2022. Prior to Brink’s, he served as president and chief executive officer of Recall Holdings, having led Recall from its initial public offering in 2013 to the strategic sale of the business in 2016. He previously also served as chief executive officer of several other public companies, including IMC Global (predecessor to Mosaic Co. (NYSE: MOS)) and Culligan Water Technologies. Mr. Pertz currently serves on the board of directors for Vital Records Control and previously served on the board of directors for Advance Auto Parts (NYSE: AAP).
Qualifications:
Mr. Pertz is well qualified to serve on our Board because of his operational expertise in branch and route-based logistics, business-to-business services, channel and brand marketing and growth through acquisition.

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Board Skills, Experience and Attributes
The table below summarizes the key qualifications of the Class II director nominees and the Class I and Class III continuing directors, highlighting the balance of experience the Board brings as a whole. We believe the collection of skills and attributes represented below are a key component of our Company’s ability to achieve its strategic goals and enhance benefit our shareholders. Assuming all director nominees are elected at the Annual Meeting, the average age of our directors will be 62.6 years. The summary below is not intended to be an exhaustive list of each director nominee’s skills or contributions to the Board. No individual experience, qualification, or attribute is solely dispositive of becoming a member of our Board.

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	Jim Barber	Richard Burke	Bill Goetz	Phillip Holloman	Tracy Jokinen	Lynn McKee	Keith Meister	Doug Pertz	Mary Anne Whitney	Ena Williams

Age as of December 31, 2025	65	61	61	70	56	70	52	71	62	56

VSTS Board Tenure (Years) as of December 31, 2025	.5	2	1.5	2	2	2	1.5	2	2	2

Mandatory Retirement Year (age 75 at beginning of new term)	2036	2040	2039	2031	2044	2031	2049	2030	2039	2045

CEO Leadership	X	X	X	X			X	X		X

C-Suite Leadership	X	X	X	X	X	X	X	X	X	X

Strategy Development	X	X	X	X	X	X	X	X	X	X

Corporate Finance & Capital Markets	X	X	X		X		X	X	X

M&A & Business Development	X	X	X	X	X		X	X	X

M&A & Integrations	X	X	X	X	X	X	X	X	X	X

VSTS Industry Experience			X	X	X	X

Other Route Based Service Industry Experience	X	X	X			X		X	X	X

Supply Chain	X			X			X	X		X

IT and Cyber Security	X					X	X	X

R&D and Innovation			X	X			X	X

Traditional Marketing & Sales	X	X	X	X			X	X		X

Digital Marketing & Sales	X		X	X			X	X

International Operations	X	X	X		X	X	X	X		X

Compensation, Human Resources & Culture	X	X	X	X	X	X	X	X	X	X

Accounting & Finance	X	X			X		X	X	X	X

Risk Management	X	X		X	X	X	X	X	X

Public Relations/Communications	X	X	X	X		X	X	X	X

Legal, Compliance & Government Relations	X	X					X	X

Public Company Board	X	X	X	X	X	X	X	X	X	X

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Independence of Directors
Providing objective, independent judgment is at the core of our Board’s oversight function. Our Corporate Governance Guidelines (the “Corporate Governance Guidelines”) set forth certain criteria to assess the independence of directors of Vestis. Under the Corporate Governance Guidelines, which conform to the corporate governance listing standards of the NYSE, a director will not be considered “independent” unless our Board affirmatively determines that the director has no direct or indirect material relationship with Vestis or any of its subsidiaries. The Corporate Governance Guidelines contain a list of all categories of material relationships affecting the determination of a director’s independence. Any relationship that falls below a threshold set forth in the Corporate Governance Guidelines, or is not otherwise listed in the Corporate Governance Guidelines, will be deemed to be an immaterial relationship.
Our Board affirmatively determined that each of the directors of Vestis, other than Mr. Barber and Ms. McKee, is independent under the Corporate Governance Guidelines and the corporate governance listing standards of the NYSE. In making this determination, the Board noted that (1) Mr. Holloman served as interim Executive Chairman, President and Chief Executive Officer of Vestis from March 18, 2025 to June 1, 2025 while the Board conducted a search for a permanent Chief Executive Officer with the assistance of a third party executive recruiting firm and (2) Messrs. Holloman and Pertz and Ms. Jokinen are directors, and Ms. Whitney and Ms. Williams are executive officers, of companies that have de minimis ordinary course business relationships with Vestis. The Board determined these relationships were immaterial to both Vestis and the individual director.
Director Commitments
Our Corporate Governance Guidelines set a limit on the number of public company boards on which a Vestis director may serve. This limitation ensures that our directors can devote appropriate time to Vestis matters. Our guidelines state that a director should not serve on the board of directors of more than five public corporations (including Vestis’ Board) without the approval of the Board. In addition, directors who also serve as chief executive officers of public companies or in equivalent positions generally should not serve on more than two public company boards, including Vestis’ Board, in addition to their employer’s board.
Committees of the Board
Our Board has the following committees: (1) Audit Committee, (2) Compensation and Human Resources Committee, and (3) Nominating, Governance and Corporate Responsibility Committee. Each committee is composed of persons the Board has determined to be independent as described above and to be independent for purposes of any special independence requirements applicable to the committee in question. Each committee operates under to a written charter available on our website at https://ir.vestis.com/corporate-governance/board-committees.
Audit Committee
The Audit Committee was established in accordance with Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the listing rules of the NYSE. The responsibilities of the Audit Committee are more fully described in the Audit Committee charter. These responsibilities include:
•preparing the audit committee report required by the SEC to be included in our proxy statement;
•assisting our Board in overseeing and monitoring the quality and integrity of our financial statements;
•overseeing our management of enterprise risk and monitoring our compliance with legal and regulatory requirements;
•overseeing our management of our information technology functions and security program; and
•overseeing the work of our internal auditors and the qualifications, independence and performance of our independent registered public accounting firm.
Tracy Jokinen, Keith Meister, Doug Pertz and Mary Anne Whitney are the members of the Audit Committee. Ms. Jokinen is the Audit Committee Chair. Our Board determined that each member of the Audit Committee is financially literate as contemplated by the NYSE rules and that each member of the Audit Committee is an “audit committee financial expert” for purposes of the rules of the SEC. In addition, our Board determined that each of the members of the Audit Committee is independent, as defined by the rules of the NYSE, Section 10A(m)(3) of the Exchange Act, and in accordance with the Corporate Governance Guidelines.

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The Audit Committee met seven times in fiscal 2025 and fulfilled each of its duties and responsibilities as outlined in its charter. A report of the Audit Committee is found under the heading “Audit Committee Report” on page 33.
Compensation and Human Resources Committee
The Compensation and Human Resources Committee (the “Compensation Committee”) has the responsibilities set forth in the Compensation and Human Resources Committee charter. These responsibilities include:
•setting our compensation program and compensation of our executive officers and recommending the compensation program for our directors;
•overseeing the administration of equity-based compensation plans;
•preparing the compensation committee report required to be included in our proxy statement and annual report under the rules and regulations of the SEC; and
•overseeing our culture, human capital management and diversity, equity, and inclusion.
Doug Pertz, Richard Burke, Tracy Jokinen and Ena Williams are the members of the Compensation Committee. Mr. Pertz is the Chair of the Compensation Committee. Our Board determined that each member of the Compensation Committee is independent, as defined by the rules of the NYSE and in accordance with the Corporate Governance Guidelines. In addition, the members of the Compensation Committee qualify as “non-employee directors” for purposes of Rule 16b-3 under the Exchange Act.
The Compensation Committee met eight times in fiscal 2025. A report of the Compensation Committee is found under the heading “Executive Compensation – Compensation and Human Resources Committee Report” on page 49.
Nominating, Governance and Corporate Responsibility Committee
The Nominating, Governance and Corporate Responsibility Committee (the “Nominating Committee”) has the responsibilities set forth in the Nominating Committee charter. These responsibilities include:
•identifying individuals qualified to become new members of our Board, consistent with criteria established by the committee;
•making recommendations to the Board regarding the candidates for all directorships to be filled by the Board or the shareholders;
•recommending the directors to serve on committees of the Board and reviewing and recommending changes to the structure and operation of the committees of the Board;
•reviewing and recommending to our Board applicable corporate governance guidelines;
•overseeing the evaluation of our Board;
•overseeing our Environmental, Social and Governance activities; and
•handling such other matters that are specifically delegated to the Nominating Committee by our Board from time to time.
Richard Burke, William Goetz, Phillip Holloman and Ena Williams are the members of the Nominating Committee. However, Mr. Holloman did not serve as a member of the Nominating Committee during his tenure as interim Executive Chairman, President and Chief Executive Officer of Vestis from March 18, 2025 to June 1, 2025. Mr. Burke is the Chair of the Nominating Committee. Our Board has determined that each member of the Nominating Committee is independent, as defined by the rules of the NYSE and in accordance with the Corporate Governance Guidelines.
The Nominating Committee met seven times in fiscal 2025.
Compensation Committee Interlocks and Insider Participation
Doug Pertz, Richard Burke, Tracy Jokinen and Ena Williams are the members of the Compensation Committee. There are no relationships between the members of the Compensation Committee and our executive officers of the type contemplated in the SEC’s rules requiring disclosure of “compensation committee interlocks.” None of the members of the Compensation Committee is an employee of Vestis Corporation, and no member of the Compensation Committee has been an officer of our Company at any time. The Board has determined that each member of the Compensation Committee qualifies as a

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“Non-Employee Director” under SEC Rule 16b-3, and that each member satisfies the standards of NYSE Rule 303A.02(a)(ii) regarding independence of compensation committee members.

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2025 DIRECTOR COMPENSATION
Annual Cash Compensation for Board Service
The Compensation Committee reviews and makes recommendations to the full Board on compensation provided to non-employee directors, as directed by its charter. In fiscal year 2025, each non-employee director received base cash compensation at an annual rate of $105,000 for service on the Board, payable quarterly in arrears. Additional cash compensation was paid as follows: Chairman – $60,000, Vice-Chairman – $25,000, Audit Committee Chair – $25,000, Compensation and Human Resources Committee Chair – $17,500, and Nominating, Governance and Social Responsibility Committee Chair – $15,000. Directors who are employees of Vestis do not receive compensation for their director service. Accordingly, Mr. Barber and Ms. Scott did not receive additional compensation for their service on the Board during fiscal year 2025. In addition, during the period in fiscal year 2025 during which Mr. Holloman was employed by the Company as Interim Executive Chairman, President & Chief Executive Officer, he also did not receive separate compensation for his service on the Board.
Equity Grants for Board Service
Our non-employee compensation program provides for an annual grant of Vestis equity with a grant date value of $140,000, except that the grant date value of the annual award for our Chairman of the Board is $200,000. We expect these awards to generally be made on the date of the Company’s annual meeting of shareholders.
On January 28, 2025, directors received their annual grant, which consisted of restricted stock units that will vest, subject to the director’s continued service on Vestis’ Board until the one-year anniversary of the grant date.
Deferred Compensation Plan
Effective April 28, 2025, the Vestis Compensation Committee adopted the Amended and Restated Vestis’ Deferred Compensation Plan (the “Deferred Compensation Plan”). Under the Deferred Compensation Plan, non-employee directors are able to elect to defer all or a portion of their annual retainer, chair fees and annual equity compensation payable to the director pursuant to restricted stock unit awards or similar awards under the Company’s 2023 Long-Term Incentive Plan (the “LTIP”).
Director Compensation Table for Fiscal Year 2025
The following table details the compensation paid to our non-employee directors for fiscal year 2025.

Name(1)	Fees Earned or Paid in Cash	Fees Earned or Paid in Stock	Stock Awards (2)(3)	All Other Compensation	Total

Richard Burke	$120,000	–	$140,006	–	$260,006

William Goetz	$105,000	–	$140,006	–	$245,006

Tracy Jokinen	$130,000	–	$140,006	–	$270,006

Lynn McKee	$105,000	–	$140,006	–	$245,006

Keith Meister	$105,000	–	$140,006	–	$245,006

Doug Pertz	$147,500	–	$140,006	–	$287,506

Mary Anne Whitney	$105,000	–	$140,006	–	$245,006

Ena Williams	$105,000	–	$140,006	–	$245,006

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___________________
(1)Mr. Holloman, Ms. Scott and Mr. Barber served as directors during fiscal year 2025 but are excluded from this table. Mr. Holloman served as interim Executive Chairman, President and Chief Executive Officer from March 18, 2025 to June 1, 2025. Ms. Scott and Mr. Barber were Vestis employees during their respective terms as directors during fiscal year 2025. The compensation for Mr. Holloman, Ms. Scott and Mr. Barber for fiscal year 2025 is included in the Summary Compensation Table below.
(2)The dollar amounts in this column represent the grant date fair value of stock awards, in the form of restricted stock units, calculated in accordance with Accounting Standards Codification (“ASC”) Topic 718 “Stock Compensation” (“ASC Topic 718”) based on the closing stock price on the grant date.
(3)As of October 3, 2025, Mr. Holloman held 12,517 unvested RSUs and each of the other non-employee directors held 8,762 unvested RSUs.

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CORPORATE GOVERNANCE
Corporate Governance Guidelines
Our commitment to good corporate governance is embodied in various policies adopted by our Board, including our Corporate Governance Guidelines, which sets forth our Board’s views and practices regarding a number of governance topics. Additional support and guidance is set forth in our Board committee charters, and in the Vestis Business Conduct Policy, which applies to all Vestis directors, executive officers and employees. These documents can all be found on the Vestis website at ir.vestis.com/corporate-governance/governance-documents. Printed copies of the Corporate Governance Guidelines may be obtained, without charge, by contacting the Corporate Secretary, Vestis Corporation, 1035 Alpharetta Street, Suite 2100, Roswell, GA 30075; telephone: (470) 226-3655.
Board Leadership Structure
Our Board manages and directs the business and affairs of Vestis, as provided by Delaware law, and conducts its business through meetings of the Board and three standing committees: the Audit Committee, the Compensation and Human Resources Committee and the Nominating, Governance and Corporate Responsibility Committee.
Our Board’s goal is to achieve the best board leadership structure for effective oversight and management of our affairs. Our Board believes there is no single, generally accepted approach to providing effective board leadership, and that each leadership structure must be considered in the context of the individuals involved and the specific circumstances facing a company. Accordingly, what our Board believes is the right board leadership structure for us may vary as circumstances warrant.
Our Board is led by its Chairman, Phillip Holloman, and its Vice Chairman, Doug Pertz. We expect that shareholders’ interests will be protected by effective and independent oversight of management. Our Board has determined that, at this time, having separate directors serve as Chairman and Chief Executive Officer is the best board organization for us. However, Mr. Holloman did serve as interim Executive Chairman, President and Chief Executive Officer of Vestis from March 18, 2025 to June 1, 2025 while the Board conducted a search for a permanent Chief Executive Officer with the assistance of a third party executive recruiting firm. During that time, Mr. Pertz served as the Lead Independent Director of the Board. Additionally, eight of our ten directors are independent as defined by our Corporate Governance Guidelines and the listing standards of the NYSE. Each of our Board of Directors’ three standing committees—the Audit Committee, the Compensation and Human Resources Committee and the Nominating, Governance and Corporate Responsibility Committee—are comprised solely of independent directors.
Lead Independent Director
Our Corporate Governance Guidelines provide that, in the event the roles of Chairperson and Chief Executive Officer are combined, the Board will elect a Lead Director. The roles of Chairperson and Chief Executive Officer are separate roles, so there is no Lead Director currently appointed. However, Mr. Pertz served as the Lead Independent Director during the time that Mr. Holloman served as interim Executive Chairman, President and Chief Executive Officer of Vestis from March 18, 2025 to June 1, 2025.
Role of the Board in Risk Oversight
Our management is responsible for day-to-day risk management activities. Our Board, acting directly and through its committees, is responsible for the oversight of our risk management.
The Audit Committee reviews our accounting, reporting and financial practices, including the integrity of our financial statements, the surveillance of administrative and financial controls and our compliance with legal and regulatory requirements. In addition, the Audit Committee reviews risks related to compliance with ethical standards, including our Business Conduct Policy (discussed below), and our approach to enterprise risk management and operational risks, including those related to information security and system disruption. With respect to cybersecurity, the Audit Committee monitors our cybersecurity risk profile, receives periodic updates from management on all matters related to cybersecurity and reports to our full Board. Through regular meetings with management, including the accounting, finance, legal, information technology and internal audit functions, the Audit Committee reviews and discusses the risks related to its areas of oversight and reports to our Board with regard to its review. The Compensation Committee oversees compensation-

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related risk management. The Nominating Committee oversees risks associated with the structure of our Board and other corporate governance policies and practices. The Compensation and Nominating Committees also regularly report their findings to our Board.
Our Chief Executive Officer and other executive officers regularly report to the non-executive directors and the Audit, Compensation and Nominating Committees to ensure effective and efficient oversight of our activities and to assist in proper risk management and the ongoing evaluation of management controls. In addition, our Board receives periodic detailed operating performance reviews from management. Our Vice President of Internal Audit reports functionally and administratively to our Chief Financial Officer and directly to the Audit Committee. We believe that the leadership structure of our Board provides appropriate risk oversight of our activities.
With respect to our compensation policies and practices, our management and the Compensation Committee reviews our policies and practices to determine whether they create risks that are reasonably likely to have a material adverse effect on us. In connection with this risk assessment, we review the design of our compensation and benefits programs (in particular, our performance-based compensation programs) and related policies, potential risks that could be created by the programs, and features of our programs that help mitigate risk. Among the factors that are considered are an effective balance between the cash and equity mix and short- and long-term focus, the use of multiple performance metrics, substantial stock ownership guidelines, a clawback policy, an anti-hedging policy and independent committee oversight of the compensation programs.
Code of Ethics for Senior Financial Officers and Business Conduct Policy
We maintain a Code of Ethics for Senior Financial Officers that is applicable to our Chief Executive Officer, Chief Financial Officer, Principal Accounting Officer and other senior financial officers. The code requires our senior financial officers to engage in and promote honest and ethical conduct and produce full, fair, accurate, timely and understandable disclosure in reports and other documents we file with the Securities and Exchange Commission and in other public communications. Our senior financial officers may not, among other things, take any action to fraudulently influence, coerce, manipulate or mislead our independent public accountants for the purpose of rendering our financial statements materially misleading. The code promotes compliance with applicable laws, prompt internal reporting of violations and accountability for adherence to the code.
We also maintain a Business Conduct Policy that applies to all our employees and sets forth our policies and expectations on a number of topics, including conflicts of interest, confidentiality, compliance with laws (including insider trading laws), preservation and use of our assets, and business ethics. The Business Conduct Policy sets forth procedures for addressing potential conflicts of interest (or the appearance of a conflict of interest) and for the confidential communication and handling of issues regarding accounting, internal control and auditing matters.
We also maintain an Ethics Hotline telephone number (the “Hotline”) for Vestis teammates as a means of raising concerns (including concerns about potential violations of the Business Conduct Policy). The Hotline is available to all teammates worldwide. Teammates using the Hotline may choose to remain anonymous, and all inquiries are kept confidential to the extent practicable in connection with the investigation of an inquiry. All Hotline inquiries are forwarded to our legal department for investigation. The Audit Committee is informed of any reported matters, whether through the Hotline or otherwise, that could potentially be significant to us, including accounting, internal control or auditing matters, or any fraud involving management or persons who have a significant role in our internal controls.
Any waivers from any provisions of the Business Conduct Policy for executive officers and directors are promptly disclosed to stockholders by posting at the website address set forth below. In addition, certain amendments to the Business Conduct Policy, as well as any waivers from certain provisions of the Corporate Governance Guidelines given to our Chief Executive Officer, Chief Financial Officer or Principal Accounting Officer, are posted at the website address set forth below. We intend to satisfy the requirements of Item 5.05 of Form 8-K regarding an amendment to, or waiver from, a provision of our Code of Ethics for Senior Financial Officers that applies to our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions by posting such information on our website as set forth below.
The Code of Ethics for Senior Financial Officers and Business Conduct Policy are available on our website at www.vestis.com.

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Printed copies of the Code of Ethics for Senior Financial Officers and Business Conduct Policy may be obtained, without charge, by contacting the Corporate Secretary, Vestis Corporation, 1035 Alpharetta Street, Suite 2100, Roswell, GA 30075, telephone: (470) 226-3655.
Board Performance and Self-Evaluation Process
Our Board is focused on enhancing its performance through a rigorous assessment process of the effectiveness of itself and its committees in order to increase stockholder value. Our Board conducts an annual self-evaluation of its performance that solicits input and perspective from all of our directors on various matters, including:
•the effectiveness of the Board and its operations;
•the Board’s leadership structure;
•the Board’s composition, including the directors’ capabilities, experiences and knowledge;
•the quality of Board interactions; and
•the effectiveness of the committees of the Board.
As set forth in its charter, the Nominating Committee oversees our Board and committee evaluation process. The Nominating Committee determines the appropriate form of evaluation and considers the design of the process to ensure it is both meaningful and effective. The results of our Board’s self-evaluation are presented by the Chair of the Nominating Committee to the full Board. As part of the evaluation, our Board will assess the progress in the areas targeted for improvement in the previous year’s self-evaluation, and develop actions to be taken to enhance the Board’s effectiveness over the next year. Each committee conducts an annual self-evaluation of its performance through a similar process.
Executive Sessions
As instructed by our Corporate Governance Guidelines, non-employee directors hold regular executive sessions at which management, including the Chief Executive Officer, is not present. To the extent practicable, these sessions occur, at a minimum, semi-annually following regularly scheduled meetings of the Board. For so long as the Chairperson of the Board is not an executive officer, the Chairperson of the Board presides at the executive sessions, or if he or she is not present, the Vice Chairperson of the Board presides. Independent directors meet in a private session that excludes management and affiliated directors at least once per year.
Role of the Board in Succession Planning and Leadership Development
The Board’s responsibilities include succession planning for the Chief Executive Officer and other executive officer positions. The Nominating Committee oversees the development and implementation of our succession plans for the Chief Executive Officer and the Compensation Committee oversees succession plans for other key executives. The Chief Executive Officer provides the Board with an assessment of senior leaders and their potential to succeed to the position of Chief Executive Officer. This annual assessment has been developed in consultation with the Chair of the Nominating Committee. High potential executives meet regularly with the members of the Board and present business updates for their functional area of responsibility periodically to the Board.
Director Nomination Process
The Nominating Committee identifies qualified candidates to serve on the Board by overseeing the search and interview process for candidates and conducting all necessary and appropriate inquiries into the backgrounds and qualifications of possible candidates. The Nominating Committee reviews the existing Board and makes recommendations as to whether members of the current Board should stand for reelection.
The Nominating Committee does not set specific, minimum qualifications that directors must meet in order for the Nominating Committee to recommend them to the Board. Rather, it believes that directors and director candidates should be evaluated based on their individual merits, taking into account Vestis’ needs and the composition of the Board. In nominating a slate of directors, the Nominating Committee’s objective is to select individuals with skills and experience that can be of assistance in operating our business and providing effective oversight of the Company’s strategy and management. The Nominating Committee will consider candidates recommended by shareholders and all candidates are evaluated in the

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same manner, regardless of who recommended such candidate for nomination. When reviewing the qualifications of potential director candidates, the Nominating Committee considers:
•whether individual directors possess the following personal characteristics: integrity, education, accountability, business judgment, business experience, reputation and high performance standards, and
•all other factors it considers appropriate, which may include accounting and financial expertise; industry knowledge; experience in compensation, human resources and culture; strategy development experience; chief executive and senior management leadership experience; prior public company board service; international operations experience; corporate finance and capital markets experience; mergers and acquisitions and business development experience; supply chain experience; information technology and cybersecurity experience; experience in research and development and innovation; both traditional and digital marketing and sales; experience with disruptive risk and innovation; age, gender and ethnic and racial background; civic and community relationships; existing commitments to other businesses; potential conflicts of interest with other pursuits; legal considerations, such as antitrust issues; and the size, composition and combined expertise of the existing Board.
The Board believes that, as a whole, it should strive to possess the following core competencies: accounting and finance, management, industry knowledge and strategy/vision, among others. While the Board does not have a formal policy with regard to diversity, the Nominating Committee and the Board strive to ensure that the Board is composed of individuals who, together, possess a breadth and depth of experience relevant to the Board’s oversight of Vestis’ business and strategy and a diversity of backgrounds and perspective in order to effectively understand the needs of our employees and customers. The Company’s Corporate Governance Guidelines provide that, except as may be approved by the Nominating Committee, no person may serve as a non-employee director if he or she would be 75 years or older at the commencement of such term as a director.
Mses. Jokinen, Whitney and Williams are incumbent directors of the Board and were recommended to stand for reelection by the Nominating Committee.
Consideration of Shareholder-Recommended Candidates and Procedure for Shareholder Nominations
To recommend a candidate for consideration by the Nominating Committee, a shareholder should submit a written statement of the qualifications of the proposed nominee, including full name and address, to: Vestis Corporation, Nominating, Governance and Corporate Responsibility Committee, c/o Corporate Secretary, 1035 Alpharetta Street, Suite 2100, Roswell, GA 30075. The written submission should comply with all requirements set forth in our amended and restated Certificate of Incorporation and amended and restated Bylaws. The committee will consider all candidates recommended by shareholders in compliance with the foregoing procedures and who satisfy the minimum qualifications for director nominees and Board member attributes.
Our amended and restated Certificate of Incorporation and amended and restated Bylaws provide that any stockholder entitled to vote at an annual meeting of stockholders may nominate one or more director candidates for election at that annual meeting by following certain prescribed procedures. The stockholder must provide to our Corporate Secretary timely written notice of the stockholder’s intent to make such a nomination or nominations and include specified information. For further information regarding submission of a director nominee under our general Bylaw provisions, see “Shareholder Proposals and Nominations for 2027 Annual Meeting.”
Our Bylaws also permit a shareholder, or a group of up to 20 shareholders, that has continuously owned for three years at least 3% of the Company’s outstanding common shares, to nominate and include in the Company’s annual meeting proxy materials up to the greater of two directors or the number of directors that does not exceed 20% of the number of directors serving on the Board, provided that the shareholder(s) and the nominee(s) satisfy the requirements specified in our Bylaws. For further information regarding submission of a director nominee using the Company’s proxy access Bylaw provision, see “Shareholder Proposals and Nominations for 2027 Annual Meeting.”
Policies and Procedures for Review and Approval of Transactions with Related Persons
We have a written Policy Regarding Transactions With Related Persons, which governs the review, approval and ratification of transactions between Vestis and related persons of Vestis. This policy applies to any transaction or series of transactions in which Vestis or a subsidiary is a participant, the amount involved exceeds $120,000 and a “Related Person” (as defined in

2026 Proxy Statement	28

Item 404(a) of SEC Regulation S-K) has a direct or indirect material interest; provided, however, that our Board determined that certain transactions not required to be reported pursuant to Item 404(a) of SEC Regulation S-K are not considered to be transactions covered by the policy. Under the policy, a related person transaction must be reported to our General Counsel and be reviewed and approved or ratified by the Audit Committee in accordance with the terms of the policy, prior to the effectiveness or consummation of the transaction, whenever practicable. The Audit Committee reviews all relevant information available to it about the potential related person transaction. The Audit Committee, in its sole discretion, may impose such conditions as it deems appropriate on the Company or the Related Person in connection with the approval of the Related Person transaction.
How to Contact the Board
Our Board is committed to meaningful engagement with our shareholders and welcomes input and suggestions. Shareholders and other interested parties wishing to contact the Chairman or the non-management directors as a group are able to do so by sending a written communication to the attention of the Chairman, c/o Vestis Corporation, Corporate Secretary’s Office, 1035 Alpharetta Street, Suite 2100, Roswell, GA 30075.
Communications addressed to our Board or to a member of our Board are distributed to the Board or to any individual director or directors as appropriate, depending upon the facts and circumstances outlined in the communication.
The Corporate Secretary’s office submits to the Board all communications received, but in all cases excluding those items that are not related to Board duties and responsibilities, such as junk mail and mass mailings.

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OTHER MATTERS
Sustainability and Corporate Responsibility
We have been engaged in actively supporting environmental, social and governance (“ESG”) efforts. Below are key areas of focus the Company has undertaken and intends to continue to pursue:
•We maintain a Corporate Social Compliance Policy and related Vendor Code of Conduct that address the international manufacturing of our private label garments under safe, lawful and humane working conditions. To support our Corporate Social Compliance Policy, our international private label garment manufacturers annually confirm their commitment to comply with our Vendor Code of Conduct, and the factories used to produce these products are subject to annual third-party social compliance audits.
•We have made enhancements to our wash chemistry that allow us to conserve electricity, natural gas and water. Our most recent chemical enhancement has provided utility resource reductions with shorter washing machine run times (electricity), reduced water temperatures (natural gas) and fewer rinse cycles (water).
•We focus on the efficient use of fossil fuels to reduce related emissions. We seek to increase route efficiency with technology and processes that reduce travel time, distance and fuel consumption. For example, information from our telematics technology gives us the visibility needed to reduce the amount of idling in our fleet.
Our Board of Directors and executive leadership are committed to leading a socially responsible organization that supports the health of our planet, cares for our employees, invests in the communities we work in and conducts business in an ethical manner with appropriate governance.
Securities Trading Policy; Prohibition on Hedging and Pledging
Vestis maintains a Securities Trading Policy governing the purchase and sale of our securities by our directors, officers, and employees. that we believe is reasonably designed to promote compliance with insider trading laws, rules and regulations and NYSE listing standards applicable to Vestis. The policy, among other things, prohibits persons covered by the policy from trading in our securities while in possession of material nonpublic information, other than in connection with a Rule 10b5-1 plan adopted in compliance with the policy. The policy also restricts pledging and prohibits our directors, officers and employees from engaging in hedging, speculative or other transactions that hedge or offset any decrease in the market value of its stock (including swaps, forwards, options, futures, collars, exchange funds and other derivative transactions or arrangements). This policy applies to all executive officers and directors subject to certain limited exceptions.

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PROPOSAL 2

ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION
(“SAY-ON-PAY”)
Pursuant to Section 14A of the Exchange Act, we are asking our shareholders to vote on a non-binding, advisory basis to approve the compensation paid to our named executive officers, as disclosed in this proxy statement. This proposal, commonly known as a “Say-on-Pay” proposal, gives shareholders the opportunity to express their opinion of the Company’s executive compensation program by either endorsing or withholding endorsement of the program. At the 2025 annual meeting of shareholders, the Board recommended, and our shareholders approved, an annual frequency for the Say-on-Pay vote. After considering that recommendation, the Board determined that the Say-on-Pay vote would be held annually.
Executive Compensation Disclosures
In considering your vote, we invite you to review the Compensation Discussion and Analysis beginning on page 36. This advisory proposal, commonly referred to as a “Say-on-Pay” proposal, is not binding on the Board. However, the Board takes shareholder feedback seriously and it and the Compensation Committee will review and consider the voting results when evaluating the Company’s executive compensation program. At our 2025 annual meeting of shareholders, we received over 98.5% support from votes cast for our “Say on Pay” advisory vote proposal, which we believe demonstrates that shareholders are supportive of our executive compensation program.
The Company believes that its compensation policies and practices effectively achieve the Company’s primary goals of attracting and retaining key executives, rewarding achievement of the Company’s short-term and long-term business goals, and aligning our executives’ interests with those of our shareholders to create long-term sustainable value.
Say-on-Pay Resolution
This proposal calls for the approval of the following resolution:
“RESOLVED, the shareholders of the Company hereby approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement, pursuant to the rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, compensation tables and narrative discussion.”

The Board recommends a vote FOR the say-on-pay proposal.

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AUDIT COMMITTEE MATTERS
The Audit Committee assists the Board in its oversight of the Company’s independent registered public accounting firm, which assistance includes the responsibility to appoint, compensate, retain and oversee the firm. The independent registered public accounting firm reports directly to the Audit Committee. The Audit Committee reviews the independent registered public accounting firm’s qualifications, independence and performance at least annually. In connection with this review, the Audit Committee considers whether there should be a regular rotation of the independent registered public accounting firm to assure continuing auditor independence. Further, in conjunction with the mandated rotation of the independent audit firm’s lead engagement partner, the Audit Committee is involved in the selection of the independent audit firm’s lead engagement partner.

PROPOSAL 3

RATIFICATION OF APPOINTMENT OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2026
We are asking our shareholders to ratify the appointment of Deloitte & Touche LLP (“Deloitte”) to serve as the Company’s independent registered public accounting firm for fiscal year 2026, which ends on October 2, 2026.
The Audit Committee has selected Deloitte to serve as the Company’s independent registered public accounting firm for fiscal year 2026. Although action by the shareholders on this matter is not required, the Audit Committee values shareholder views on the Company’s independent registered public accounting firm and believes it is appropriate to seek shareholder ratification of this selection. If the shareholders do not ratify the appointment of Deloitte, the selection of the independent registered public accounting firm may be reconsidered by the Audit Committee. Even if the selection is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time of the year if it determines that such a change would be in the best interests of the Company and its shareholders. The Company has been advised that representatives of Deloitte are scheduled to attend the Annual Meeting, and they will have an opportunity to make a statement if the representatives desire to do so. It is expected that the Deloitte representatives will also be available to respond to appropriate questions.
Audit Committee Considerations in Appointing Deloitte
The Audit Committee has appointed Deloitte as the independent registered public accounting firm for the fiscal year ending October 2, 2026. The Audit Committee believes that the appointment of Deloitte as the Company’s independent registered public accounting firm is in the best interests of the Company and its shareholders. In addition to Deloitte’s independence, the Audit Committee considered:
•Deloitte’s capabilities, qualifications and expertise;
•The effectiveness and efficiency of Deloitte’s audit services;
•Deloitte’s compliance with regulations; and
•Technological capabilities, relative benefits of tenure versus fresh perspective and fees.
The shares represented by your properly executed proxy will be voted “FOR” this proposal, which would be your vote to ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2026, unless you specify otherwise.

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The Board recommends that you vote “FOR” the ratification of the Audit Committee’s appointment of Deloitte as the Company’s independent registered public accounting firm for fiscal year 2026.

FEES TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Set forth below is information relating to the aggregate fees billed by Deloitte for professional services rendered for each of the last two fiscal years as well as a description of each fee category.

Fees for Services	Fiscal 2025	Fiscal 2024

Audit Fees	$2,445,045	$2,076,000

Audit-Related Fees	–	–

Tax Fees	$713,136	$152,174

All Other Fees	$1,895	–

Total Fees	$3,160,076	$2,228,174

•Audit fees include the audit of annual financial statements, the review of quarterly financial statements, the performance of statutory audits, procedures and comfort letters related to registration statements.
•Tax fees include U.S. federal, state, local, international and other tax compliance, planning, advice and consultation services.
•All Other fees for Fiscal 2025 consists of subscription fees for an online accounting research platform.
The Audit Committee considered whether providing the non-audit services shown in this table was compatible with maintaining Deloitte’s independence and concluded that it was.
POLICY FOR PRE-APPROVAL OF AUDIT AND PERMITTED NON-AUDIT SERVICES
The Audit Committee annually reviews and pre-approves the services that may be provided by the Company’s independent registered public accounting firm without obtaining further specific pre-approval from the Audit Committee. The Audit Committee adopted a Pre-Approval Policy that contains a list of pre-approved services, which the Audit Committee may revise from time to time, based on subsequent determinations. The Audit Committee has delegated pre-approval authority to the chairman of the Audit Committee, or in her absence or unavailability, to another specified member of the Audit Committee. The chairman of the Audit Committee or such specified member will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. All of the audit fees, audit-related fees, tax fees and all other fees for fiscal 2025 were pre-approved by the Audit Committee or the chairman of the Audit Committee.
AUDIT COMMITTEE REPORT
The Audit Committee represents and assists the Board and is composed solely of directors who satisfy the independence and financial literacy requirements, and the heightened independence criteria applicable to audit committee members, of the NYSE rules and applicable securities laws. In addition, the Board has determined that each of Tracy Jokinen, Keith Meister, Doug Pertz and Mary Anne Whitney is an audit committee financial expert as defined under the rules of the SEC.
The Audit Committee operates under a written charter approved and adopted by the Board, which sets forth its duties and responsibilities. This charter can be found on the Company’s website under the Investor Relations section. This charter is reviewed annually and updated as appropriate to reflect the Audit Committee’s evolving role, changes in regulatory requirements and oversight practices, and investor feedback.

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The Audit Committee’s purpose is to assist the Board in its oversight of:
•preparing the audit committee report required by the SEC to be included in our proxy statement;
•assisting our Board in overseeing and monitoring the quality and integrity of our financial statements;
•overseeing our management of enterprise risk and monitoring our compliance with legal and regulatory requirements; and
•overseeing the work of our internal auditors and the qualifications, independence and performance of our independent registered public accounting firm.
The Audit Committee met seven times in fiscal year 2025 and fulfilled each of its duties and responsibilities as outlined in its charter. The Audit Committee regularly conferred with Deloitte, the Company’s internal auditors, and senior management in separate executive sessions to discuss any matters that the Audit Committee, Deloitte, the Company’s internal auditors, or senior management believed should be discussed privately with the Audit Committee. The Audit Committee has direct access to Deloitte and the Company’s internal auditors, which each report directly to the Audit Committee.
2025 Audited Financial Statements and Internal Controls
The Company’s management has primary responsibility for establishing and maintaining effective internal control over financial reporting and preparing the Company’s financial statements and disclosures. Deloitte, the Company’s independent registered public accounting firm for fiscal 2025, was responsible for performing an independent audit of the Company’s consolidated financial statements and expressing opinions on the conformity of the Company’s audited financial statements with generally accepted accounting principles in the United States and on the effectiveness of the Company’s internal control over financial reporting. The Audit Committee oversaw the performance of these responsibilities by Deloitte and management, including the processes by which these responsibilities are fulfilled.
In the performance of its oversight function and in accordance with its responsibilities under its charter, the Audit Committee has reviewed and discussed with management and Deloitte the Company’s audited financial statements as of and for the fiscal year ended October 3, 2025. The Audit Committee also discussed with Deloitte the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the Securities and Exchange Commission. Finally, the Audit Committee received the written disclosures and the letter from Deloitte required by applicable requirements of the Public Company Accounting Oversight Board regarding Deloitte’s communications with the Audit Committee concerning independence, and discussed with Deloitte their independence.
Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the fiscal year ended October 3, 2025, filed with the SEC.
Members of the Audit Committee:
Tracy Jokinen, Chair
Keith Meister
Doug Pertz
Mary Anne Whitney

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EXECUTIVE OFFICERS
In addition to James J. Barber, Jr., our President and Chief Executive Officer, whose biography is included under the heading “About the Continuing Directors,” our executive officers as of January 1, 2026, are as follows;

Adam K. Bowen, 43, serves as Interim Chief Financial Officer of Vestis. Mr. Bowen joined Vestis as Vice President of Financial Planning & Analysis in February 2025 and began serving as Interim Chief Financial Officer of Vestis on December 16, 2025. He brings more than 20 years of strategic finance experience to Vestis, having previously served as Chief Accounting Officer at Sonder Holdings, Inc. from October 2023 to December 2024, and Chief Accounting Officer of BlueLinx Holdings Inc. from March 2022 to August 2023. Previously, Mr. Bowen also served at BlueLinx Holdings Inc. in the roles of Senior Director of Accounting & Corporate Controller from January 2021 to March 2022, Director of Accounting & Corporate Controller from May 2020 to January 2021, and Director of Internal Audit & Enterprise Risk Management from April 2019 to May 2020. Prior to BlueLinx, from June 2015 to March 2019, Mr. Bowen served in various internal audit roles of increasing responsibility with Abbott Laboratories, and its acquired subsidiary, Alere, Inc. Mr. Bowen has held roles both in-house and in private practice from 2005 to 2015 with various organizations, including KPMG LLP and Southern Company. Mr. Bowen is a licensed and active Certified Public Accountant in Georgia and Florida.

William J. Seward, 58, serves as Executive Vice President and Chief Operating Officer of Vestis. Prior to joining Vestis, Mr. Seward was the President of UPS Supply Chain Solutions, where he oversaw multiple business units, including global logistics, freight forwarding, warehousing, and distribution. Before returning to UPS in 2019, Mr. Seward served as Executive Vice President and Chief Commercial Officer for Stericycle, Inc. In previous roles at UPS, he was responsible for the UPS Americas Region, global customer solutions, international package customs brokerage, global healthcare sales, and global revenue operations. Mr. Seward was also President of UPS International Sales and Vice President of Business Development for UPS Europe, based in Brussels. Additionally, Mr. Seward has been an Alex de Tocqueville Society member of the United Way and has served on the board of directors for Hands on Atlanta and the German American Chamber of Commerce.

André C. Bouchard, 60, serves as Executive Vice President, Chief Legal Officer, General Counsel and Corporate Secretary. Mr. Bouchard joined Vestis in February 2025 to serve as Chief Legal Officer. Mr. Bouchard has over 30 years of experience in legal and operational leadership roles, including 17 years as a public company General Counsel. From January 2008 to January 2025, Mr. Bouchard served as Chief Legal Officer and General Counsel, as well as in various compliance and risk management roles for Team, Inc. (NYSE: TISI), a global provider of specialty industrial services. Additional roles served included Executive Vice President, Administration, and Secretary. Prior to Team, Inc., Mr. Bouchard held progressive leadership roles in legal, regulatory, compliance, human resources, and operations at Southern Union Company, a publicly traded, international natural gas utility, transmission, liquified natural gas and energy resources company.

Rodney L. Wedemeier, 51, serves as Executive Vice President and Chief Human Resources Officer of Vestis. Mr. Wedemeier joined Vestis in October 2025 to lead the company’s human resources strategy, including talent acquisition, leadership and organizational development, employee engagement, culture, and HR operations. Mr. Wedemeier has more than 25 years of human resources leadership experience across global manufacturing and service organizations. Prior to joining Vestis, he served as Senior Vice President (CHRO) at Mohawk Industries, where he led all aspects of the global HR team. Before Mohawk, Mr. Wedemeier held senior HR leadership roles at Oshkosh Corporation, where he directed enterprise-wide talent development programs, labor relations strategies, and large-scale growth initiatives. Earlier in his career, he held HR leadership roles in Cargill and Auburn Consolidated Industries. Mr. Wedemeier previously served on the Board of Directors of the United Way of Northwest Georgia and the Dallas Chamber of Commerce Economic Advisory Council.

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EXECUTIVE COMPENSATION
COMPENSATION DISCUSSION AND ANALYSIS
This Compensation Discussion and Analysis (“CD&A”) describes material elements of our named executive officer (“NEO”) compensation and describes the objectives and principles underlying Vestis’ executive compensation programs, the compensation decisions we made under those programs and factors we considered in making those decisions.
EXECUTIVE SUMMARY
For fiscal year 2025, our NEOs were:
•James J. Barber, Jr., President and Chief Executive Officer
•Phillip Holloman, former Interim Executive Chairman, President and Chief Executive Officer
•Kim Scott, former President and Chief Executive Officer
•Kelly C. Janzen, former Executive Vice President and Chief Financial Officer
•Rick T. Dillon, former Executive Vice President and Chief Financial Officer
•William J. Seward, Executive Vice President and Chief Operating Officer
•André C. Bouchard, Executive Vice President, Chief Legal Officer, General Counsel and Corporate Secretary
•Grant Shih, former Executive Vice President and Chief Technology Officer
CEO and CFO Leadership Transitions
The following CEO and CFO leadership transitions occurred at Vestis during fiscal year 2025 and through the date of this proxy statement:
•On January 29, 2025, it was determined that Rick Dillon, Executive Vice President and Chief Financial Officer, would leave the Company, effective February 14, 2025. There was no disagreement between Mr. Dillon and the Company regarding the Company’s operations, policies or practices.
•On January 29, 2025, the Company appointed Kelly C. Janzen as Executive Vice President and Chief Financial Officer, effective February 14, 2025.
•On March 18, 2025, it was determined that Kim Scott, President and Chief Executive Officer, would leave the Company, effective March 18, 2025. There was no disagreement between Ms. Scott and the Company regarding the Company’s operations, policies or practices.
•On March 18, 2025, the Company appointed Phillip Holloman, Chairman of the Board of Directors of the Company since September 2023, as interim Executive Chairman, President and Chief Executive Officer, effective March 18, 2025, to serve in this role while the Board conducted a search for a permanent Chief Executive Officer with the assistance of a third-party executive recruiting firm.
•On May 5, 2025, the Company appointed James J. Barber, Jr., as President and Chief Executive Officer, effective as of June 2, 2025. In addition, on June 2, 2025, Mr. Holloman returned to serving as the non-executive Chairman of the Board of Directors of the Company.
•On December 10, 2025, Ms. Janzen provided notice of her decision to resign from the Company to pursue other opportunities, effective December 31, 2025. There was no disagreement between Ms. Janzen and the Company regarding the Company’s operations, policies or practices.
•On December 12, 2025, the Board appointed Adam K. Bowen, the Company’s Vice President of Financial Planning & Analysis, to serve as the Company’s Interim Chief Financial Officer and principal financial officer, effective as of December 16, 2025, to serve until a permanent Chief Financial Officer of the Company is designated.
The following sections of this Compensation Discussion and Analysis describe Vestis’ executive compensation philosophy, the executive compensation program elements applicable to the Vestis named executive officers for fiscal 2025, and certain Vestis executive compensation plans, policies and practices, as well as certain aspects of our executive compensation arrangements adopted in connection with or following our separation from Aramark on September 29, 2023 (the “Separation”).

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Key Financial Results
We note the following key financial results as context in reviewing Vestis’ fiscal 2025 executive pay decisions.

Revenue	Adjusted EBITDA (1)	Free Cash Flow (1)

$2,734.8B (2.5%) Y/Y	$257.4M 9.4% Margin	$5.8M

__________________
(1)Adjusted EBITDA, Adjusted EBITDA Margin and Free Cash Flow are non-GAAP financial measures. A reconciliation of GAAP to non-GAAP financial measures is set forth on Appendix A.
Vestis’ Executive Compensation Design
Vestis’ executive compensation program is designed to retain and motivate executives and reward achievement of Vestis’ performance goals aligned with value created for shareholders. This is important because its performance is very much dependent on the talents, skills and engagement of its leadership team. Vestis generally measures its performance by growth in sales, earnings and free cash flow, and these metrics are reflected in its incentive plans. By focusing on these performance metrics, Vestis believes its incentive plans will drive broader shareholder value creation.
Vestis ties its executives’ long-term interests with those of its shareholders through equity compensation awards in respect of Vestis common stock. The equity is typically delivered in the form of performance stock units (“PSUs” – 50%), stock options (“Stock Options” – 25%) and restricted stock units (“RSUs” – 25%). PSUs typically have made up 50% of the grant to provide value only to the extent long-term performance objectives are achieved. Vestis’ executives are also measured by their individual contributions to Vestis’ success, and this is a consideration in annual base salary adjustment decisions.
Vestis’ Executive Compensation Principles and Operating Framework
Vestis’ executive compensation program is overseen by the Compensation and Human Resources Committee, a committee of the Board (the “Compensation Committee”). The following are the compensation principles and operating framework of our executive compensation program for fiscal 2025:

Executive Compensation Guiding Principles
Pay for Performance	Shareholder Alignment	Attract and Retain Key Talent
The vast majority of executive pay is at-risk and performance-based with metrics aligned to Vestis’ strategy and long-term shareholder value creation. Vestis’ approach strikes a balance between achieving both short- and long-term performance objectives.

Programs align executives’ interests with those of its shareholders. The vast majority of executive pay is provided through equity and linked to stock price performance. Vestis also maintains stock ownership guidelines for all executive officers reinforced with holding requirements for executives who have not met their guideline.

Vestis provides competitive pay and benefits to attract, retain and motivate talented, high-performing executives with specific skill sets and relevant experience to drive Vestis’ business, create shareholder value and develop future leaders.

General Executive Compensation Operating Framework
Risk Management	Governance Considerations	Affordability/Shareholder Dilution
Vestis manages risk in incentive programs, while ensuring alignment between pay and performance, and with shareholder interests.	Vestis considers applicable requirements, as well as its corporate values and behavioral expectations, in designing its incentive structures and making compensation decisions.	Vestis conducts recurring reviews that balance goals and objectives of the program with fiscal soundness and appropriate shareholder dilution.

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2025 Advisory “Say on Pay” Vote on Executive Compensation
Each year we provide our shareholders with the opportunity to cast an advisory vote to approve the compensation of our named executive officers. At our 2025 annual meeting of shareholders, we received over 98.5% support from votes cast for our “Say on Pay” advisory vote proposal with regard to our fiscal 2024 named executive officer compensation program, which we believe demonstrates that shareholders are supportive of our executive compensation program. In evaluating our executive compensation program, the Compensation Committee and the full Board considered the 2025 “Say on Pay” advisory vote proposal results. The Compensation Committee will continue to monitor and assess our executive compensation program and consider the outcome of our Say-on-Pay votes when making future compensation decisions for our named executive officers.

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Executive Compensation Program and Practices Overview
Vestis’ executive compensation program adheres to the following high governance standards.

What We Do		What We Don’t Do
√	Risk Mitigation – Multiple metrics and measurement periods for annual incentives mitigate risk that executives will be motivated to pursue results related to one metric and/or one period	x	No Guaranteed Bonuses – Vestis’ annual bonus plans are performance-based and do not include any minimum payment levels or guarantees
√	Compensation Recoupment Policy – Robust “clawback” policy for pay in certain circumstances	x	No Executive Pension or Supplemental Executive Retirement Plan – Vestis’ executive officers participate in the same retirement plan as our front-line Teammates
√	Stock Ownership Guidelines – Vestis’ NEOs and directors are subject to ownership guidelines with conditional holding requirements	x
No Hedging and Restriction on Pledging – Vestis prohibits directors and employees from engaging in hedging and prohibits directors and named executive officers from pledging Vestis shares without specific pre-approval (1)

√	Double-Trigger Change-in-Control Provisions – Both a change-in-control and termination are required for equity vesting acceleration and other benefits to apply upon a change-in-control event	x	No Dividends on Unvested Equity Awards – Vestis does not pay dividends or dividend equivalents on equity awards prior to vesting
√	Annual Say-on-Pay Vote – Vestis is recommending annual shareholder feedback on our executive pay program and will directly engage with its shareholders on executive pay matters	x	No Repricing or Exchange of Underwater Stock Options
√	Annual Evaluation – Vestis annually reviews its executive pay program to ensure it continues to align with market competitive practices and key financial objectives	x	No Tax Gross-Ups Vestis does not provide gross-ups on benefits (other than taxable relocation benefits) or perquisites in any employment agreements
√	Independent Advisor – Independent consultant provides advice directly to the Vestis Compensation Committee	x	No Recycling of Shares withheld for taxes
√
Multiple LTI Vehicles – Use of PSUs, Stock Options and RSUs provides a balanced approach that focuses executives on key financial objectives (PSUs), direct shareholder alignment (Stock Options), and retention and alignment with shareholders (RSUs)

__________________
(1)There are certain limited exceptions to the prohibition on pledging.

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Detailed Compensation Program Discussion
Compensation Program Design
Overview of Vestis’ Compensation Components
The principal components of Vestis’ executive compensation program for fiscal 2025 are base salary, an annual cash incentive and long-term equity incentives, which are the principal components of our executive compensation program.

Compensation Element	Vehicle/Description	Link to Vestis Strategy
Base Salary	•Cash •Base salaries are determined based on scope of responsibility, experience and performance aligned to market levels	•Attract, compensate high-performing and experienced leaders at a competitive level based on market (both internal and external)

Annual Incentive Plan Management Incentive Bonus (“MIB” Plan)	•Cash •Performance / Payout evaluated 100% relative to pre-established annual financial performance goals for fiscal 2025 •Performance / Payout to range between 0% and 200% of Target	•Motivate and reward executives for achieving annual corporate, business, and function goals in key areas of financial performance

Long-Term Incentive Plan (“LTI” Plan)
•Performance Stock Units (50%) where Performance/Payout evaluated 100% relative to long-term financial performance goals for fiscal 2025 to 2027
•Performance / Payout to range between 0% and 200% of Target

•Focuses executives on the achievement of specific long-term performance goals directly aligned with Vestis’ strategic operating plans. PSUs cliff vest (if earned) after three years based on achievement of Cumulative Adjusted EBITDA (50%) and Cumulative Adjusted Free Cash Flow Conversion (50%), modified +/- 25% based on performance vs. TSR Performance Peer Group

•Stock Options (25%)
•Directly aligns the interests of executives with shareholders. Stock options only have value for executives if performance results in stock price appreciation after the grant date. Stock Options vests equally over three years

	•Restricted Stock Units (25%)	•Strengthens key executive retention to promote executive continuity and successful execution of Vestis’ long-term strategic plan. RSUs vests equally over three years
Base Salary
Base salary reflects the value of the executive position and attributes the executive brings to the position, including tenure, experience, skill level and performance. The Compensation Committee will review annual base salaries for our executive

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officers each year to ensure alignment with current market levels (see “Market Benchmarking” below). The Compensation Committee will take into account numerous factors when making its determination, including the executive officer’s experience relative to industry peers, competitive market data, time in his or her position, individual performance, future potential and leadership qualities.
The 2025 annual base salary for each named executive officer (other than Mr. Holloman) is set forth below.

Vestis Executive Officer	Job Title	2025 Annual Base Salary
James J. Barber, Jr.	President & CEO	$950,000
Kim Scott	Former President & CEO	$925,000
Kelly C. Janzen	Former EVP & CFO	$610,000
Rick T. Dillon	Former EVP & CFO	$618,000
William J. Seward	EVP & COO	$600,000
André C. Bouchard	EVP, CLO, GC & CS	$525,000
Grant Shih	Former EVP & CTO	$400,000
Mr. Holloman served as interim Executive Chairman, President and Chief Executive Officer of Vestis while the Board conducted a search for a permanent Chief Executive Officer with the assistance of a third-party executive recruiting firm from March 18, 2025 to June 1, 2025. During this period, Mr. Holloman earned cash compensation in the amount of $125,000 per month.
Target Annual Incentives
Vestis’ annual incentive plan (the Management Incentive Bonus Plan or “MIB”) is designed to drive and reward performance and is based on financial objectives established by the Compensation Committee at the beginning of each fiscal year. The annual MIB targets for each named executive officer are established annually based on market competitive data related to each executive’s role (see “Market Benchmarking” below).
The annual MIB plan is designed to reward the achievement of specific financial objectives results measured over one fiscal year. Each named executive officer participating in the MIB is assigned an annual MIB target bonus expressed as a percentage of base salary. Actual earned MIB payouts are based on actual performance achieved against pre-established performance goals set for each fiscal year by the Compensation Committee where MIB payouts can vary from 0% to 200% of the annual MIB target bonus.
The 2025 annual MIB target bonus for each named executive officer is set forth below.

Vestis Executive Officer	Job Title	2025 MIB Bonus Target
James J. Barber, Jr. (1)	President & CEO	N/A
Phillip Holloman (2)	Former Interim Executive Chairman, President & CEO	N/A
Kim Scott	Former President & CEO	125%
Kelly C. Janzen	Former EVP & CFO	75%
Rick T. Dillon	Former EVP & CFO	75%
William J. Seward	EVP & COO	75%
André C. Bouchard	EVP, CLO, GC & CS	60%
Grant Shih	Former EVP & CTO	50%

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_________________
(1)Mr. Barber was not eligible to participate in the MIB for fiscal 2025 or receive any MIB performance bonus payout for fiscal 2025; however, Mr. Barber is expected to participate in the annual MIB performance bonus plan for fiscal 2026 with a 2026 MIB bonus target of 125%.
(2)Mr. Holloman was not eligible to participate in the MIB for fiscal 2025 or receive any MIB performance bonus payout during his tenure as Interim Executive Chairman, President and Chief Executive Officer.
Fiscal 2025 Annual Incentive Performance Metrics and Weightings
Vestis’ annual incentive plan for fiscal 2025 was based on Adjusted EBITDA (50%) and Total Revenue (50%). Adjusted EBITDA, a non-GAAP financial measure, is defined as earnings before interest, taxes, depreciation, amortization of intangible assets and stock compensation expense and certain other adjustments determined by the company. All adjustments are subject to the Compensation Committee’s approval and/or determination that certain items do not reflect normal operating conditions. Total Revenue represents reported revenue (GAAP). The Compensation Committee may make certain adjustments in its discretion for items that do not reflect normal operating conditions, but did not make any such adjustments for fiscal 2025.

Fiscal 2025 Annual Incentive Outcomes
Vestis annual incentive MIB plan performance metrics and targets were pre-established by the Compensation Committee for fiscal 2025. Based on the financial results achieved for fiscal 2025, no MIB payout was earned for fiscal 2025 for any of our named executive officers as set forth below.

FY25 MIB Performance Metrics	FY25 MIB Performance Goals			FY25 MIB Performance Results & Payout
	Minimum (50%)	Target (100%)	Maximum (200%)	FY25 Results	Metric Payout	Metric Weighting	Weighted Payout

Adjusted EBITDA ($) (1)	$340M	$354M	$368M	$257.4M	0.0%	50%	0.0%

Total Revenue ($) (2)	$2,778M	$2,813M	$2,848M	$2,734.8M	0.0%	50%	0.0%

Fiscal 2025 Annual Incentive MIB Plan Payout “Earned”							0.0%

__________________
(1)Adjusted EBITDA, a non-GAAP financial measure, represents EBITDA adjusted by adding selected expenses that the company believes do not reflect normal operating conditions and subtracting certain selected income items that do not reflect normal operating conditions. All adjustments are subject to the Compensation Committee’s approval and/or determination that certain items do not reflect normal operating conditions.
(2)Total Revenue represents reported revenue (GAAP). The Compensation Committee may make certain adjustments in its discretion for items that do not reflect normal operating conditions, but did not make any such adjustments for fiscal 2025.
In November 2025, the Compensation Committee reviewed the fiscal 2025 actual results of our business versus the pre-established performance metrics for our named executive officers. Based on this review, the Compensation Committee

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determined that none of our named executive officers participating in the MIB earned any annual incentive MIB payout for fiscal 2025 as set forth below.

Executive Officer	Job Title	2025 Annual Base Salary	2025 MIB Target Bonus	X	2025 MIB Payout % Earned	2025 MIB Actual Payout
James J. Barber, Jr. (1)	President & CEO	$950,000	N/A		–	–
Phillip Holloman (1)	Former Interim Executive Chairman, President & CEO	N/A	N/A		–	–
Kim Scott	Former President & CEO	$925,000	125%		0.0%	$0
Kelly C. Janzen	Former EVP & CFO	$610,000	75%		0.0%	$0
Rick T. Dillon	Former EVP & CFO	$618,000	75%		0.0%	$0
William J. Seward	EVP & COO	$600,000	75%		0.0%	$0
André C. Bouchard	EVP, CLO, GC & CS	$525,000	60%		0.0%	$0
Grant Shih	Former EVP & CTO	$400,000	50%		0.0%	$0
__________________
(1)Neither Mr. Barber nor Mr. Holloman were eligible to participate in the MIB or receive any annual incentive MIB payout for fiscal 2025 under the terms of their Vestis offer letters and/or employment agreements with Vestis, which are summarized in more detail as set forth below under the “Employment Agreements and Potential Post-Employment Benefits” section beginning on page 62.
Long-Term Incentives (LTI)
Long-Term Incentive Grant Targets
Vestis’ long-term equity incentive plan (or “LTI”) is designed to focus executives on the achievement of specific long-term performance goals directly aligned with Vestis’ strategic operating plan. Our LTI equity plan is also designed to align the interests of our executives with the achievement of long-term growth and performance that further aligns with the interests of our shareholders through LTI equity awards and stock price performance.
Fiscal 2025 Annual LTI Awards
Vestis’ LTI Plan for fiscal 2025 was comprised of PSUs (50%), time vesting Stock Options (25%) and time vesting RSU (25%). The PSUs cover a three-year performance period, comprising fiscal years 2025 to 2027. The resulting payout, subject to performance targets being met, will be based on Cumulative Adjusted EBITDA dollars (50%), Cumulative Adjusted Free Cash Flow dollars (50%) and a modifier based on the Vestis total shareholder return (“TSR”) relative to the performance of the established TSR performance peer group as disclosed below on page 46. The performance targets align with the long-term strategic goals for the company as part of the long-range planning process reviewed and approved annually by the Board and Compensation Committee.
For fiscal year 2025 the Compensation Committee approved the 2025 Annual LTI Awards composed of a mix of PSUs, Stock Options and RSUs to provide a long-term incentive component to the pay mix for our named executive officers. The total annual grants for our named executive officers participating in the fiscal 2025 annual LTI awards during fiscal year 2025 are set forth in the table below.

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		2025 Annual LTI Award Grant Value (1)	2025 Annual LTI Award Mix

Executive Officer	Job Title		PSUs	Stock Options	RSUs
James J. Barber, Jr. (2)	President & CEO	N/A	–	–	–
Phillip Holloman (3)	Former Interim Executive Chairman, President & CEO	N/A	–	–	–
Kim Scott	Former President & CEO	$3,600,000	50%	25%	25%
Kelly C. Janzen (4)	Former EVP & CFO	$1,000,000	50%	25%	25%
Rick T. Dillon	Former EVP & CFO	$1,000,000	50%	25%	25%
William J. Seward	EVP & COO	$1,200,000	50%	25%	25%
André C. Bouchard (5)	EVP, CLO, GC & CS	$600,000	50%	25%	25%
Grant Shih	Former EVP & CTO	$400,000	50%	25%	25%
_________________
(1)Fiscal 2025 Annual LTI Awards were generally granted on November 29, 2024, and are reported as set forth on the “Grants of Plan-Based Awards for Fiscal 2025” table on page 54.
(2)Mr. Barber was not eligible to receive Fiscal 2025 Annual LTI Awards under the terms of his Vestis offer letter and employment agreement which are summarized under the “Employment Agreements and Potential Post-Employment Benefits” section beginning on page 62.
(3)Mr. Holloman was not eligible to receive Fiscal 2025 Annual LTI Awards under the terms of his Vestis offer letter, which is summarized under the “Employment Agreements and Potential Post-Employment Benefits” section beginning on page 62. However, see “Fiscal 2025 Interim Executive Chairman, President and Chief Executive Officer LTI Awards” below for a discussion regarding LTI awards granted to Mr. Holloman during fiscal 2025 in respect of his employment with the Company during fiscal 2025.
(4)Ms. Janzen’s Fiscal 2025 Annual LTI Awards were granted on March 1, 2025, as set forth in her offer letter and employment agreement to join Vestis. As a result of Ms. Janzen’s resignation from the Company, her Fiscal 2025 Annual LTI Awards were subsequently forfeited, effective December 31, 2025.
(5)Mr. Bouchard’s Fiscal 2025 Annual LTI Awards were granted on February 1, 2025, as set forth in his offer letter and employment agreement to join Vestis.
Fiscal 2025 Special Retention LTI Awards
The Compensation Committee evaluated and determined to grant special one-time LTI Awards to aid in the retention of certain executive officers who were deemed critical to the Company’s future success. The fiscal 2025 Special Retention LTI Awards were granted in the form of time-vesting RSUs that vest over a three-year period (two-thirds on the second anniversary, and one-third on the third anniversary of the grant date) which are summarized as follows:

Executive Officer	Job Title	2025 Special Retention LTI Award (#) (1)	2025 Special Retention LTI Award ($) (1)
Kelly C. Janzen (2)	Former EVP & CFO	200,000 RSUs	$916,000
William J. Seward	EVP & COO	80,000 RSUs	$366,400
André C. Bouchard	EVP, CLO, GC & CS	80,000 RSUs	$366,400
Grant Shih (3)	Former EVP & CTO	80,000 RSUs	$366,400
_________________
(1)Fiscal 2025 Special Retention LTI Awards were granted on August 25, 2025, and are reported as set forth on the “Grants of Plan-Based Awards for Fiscal 2025” table on page 54.
(2)As a result of Ms. Janzen’s resignation from the Company, her fiscal 2025 Special Retention LTI Award was subsequently forfeited, effective December 31, 2025.

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(3)As a result of Mr. Shih's departure from the Company, his fiscal 2025 Special Retention LTI Award was pro-rated effective on his separation date consistent with the terms of the Special Retention LTI Award grant agreement.
Fiscal 2025 Interim Executive Chairman, President and Chief Executive Officer LTI Awards
The Compensation Committee evaluated and determined that, during the period in which Mr. Holloman served as interim Executive Chairman, President and Chief Executive Officer, Mr. Holloman would be entitled to participate in the Company’s LTI equity plan and to receive periodic grants of RSUs as follows:
•RSUs with a value of $675,000 on March 20, 2025 (based on the closing price of the Company’s common stock on that date); and
•commencing June 20, 2025 and on the 20th day of each month thereafter (each an “Interim CEO Grant Date”), provided that he remained in the position of interim Executive Chairman, President and Chief Executive Officer as of the applicable Interim CEO Grant Date, RSUs with a value of $225,000 (based on the closing price of the Company’s common stock on the applicable Interim CEO Grant Date or, if not a trading date, the prior trading date).
Accordingly, Mr. Holloman received a one-time award of 66,505 time-vesting RSUs with a grant value of $675,000 on March 20, 2025 in connection with his employment as interim Executive Chairman, President and Chief Executive Officer. On May 5, 2025, the Company appointed James J. Barber, Jr., as President and Chief Executive Officer, effective as of June 2, 2025. In addition, on June 2, 2025, Mr. Holloman returned to serving as the non-executive Chairman of the Board of Directors of the Company and, therefore, Mr. Holloman did not receive a grant of RSUs in June 2025 (or thereafter) in connection with his employment with the Company. Any unvested RSUs granted to Mr. Holloman in connection with his employment as interim Executive Chairman, President and Chief Executive Officer were subject to forfeiture upon the termination of Mr. Holloman’s employment with Vestis as interim Executive Chairman, President and Chief Executive Officer and remain subject to forfeiture upon termination of Mr. Holloman’s service as a Board member, other than as a result of termination by the Company without “cause,” as defined under the terms of his Vestis offer letter, which is summarized under the “Employment Agreements and Potential Post-Employment Benefits” section beginning on page 62.
Market Benchmarking
Our executive compensation program is structured to enable Vestis to maintain its competitive position for our key executive talent. To establish an appropriate set of market-competitive compensation practices for all named executive officers, the Compensation Committee refers, in part, to peer group data and survey data developed and reported by the Committee’s independent consultant. The Compensation Committee worked with its independent consultant, Meridian Compensation Partners LLC (“Meridian”) to develop its Compensation Peer Group, as well as a TSR Performance Peer Group, which is used in determining relative total shareholder return performance for the PSUs subjective to relative TSR performance.
Compensation Survey Data
In fiscal 2025, the Compensation Committee referred to peer group data and a subset of the Willis Towers Watson 2024 CDB General Industry Executive Compensation Survey that is size adjusted through regression analysis based on its revenue, to perform a market check of the individual components of compensation and total compensation. Vestis does not consider any specific company included in the survey to be a material factor in the review of the compensation of its named executive officers. When making pay decisions, the Compensation Committee generally targets a reasonable range around the market median of survey data but retains flexibility to position executives above or below median based on professional experience, skill set and performance.

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Vestis Peer Groups
Companies included in our Compensation Peer Group for fiscal 2025 consisted of 21 public companies in similar industries (uniforms, apparel, textile, restaurant and other route-based and diversified support services) as set forth below.

Vestis Compensation Peer Group Companies (21)

Cintas Corporation	Service Corporation International	Acushnet Holdings Corp.
ABM Industries Incorporated	Pitney Bowes Inc.	WillScot Mobile Mini Holdings Corp.
ADT Inc.	Herc Holdings Inc.	Primo Water Corporation
Clean Harbors, Inc.	Rollins, Inc.	UniFirst Corporation
Iron Mountain Incorporated	BrightView Holdings, Inc.	Enviri Corporation
The Brink’s Company	Stericycle, Inc.	Healthcare Services Group, Inc.
FirstService Corporation	The GEO Group, Inc.	Casella Waste Systems, Inc.
We removed both Stericycle and Veritiv from our TSR Performance Peer Group for fiscal 2025 because they are no longer publicly traded companies. Upon the recommendation of Meridian, our TSR Performance Peer Group for fiscal 2025 consisted of 37 public companies in similar industries (uniforms, apparel, textile, restaurant and other route based and diversified support services) as set forth below.

Vestis TSR Performance Peer Group Companies (37)

UniFirst Corporation	Amcor plc	National HealthCare Corporation
ASGN Incorporated	United Rentals, Inc.	Wolverine World Wide, Inc.
Korn Ferry	Ecolab Inc.	Healthcare Services Group, Inc.
Albany International Corp.	Herc Holdings Inc.	Republic Services, Inc.
Enerpac Tool Group Corp.	Xylem Inc.	Boston Scientific Corporation
Tennant Company	Cushman & Wakefield plc	Waste Management, Inc.
Exponent, Inc.	Clean Harbors, Inc.	Enviri Corporation
AMETEK, Inc.	W.W. Grainger, Inc.	Frontdoor, Inc.
EMCOR Group, Inc.	Otis Worldwide Corporation	Waste Connections, Inc.
Hillenbrand, Inc.	Trane Technologies plc	Rollins, Inc.
Cintas Corporation	BrightView Holdings, Inc.	FirstService Corporation
Brady Corporation	Casella Waste Systems, Inc.
ABM Industries Incorporated	Boot Barn Holdings, Inc.
Perquisites and Other Compensation Components
The Compensation Committee approved additional benefits to our named executive officers that are customary for the marketplace to enable its executives to focus on its business and enhance their commitment to delivering financial results. The Compensation Committee reviews our perquisites and other compensation components annually based on market competitive market practices as provided and advised by the Compensation Committee’s independent compensation consultant (see “Market Benchmarking” below).
We currently provide certain Perquisites and Other Compensation Components as set forth below.

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Employment Arrangements
Our named executive officers were provided offer letters and employment agreements upon joining Vestis that remain in effect for an indefinite period, terminable by either party. The Compensation Committee reviews the terms of each offer letter and employment agreement offered to our named executive officers. These offer letters and employment agreements provide terms and conditions of employment that seek to protect both the Company and executive consistent with prevailing market practices for executive officers. Details of the offer letters and/or employment agreements in effect with our named executive officers are summarized in more detail as set forth below under the “Employment Agreements and Potential Post-Employment Benefits” section beginning on page 62.
Severance Benefits
Under the terms of the employment agreements currently in effect, our executive officers are entitled to certain payments and benefits in connection with certain terminations of employment. These provisions are intended to align executive and shareholder interests by enabling executives to consider actions that drive our long-range operating strategy and various potential corporate transactions that are in the best interests of the shareholders and our other stakeholders without concern over whether the operating strategy or such potential transactions may jeopardize the executive’s own employment. These severance benefits are more fully described below under “Employment Agreements and Potential Post-Employment Benefits” section beginning on page 62.
LTI Equity Award Vesting upon a Change of Control Event
Vestis LTI equity award grant agreements offered to our named executive officers provide for certain vesting provisions in connection with a change of control event. All LTI equity award grant agreements offered by the company contain a “double trigger” requirement in order for the executive to receive compensation, meaning that Vestis LTI equity awards will be accelerated only if the executive’s employment terminates within a certain time period following the change of control event. The LTI Equity award treatment in connection with a change of control event are more fully described below under “Employment Agreements and Potential Post-Employment Benefits” section beginning on page 62.
Perquisites
Vestis provides our named executive officers with other benefits that the Compensation Committee believes are reasonable and encourage retention and include those listed below. The costs of these benefits constitute a small percentage of a named executive officer’s total compensation. The current perquisites offered to our named executive officers are set forth below.
•Premiums paid on Supplemental Life Insurance;
•Disability Insurance Premiums;
•Annual Executive Physical Examination Program;
•Annual Car Allowance (taxable to each executive with no tax gross-up; offered to all named executive officers other than Mr. Barber and Mr. Holloman);
•Annual Financial Planning and Tax Preparation Services of up to $7,500 per fiscal year and
•Annual Matching Charitable Contributions (for approved organizations) of up to $10,000 per fiscal year (discontinued during fiscal 2025).
Compensation Governance Policies
Independence of the Compensation Consultant
The Compensation Committee selected and retained Meridian as its independent compensation consultant to advise on executive and director compensation. Meridian presents a report on its independence to the Compensation Committee annually and Meridian does not perform any other work for Vestis.

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Role of Independent Compensation Consultant
The Compensation Committee’s independent compensation consultant provides the Committee with general consulting and advisory services related to executive and director compensation, and associated governance each year. These services include market intelligence, compensation trends, suggestions about compensation program design, general views on specific requests to the committee from management regarding compensation program design or decisions, the review of the peer group, benchmarking executive pay relative to both the compensation and TSR performance peer groups, and the broader market for executive talent, and an analysis of the risk profile of Vestis’ overall executive compensation program.
Equity Award Grant Policy
The Compensation Committee has adopted an Equity Award Grant Policy (the “LTI Grant Policy”) to govern all future LTI equity awards to be granted under the Vestis 2023 Long-Term Incentive Plan as approved by the Compensation Committee or as approved by the CEO, under the limited authority delegated to the CEO by the Board, where the CEO can grant certain LTI equity awards to eligible recipients (other than executive officers). The LTI Grant Policy prescribes the rules to be used with respect to setting the grant date, grant/exercise price and documentation required to effect such LTI equity award approvals by the Compensation Committee or CEO that seeks to avoid the need for supplemental regulatory disclosures that may otherwise be required by the company for granting LTI equity awards in proximity to the Company releasing material non-public information from time to time.
Other Compensation Decisions
FY23 PSU Payout
With respect to the PSUs granted in fiscal 2023 (the “FY 23 PSUs”), the targets for these PSUs were originally established by Aramark. The targets were to be measured over a three-year performance period ending October 3, 2025, and included a Relative TSR modifier. Following the separation from Aramark, new performance measures for the FY23 PSUs were established by the Vestis Compensation Committee. The new metrics/targets were based entirely on Vestis cumulative performance results over a two-year performance period ended October 3, 2025 (i.e., FY24 and FY25), to align with Vestis’ strategic, long-range operating plan on a post-Separation basis. As a result, any portion of the FY 23 PSUs that become earned and payable will be based on the achievement of the new Vestis performance metrics/targets measured over the two-year performance period ended October 3, 2025. Any FY23 PSUs that are earned will vest on the original vesting date of October 2, 2026, subject to each executive officers’ continued employment with the company.

The performance metrics for the modified FY23 PSUs are based on a mix of Cumulative Adjusted EBITDA dollars (weighted 50%) and Cumulative Adjusted Free Cash Flow Conversion percentage (weighted 50%), which was measured as Cumulative Adjusted Free Cash Flow divided by Cumulative Adjusted Net Income as determined by the Compensation Committee. Upon completion of the two-year performance period ended October 3, 2025, the Compensation Committee determined that the amount payable for any outstanding FY23 PSUs is zero (0%) after applying negative discretion, as permitted under the applicable stock incentive plan.

Risk Mitigation Policies
Clawback Policy
The Compensation Committee adopted an incentive compensation recoupment policy whereby the company can recover certain incentive compensation (annual incentive bonus and performance-based long-term incentives) in the event of an accounting restatement that resulted in an overpayment of erroneously awarded compensation, regardless of whether the executive’s actions contributed to such accounting restatement. The Vestis incentive compensation recoupment policy was adopted in accordance with the New York Stock Exchange listing rules and applies to all executive officers and such other officers as designated by the Compensation Committee.
Prohibitions on Hedging and Restrictions on Pledging
Vestis maintains a Securities Trading Policy that restricts pledging and prohibits its directors, officers and employees from engaging in hedging, speculative or other transactions that hedge or offset any decrease in the market value of its stock (including swaps, forwards, options, futures, collars, exchange funds and other derivative transactions or arrangements). This policy applies to all executive officers and directors subject to certain limited exceptions.

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Compensation Risk Disclosure
As part of its responsibility to set appropriate executive compensation, the Compensation Committee annually considers balance in the compensation program and its impact on Vestis’ risk management profile. Specifically, in fiscal year 2025, the Compensation Committee considered whether the mix of performance-based pay, the performance metrics and the degree of difficulty of the performance goals was sufficient to encourage management to strive for strong performance without encouraging risk taking beyond established risk parameters. The Compensation Committee also considered the input of Meridian, its independent compensation consultant, regarding the risk profile of the compensation program as well as various factors that would mitigate risks associated with Vestis’ executive compensation program. These factors include: an effective balance between the cash and equity mix and short- and long-term focus; the use of multiple performance metrics; payout “caps” in each incentive plan; substantial stock ownership guidelines; a clawback policy; an anti-hedging policy; and independent committee oversight of the compensation programs, including Compensation Committee discretion when determining payouts.
After discussing these matters, the Compensation Committee determined that, in relation to fiscal year 2025, Vestis’ executive compensation program was appropriately structured and did not motivate individuals or groups to take risks that are reasonably likely to have a material adverse effect on Vestis or its shareholders.
Stock Ownership Guidelines
To align the interest of each executive officer with those of the shareholders, Vestis has implemented stock ownership guidelines (“SOGs”) for the Vestis executive officers and Board members as set forth below.

Vestis Named Executive Officer & Directors	Stock Ownership Guideline (1)

CEO	6x Annual Base Salary

CEO Direct Reports	3x Annual Base Salary

Board Members	3x Annual Cash Retainer

_________________
(1)Prior to attainment, absolute value is determined annually based on the then-current salary and annual cash retainer and using the prior fiscal year’s average of month-end Vestis common stock closing price.
For purposes of determining compliance with Vestis’ SOGs, shares included are limited to those that are (i) directly or indirectly beneficially owned (held indirectly, such as through family trusts or by immediate family members) or (ii) unvested restricted or deferred stock units. Not included in determining compliance with the guidelines are the option shares/value of any outstanding stock options and any unearned shares of performance stock units.
The Vestis’ SOGs require that the specified amount be attained by the fifth anniversary of the date the named executive officer became subject to their current ownership guideline. If a named executive officer has not attained the guideline amount by such date, one half of all shares delivered upon vesting of any subsequent awards held by such named executive officer (net of withholding for tax obligations) must be retained until the guideline amount has been attained.
Compensation & Human Resources Committee Report
The Compensation & Human Resources Committee has reviewed and discussed the Compensation Discussion & Analysis as required by Item 401(b) of Regulation S-K with management. Based on this review and discussion, the Compensation & Human Resources Committee recommended to the Board that the Compensation Discussion & Analysis be included in the

2026 Proxy Statement	49

Annual Report on Form 10-K and in this proxy statement relating to our 2026 Annual Meeting of Shareholders. Submitted by the Compensation & Human Resources Committee to the Board:

Compensation & Human Resources Committee Doug Pertz, Chair Richard Burke Tracy Jokinen Ena Williams

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REVIEW OF RELATED PARTY TRANSACTIONS
The Board adopted a written Policy Regarding Transactions With Related Persons, which governs the review, approval and ratification of transactions between Vestis and related persons of Vestis. This policy applies to any transaction or series of transactions in which Vestis or a subsidiary is a participant, the amount involved exceeds $120,000 and a “Related Person” (as defined in Item 404(a) of SEC Regulation S-K) has a direct or indirect material interest; provided, however, that our Board determined that certain transactions not required to be reported pursuant to Item 404(a) of SEC Regulation S-K are not considered to be transactions covered by the policy. Under the policy, a related person transaction must be reported to our General Counsel and be reviewed and approved or ratified by the Audit Committee in accordance with the terms of the policy, prior to the effectiveness or consummation of the transaction, whenever practicable. The Audit Committee reviews all relevant information available to it about the potential related person transaction. The Audit Committee, in its sole discretion, may impose such conditions as it deems appropriate on the Company or the Related Person in connection with the approval of the Related Person transaction.
On June 18, 2024, the Company, Keith Meister and Corvex Management LP (“Corvex”) entered into a letter agreement that provides for, among other terms, certain customary standstill restrictions during the period from the date of the letter agreement through the date Mr. Meister is no longer serving on the Board of Directors of Vestis, including a 15.0% limit on the outstanding shares of the Company’s common stock that Corvex and its affiliates are permitted to acquire during the standstill period (with an economic exposure limit of 17.0%). On May 5, 2025, the parties entered into an amendment to the letter agreement, pursuant to which the beneficial ownership limit was increased from 15.0% to 20.0% (and the economic exposure limit was increased from 17.0% to 20.0%).

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2025 COMPENSATION TABLES
The following tables, narratives and footnotes discuss the compensation of our Chief Executive Officer, our Chief Financial Officer and our next three most highly compensated executive officers serving at the end of fiscal year 2025, who are referred to as named executive officers (or NEOs).
SUMMARY COMPENSATION TABLE
The following tables, narratives and footnotes discuss the compensation of (1) each individual who served as our Chief Executive Officer during fiscal year 2025, (2) each individual who served as our Chief Financial Officer during fiscal year 2025, and (3) our next three most highly compensated executive officers who were serving at the end of fiscal year 2025, all of whom together are collectively referred to as named executive officers (or NEOs) for fiscal year 2025:

Name and Principal Position	Fiscal Year	Salary (1)	Bonus	Stock Awards (2)	Option Awards (3)	Non-Equity Incentive Plan Compensation (4)	Change in Pension Value and Non- Qualified Deferred Comp. Earnings	All Other Compensation (5)(6)(7)	Total

James J. Barber, Jr. President & Chief Executive Officer	2025	$292,308	–	$2,937,800	–	–	–	$58,244	$3,288,352

Phillip Holloman Former Interim Executive Chairman, President & Chief Executive Officer	2025	$437,221	–	$675,005	–	–	–	$317,339	$1,429,565

Kim Scott Former President & Chief Executive Officer	2025	$451,827	–	$2,867,936	$900,001	–	–	$8,469,797	$12,689,561

	2024	$925,000	–	$6,131,213	$3,362,509	–	–	$30,232	$10,448,954

	2023	$775,000	–	$1,225,058	$525,014	$627,792	–	$29,044	$3,181,908

Kelly C. Janzen Former EVP & Chief Financial Officer	2025	$366,000	–	$1,712,437	$250,001	–	–	$19,799	$2,348,237

Rick T. Dillon Former EVP & Chief Financial Officer	2025	$249,577	–	$796,662	$250,004	–	–	$1,781,757	$3,078,000

	2024	$618,000	–	$1,388,153	$875,003	–	–	$82,949	$2,964,104

	2023	$613,846	–	$595,043	$255,016	$375,460	–	$269,170	$2,108,535

William J. Seward EVP & Chief Operating Officer	2025	$600,000	$300,000	$2,822,396	$300,000	–	–	$18,073	$4,040,469

André C. Bouchard EVP & Chief Legal Officer, General Counsel & Corporate Secretary	2025	$347,308	$250,000	$844,314	$150,001	–	–	$199,826	$1,791,449

Grant Shih Former EVP & Chief Technology Officer	2025	$400,000	–	$685,062	$100,004	–	–	$19,176	$1,204,242

	2024	$388,462	–	$504,561	$300,006	–	–	$26,613	$1,219,642

	2023	$270,385	$100,000	–	–	$115,116	–	$12,631	$498,132

________________
(1)Salary reflects actual salary paid to each NEO during the fiscal years ended September 29, 2023 (referred to herein as fiscal year 2023), September 27, 2024 (referred to herein as fiscal year 2024) and October 3, 2025 (referred to herein as fiscal year 2025).
(2)Includes the aggregate grant date fair value of restricted stock units and performance stock units granted in fiscal year 2023, 2024 and 2025 computed in accordance with ASC Topic 718. For additional information on the valuation assumptions, refer to “Note 12 – Share-Based Compensation” to our audited consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended October 3, 2025.
(3)Includes the aggregate grant date fair value of stock options computed in accordance with ASC Topic 718. For additional information on the valuation assumptions, refer to “Note 12 – Share-Based Compensation” to our audited consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended October 3, 2025.

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(4)Represents fiscal year 2023, 2024 and 2025 payments made under the Management Incentive Bonus Plan.
(5)The following amounts are included in the “All Other Compensation” column for fiscal year 2025:
(i)The aggregate incremental cost to the company for the following perquisites: car allowance ($0 for Mr. Barber, $0 for Mr. Holloman, $6,600 for Ms. Scott, $8,123 for Ms. Janzen, $5,585 for Mr. Dillon, $13,200 for Mr. Seward, $9,138 for Mr. Bouchard, and $13,200 Mr. Shih), premium payments for disability insurance, premium payments for an excess health insurance plan, payments for an annual executive physical program, and reimbursement for financial planning fees incurred up to $7,500 per year.
(ii)Relocation, temporary living and related tax gross up costs incurred by the company in the total amount of $54,564 for Mr. Barber ($38,445 for relocation cost and $16,118 for related tax-gross ups) and the total amount of $176,355 for Mr. Bouchard ($162,273 for relocation cost and $14,082 for related tax-gross ups) in connection with their relocation to the Atlanta area provided in accordance with the Company’s executive relocation program.
(iii)Premium payments for a term life insurance benefit provided to each named executive officer as follows: $277 for Mr. Barber, $0 for Mr. Holloman, $450 for Ms. Scott, $554 for Ms. Janzen, $381 for Mr. Dillon, $900 for Mr. Seward, $658 for Mr. Bouchard, and $900 for Mr. Shih.
(iii)Amounts that constitute the Company matching contribution to the Company’s 401(k) Plan for fiscal year 2025 in the amount of $1,315 for Mr. Shih.
(iv)Cash severance payments and certain other benefits (including accrued/unused vacation benefits) in the total amount of $8,417,345 for Ms. Scott (including $4,080,191 representing the value of pro-rated vesting of outstanding LTI Awards), $1,783,453 for Mr. Dillon (including $603,241 representing the value of pro-rated vesting of outstanding LTI Awards) provided in connection with their respective separation and general release agreements. The separation payments and certain other benefits for each separated named executive officer are more fully described under the “Employment Agreements and Potential Post-Employment Benefits” section beginning on page 62.
(v)Amounts payable to Mr. Holloman for his service on the Board and in his role as Board Chairman of Vestis during the periods in fiscal year 2025 in which he was not serving as an employee of the Company, consisting of (A) annual cash retainer payments of $117,333 and (B) the 2025 Annual LTI Award for the Board Chairman of Vestis in the amount of $200,006 granted on January 28, 2025 and which represents the grant date fair value of stock awards calculated in accordance with Accounting Standards Codification (“ASC”) Topic 718 “Stock Compensation” (“ASC Topic 718”) based on the closing stock price of Vestis common stock on the grant date.
(6)The following amounts are included in the “All Other Compensation” column for fiscal year 2024:
(i)The aggregate incremental cost to the company for the following perquisites: car allowance ($13,200 for Ms. Scott, Mr. Dillon and Mr. Shih), premium payments for disability insurance, premium payments for an excess health insurance plan, payments for an annual executive physical program, and reimbursement for financial planning fees incurred up to $7,500 per year. Also includes $47,200 for relocation costs incurred by the Company for Mr. Dillon ($31,838 for relocation cost and $15,362 for related tax-gross ups).
(ii)Premium payments for a term life insurance benefit provided to each executive as follows: $1,242 for Ms. Scott and Mr. Dillon, and $607 for Mr. Shih.
(iii)Amounts that constitute the Company matching contribution to the Company’s 401(k) Plan for fiscal year 2024 in the amount of $9,900 for each of Ms. Scott and Mr. Dillon and $8,585 for Mr. Shih.
(7)The following amounts are included in the “All Other Compensation” column for fiscal year 2023:
(i)The aggregate incremental cost to the company for the following perquisites: car allowance ($13,200 for Ms. Scott and Mr. Dillon and $9,646 for Mr. Shih), premium payments for disability insurance, premium payments for an excess health insurance plan, payments for an annual executive physical program, and reimbursement for financial planning fees incurred up to $7,500 per year. Also includes $229,653 for relocation costs incurred by the Company for Mr. Dillon ($154,171 for relocation cost and $75,482 for related tax-gross ups).
(ii)Premium payments for a term life insurance benefit provided to each executive as follows: $1,242 for Ms. Scott and Mr. Dillon, and $411 for Mr. Shih.
(iii)Amounts that constitute the Company matching contribution to the Company’s 401(k) Plan for fiscal year 2023 in the amount of $9,150 for each of Ms. Scott and Mr. Dillon and $0 for Mr. Shih.

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GRANTS OF PLAN-BASED AWARDS FOR FISCAL YEAR 2025
The following table sets forth certain information regarding all grants of plan-based awards (equity and non-equity) granted to our NEOs during fiscal year 2025.

Name	Award Type (1)	Grant Date	Estimated Future Payouts under Non-Equity Incentive Plan Awards (2) ($)			Estimated Future Payouts under Equity Incentive Plan Awards (#)			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($)	Grant Date Fair Value of Stock and Option Awards (3) ($)
			Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Barber	MIB Plan		–	–	–
	RSUs (6)	6/2/2025							478,469			$2,937,800
Holloman	MIB Plan		–	–	–
	RSUs (6)	3/20/2025							66,503			$675,005
Scott	MIB Plan		$578,125	$1,156,250	$2,312,500
	NQSOs (4)	11/29/2024								160,428	$16.08	$900,001
	PSUs (5)	11/29/2024				55,971	111,941	223,882				$1,967,923
	RSUs (6)	11/29/2024							55,971			$900,014
Janzen	MIB Plan		$228,750	$457,500	$915,000
	NQSOs (4)	3/1/2025								60,533	$11.85	$250,001
	PSUs (5)	3/1/2025				21,098	42,195	84,390				$546,425
	RSUs (6)	3/1/2025							21,098			$250,011
	RSUs (6)	8/25/2025							200,000			$916,000
Dillon	MIB Plan		$231,750	$463,500	$927,000
	NQSOs(4)	11/29/2024								44,564	$16.08	$250,004
	PSUs(5)	11/29/2024				15,548	31,095	62,190				$546,650
	RSUs(6)	11/29/2024							15,548			$250,012
Seward	MIB Plan		$225,000	$450,000	$900,000
	RSUs	10/1/2024							101,558			$1,500,012
	NQSOs	11/29/2024								53,476	$16.08	$300,000
	PSUs	11/29/2024				18,657	37,314	74,628				$655,980
	RSUs	11/29/2024							18,657			$300,005
	RSUs	8/25/2025							80,000			$366,400
Bouchard	MIB Plan		$157,500	$315,000	$630,000
	NQSOs (4)	2/1/2025								30,738	$13.98	$150,001
	PSUs (5)	2/1/2025				10,730	21,460	42,920				$327,909
	RSUs (6)	2/1/2025							10,730			$150,005
	RSUs (6)	8/25/2025							80,000			$366,400
Shih	MIB Plan		$100,000	$200,000	$400,000
	NQSOs (4)	11/29/2024								17,826	$16.08	$100,004
	PSUs (5)	11/29/2024				6,219	12,438	24,876				$218,660
	RSUs (6)	11/29/2024							6,219			$100,002
	RSUs(6)	8/25/2025							80,000			$366,400
__________________
(1)MIB = Management Incentive Bonus (Annual Bonus Plan); NQSOs = Non-Qualified Stock Options; PSUs = Performance Stock Units; RSUs = Restricted Stock Units.
(2)The amounts represent the Threshold, Target, and Maximum payouts under the MIB Plan based on the applicable target incentive and annual base salary in effect for the fiscal year 2025 performance period.
(3)This column shows the full grant date fair value of non-qualified stock options, performance stock units and restricted stock units granted to our NEOs in fiscal year 2025 under ASC Topic 718. The grant date fair value for performance stock units granted in fiscal year 2025 assumes achievement of the target amount. For additional information on the valuation assumptions, refer to “Note 12 –

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Share-Based Compensation” to our audited consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ending October 3, 2025. These amounts do not correspond to the actual value that will be received by our NEOs.
(4)The NQSOs granted for fiscal 2025 under the Vestis 2023 LTI Plan generally will vest equally over three years (1/3rd per year) on each anniversary of the grant date, and have a ten-year term, subject to the grantee’s continued employment with the Company (subject to the terms of the applicable employment agreement).
(5)The PSUs granted for fiscal 2025 under the Vestis 2023 LTI Plan will cliff vest on October 1, 2027 (representing a three-year vesting period), based on actual results achieved against the performance metrics and weightings established for the three-year performance period ending October 1, 2027, subject to the grantee’s continued employment with the Company (subject to the terms of the applicable employment agreement).
(6)The RSUs granted for fiscal 2025 under the Vestis 2023 LTI Plan generally vest equally over three years (1/3rd per year) on each anniversary of the grant date, subject to the grantee’s continued employment with the Company (subject to the terms of the applicable employment agreement). The retention RSUs granted on August 25, 2025 will vest 2/3rds after the second anniversary of the grant date, and 1/3rd after the third anniversary of the grant date, subject to the grantee’s continued employment with the Company (subject to the terms of the applicable employment agreement). The RSUs granted to Mr. Holloman in connection with his employment as interim Executive Chairman, President and Chief Executive Officer will vest in three equal annual installments beginning on the first anniversary of the date of grant. Any unvested RSUs granted to Mr. Holloman in connection with his employment as interim Executive Chairman, President and Chief Executive Officer were subject to forfeiture upon the termination of Mr. Holloman’s employment with Vestis as interim Executive Chairman, President and Chief Executive Officer and remain subject to forfeiture upon termination of Mr. Holloman’s service as a Board member, other than as a result of termination by the Company without “cause,” as defined under the terms of his Vestis offer letter, which is summarized under the “Employment Agreements and Potential Post-Employment Benefits” section beginning on page 62.

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OUTSTANDING EQUITY AWARDS AT 2025 FISCAL YEAR-END
The following table sets forth certain information regarding outstanding equity awards held by our NEOs at 2025 fiscal year-end.

Name	Award Type	Grant Date	Option Awards				Stock Awards
			Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

Barber	RSUs	6/2/2025					478,469	$2,416,288
Holloman	RSUs	3/20/2025					66,503	$335,840
Scott	PSUs	10/2/2023							97,735	$493,562
	PSUs	10/2/2023							45,203	$228,275
	PSUs	12/6/2023							79,197	$399,945
	PSUs	11/29/2024							51,492	$260,035
Janzen	NQSOs	3/1/2025		60,533	$11.85	3/1/2035
	PSUs	3/1/2025							42,195	$213,085
	RSUs	3/1/2025					21,098	$106,545
	RSUs	8/25/2025					200,000	$1,010,000
Dillon	PSUs	10/2/2023							16,986	$85,779
	PSUs	12/6/2023							11,478	$57,964
	PSUs	11/29/2024							2,317	$11,701
Seward	NQSOs	11/29/2024		53,476	$16.08	11/29/2034
	PSUs	11/29/2024							37,515	$189,449
	RSUs	10/1/2024					68,070	$343,754
	RSUs	11/29/2024					18,757	$94,725
	RSUs	8/25/2025					80,000	$404,000
Bouchard	NQSOs	2/1/2025		30,738	$13.98	2/1/2035
	PSUs	2/1/2025							21,529	$108,720
	RSUs	2/1/2025					10,764	$54,360
	RSUs	8/25/2025					80,000	$404,000
Shih	NQSOs	10/2/2023		32,000	$20.41	10/2/2033
	NQSOs	12/6/2023	4,924	9,848	$18.63	12/6/2033
	NQSOs	11/29/2024		17,826	$16.08	11/29/2034
	PSUs	10/2/2023							11,929	$60,239
	PSUs	12/6/2023							10,892	$55,003
	PSUs	11/29/2024							12,505	$63,150
	RSUs	12/6/2023					3,631	$18,337
	RSUs	11/29/2024					6,252	$31,575
	RSUs	8/25/2025					80,000	$404,000
__________________
(1)Market or Payout Values are reported based on the Company’s closing stock price of $5.05 per share on October 3, 2025.
(2)NQSOs granted during fiscal years 2024 and 2025 are time vesting, which vest equally over three years (1/3rd per year) on each anniversary of the grant date. NQSOs granted during fiscal 2023 are time vesting, which vest equally over four years (1/4th per year) on each anniversary of the grant date. Vesting in each case is subject to the NEO’s continued employment with the Company, with certain exceptions (disability, retirement or death and are subject to the terms of the applicable employment agreement). See “Potential Post-Employment Benefits.” All NQSOs will expire ten years after the grant date.
(3)RSUs granted during fiscal years 2024 and 2025 generally vest equally over three years (1/3rd per year) on each anniversary of the grant date. RSUs granted in fiscal year 2023 generally vest equally over four years (1/4th per year) on each anniversary of the grant

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date. Vesting in each case is subject to the NEO’s continued employment with the Company, with certain exceptions (disability, retirement or death and are subject to the terms of the applicable employment agreement). See “Potential Post-Employment Benefits.” The number of RSUs listed includes dividend equivalents accrued with respect to such award.
(4)PSUs granted during fiscal years 2024 and 2025 are cliff-vesting and will vest at the end of the applicable three-year performance period based on performance results achieved. PSUs granted in fiscal year 2023 were modified as a result of the Separation and are subject to performance metrics and weightings established for a new two-year performance period consisting of fiscal year 2024 and fiscal year 2025. PSU awards vest between 50% and 200% of target amount based on actual performance achieved during the performance period, assuming the threshold performance requirement is met. PSUs are not eligible to vest prior to the end of the performance period. Vesting in each case is subject to the NEO’s continued employment with the Company, with certain exceptions (disability, retirement or death and are subject to the terms of the applicable employment agreement). See “Potential Post-Employment Benefits.” PSUs accrue dividend equivalent units that are delivered only upon vesting of the underlying shares and such dividend equivalent units are included in the table.
(5)If a participant’s service with the Company or any of its subsidiaries terminates due to retirement (as defined in each grant agreement at age 60 with at least five years of service), the next installment of NQSOs and RSUs that are scheduled to vest on the next vesting date following such termination will immediately vest. With regards to PSUs, a participant is eligible to vest in a portion of the award proportionate to the timing of the retirement and performance period (subject to achievement of the performance targets). In addition, if a participant’s service with the Company or any of its subsidiaries terminates due to retirement with notice (as defined in each grant agreement), the outstanding unvested equity awards will remain outstanding and eligible to vest on their original terms (with vesting of performance based equity incentives to remain subject to the achievement of the relevant performance conditions), without regard to a requirement that the executive remain in service with the Company. Additionally, in such event of retirement with notice, any vested NQSOs would remain exercisable for up to three years following the later of such retirement with notice or applicable vesting date. For information on the value of equity awards which would have vested upon retirement as of the end of fiscal 2025, see the table of estimated payments presented in “Potential Post-Employment Benefits.”

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OPTION EXERCISES AND STOCK VESTED FOR FISCAL 2025
The following table sets forth information regarding the number of shares acquired, and the value realized as a result of option exercises by NEOs and the value of any stock awards that vested for an NEO during fiscal year 2025.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise (1)	Number of Shares Acquired on Vesting (2)(3)	Value Realized on Vesting
James J. Barber, Jr.	–	–	–	–
Phillip Holloman (4)	–	–	10,639	$171,288
Kim Scott	–	–	138,050	$1,684,919
Kelly C. Janzen	–	–	–	–
Rick T. Dillon	–	–	20,595	$299,882
William J. Seward	–	–	34,034	$154,174
André C. Bouchard	–	–	–	–
Grant Shih	–	–	1,805	$29,422
__________________
(1)Value realized upon the exercise of any stock options and the vesting of any stock awards during the fiscal year is calculated based upon the closing price of the Company’s common stock on the NYSE on the exercise date or vesting date, as applicable.
(2)This column includes restricted stock units that vested during the fiscal year. For restricted stock units, the number of shares acquired on vesting includes dividend equivalents.
(3)For each NEO, shares distributed upon vesting of restricted stock units were net of amounts withheld related to provide for required tax withholding.
(4)The stock award amount for Mr. Holloman represents the Annual LTI Award granted on February 16, 2024 for his service on Vestis’ Board of Directors that vested on January 27, 2025.
PENSION BENEFITS FOR FISCAL 2025
None of our named executive officers participated in a Company provided defined benefit pension plan during fiscal 2025.
NON-QUALIFIED DEFERRED COMPENSATION FOR FISCAL YEAR 2025
Our named executive officers are eligible to participate in Vestis’ Deferred Compensation Plan (the “Deferred Compensation Plan”) during fiscal 2025. The Deferred Compensation Plan, a non-qualified plan, was adopted by the Compensation Committee on November 28, 2023, and became effective January 1, 2024, for deferrals of remuneration and compensation otherwise payable for periods after (or equity-based awards granted after) December 31, 2023. The Compensation Committee amended the Deferred Compensation Plan effective April 28, 2025 to provide for deferral of Annual Cash Retainers earned and payable to directors in 2026 or thereafter in the form of deferred restricted stock unit awards or similar awards under the Company’s 2023 Long-Term Incentive Plan (“LTIP”).
Participation in and aggregate account balances for the Deferred Compensation Plan for fiscal 2025 is set forth below.

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Name	Executive Contributions in FY25 (1) ($)	Registrant Contributions in FY25 ($)	Aggregate Earnings in FY25 (2) ($)	Aggregate Withdrawals/ Distributions in FY25 ($)	Aggregate Balance at Last FYE ($)

Phillip Holloman (3)	$288,621	–	$10,224	–	$265,672

Rick T. Dillon	$12,479	–	$1,941	–	$37,511

__________________
(1)Amounts reported in this column were deferred under the Vestis Deferred Compensation Plan during fiscal 2025; such amounts are included in the named executive officer’s salary (and annual cash retainer payments reported in “All Other Compensation” in the case of Mr. Holloman) amount in the “Summary Compensation Table” above. Amounts reported also include any RSUs deferred under the the Vestis Deferred Compensation Plan during fiscal 2025.
(2)Amounts reported in this column are not considered to be at “above-market” rates under the applicable SEC rules and were therefore not included in the “Summary Compensation Table” above.
(3)Amount reported for Mr. Holloman represents the deferral of annual cash retainer payments earned in connection with Mr. Holloman’s service on the Board of Vestis and in his role as Board Chairman and his Annual LTI Award granted on February 16, 2024 in the form of 10,639 RSUs that were vested and deferred on January 28, 2025 under the Vestis Deferred Compensation Plan during fiscal 2025.
NARRATIVE TO 2025 COMPENSATION TABLES
Deferred Compensation Plan. On November 28, 2023, the Vestis Compensation Committee adopted the Vestis’ Deferred Compensation Plan (the “Deferred Compensation Plan”) and then subsequently amended the plan effective as of April 28, 2025. Under the Deferred Compensation Plan, non-employee directors are able to elect to defer all or a portion of their annual retainer, chair fees and annual equity compensation payable to the director pursuant to restricted stock unit awards or similar awards under the LTIP. Similarly, eligible executives (including the Company’s executive officers) may elect to defer all or a portion of their base salaries, annual incentives and equity compensation attributable to performance stock units and restricted stock units award(s) or similar awards under the LTIP. Such deferral elections must be made in advance in accordance with rules and procedures determined under the Deferred Compensation Plan and will include an election as to the time and form of payment of deferred amounts.
All amounts deferred under the Deferred Compensation Plan will be credited to either an “equity account,” which is denominated in shares of Company common stock, or a “deferral account,” which is denominated in US dollars. Under the Plan, deferrals of remuneration and compensation payable in cash are credited to deferral accounts and deferrals of equity-based awards are credited to equity accounts. Equity accounts are also credited with additional stock units (“dividend equivalent units”) in the event that dividends are paid with respect to shares of the Company’s common stock. Transfers between deferral accounts and equity accounts are not permitted.
Amounts credited to equity accounts (including dividend equivalent units related to deferred equity awards) are subject to the same vesting conditions as would have applied had the stock-based award not been deferred. Deferral accounts under the Deferred Compensation Plan are credited with earnings at a rate equal to Moody’s Corporate Baa Bond Index rate as of the month of October for the year preceding the year to which the rate applies or based on such other hypothetical investments determined by the administrator from time to time. Amounts payable from a participant’s deferral account will be settled in cash. Amounts credited to equity accounts are settled in shares of the Company’s common stock from the shares reserved under the LTIP.
The right of each participant to receive payments or distributions under the Plan is that of a general, unsecured creditor of the Company. The Deferred Compensation Plan is effective as of January 1, 2024, and applies to deferrals of remuneration and compensation otherwise payable for periods after (or equity-based awards granted after) December 31, 2023.
2023 Long-Term Incentive Plan. The material terms of the Vestis Corporation 2023 Long-Term Incentive Plan (the “Plan”) are summarized below.
The purpose of the Plan is to provide a means through which Vestis and its affiliates may attract and retain key personnel and to provide a means whereby Vestis’ directors, officers, employees, consultants and advisors can acquire and

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maintain an equity interest in Vestis, or be paid incentive compensation, which may (but need not) be measured by reference to the value of Vestis’ common stock, thereby strengthening their commitment to Vestis’ welfare and aligning their interests with those of Vestis’ stockholders. Employees and directors of Vestis or any of its affiliates as well as certain consultants or advisors to Vestis or any of its affiliates are eligible to participate in the Plan (collectively, “Eligible Persons”). The Plan is administered by the Compensation and Human Resources Committee.
The types of awards that may be granted under the Plan are incentive stock options (“ISOs”), nonqualified stock options (“NQSOs,” which, together with ISOs, are referred to collectively as “Options”), stock appreciation rights (“SARs”) and full value awards (including restricted stock, restricted stock units or “RSUs,” performance shares and performance units or “PSUs”) (“Full Value Awards”).
The Plan provides that the total number of shares of Vestis common stock that may be issued under the Plan is the sum of (a) the number of shares of Vestis common stock subject to awards that have been converted from Aramark awards, including, in the case of performance-based awards, the number of shares that may be delivered if the maximum performance metrics are satisfied, and (b) 15.0 million shares, in each case, subject to adjustment pursuant to the terms of the Plan.
The Plan provides that the sum of any cash compensation or other compensation and the value of any awards granted to an outside director as compensation for services as a director during the period beginning on the date of one regular annual meeting of Vestis’ shareholders until the date of the next regular annual meeting of Vestis’ stockholders may not exceed $1.0 million. The Vestis Committee may make exceptions to this limit for individual directors in exceptional circumstances.
The exercise price for any outstanding Option or the strike price of a SAR may not be decreased after the date of grant.
In the event of a corporate transaction involving Vestis (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the Compensation and Human Resources Committee shall adjust the terms of the Plan and awards to preserve the benefits or potential benefits of the Plan or the awards as determined in its sole discretion.
Unless otherwise specifically prohibited under applicable laws or by the rules and regulations of any applicable governmental agencies or national securities exchange, or unless otherwise provided by the Vestis Compensation and Human Resources Committee in the award agreement, in a participant’s employment agreement or other individual service agreement with Vestis or an affiliate in an individual severance or other similar agreement between Vestis (or an affiliate) and a participant, the following rules will apply to awards under the Plan in the event of a Change of Control (as defined in the Plan):
(a)Upon a Change of Control, (i) any performance conditions applicable to Full Value Awards outstanding under the Plan as of the date of the Change of Control will be deemed to have been achieved at the target level of performance for the performance period in effect on the date of the Change of Control and such awards shall thereafter not be subject to any performance conditions, unless the awards will be continued after the Change of Control and the Vestis Committee reasonably determines that, from and after the Change of Control, performance applicable to Full Value Awards can be determined with respect to the performance period in effect on the date of the Change of Control on substantially the same basis as applied immediately prior to the Change of Control.
(b)If, upon a Change of Control, then-outstanding awards under the Plan are continued under the Plan or are assumed by a successor to Vestis and/or awards in other shares or securities are substituted for then-outstanding awards under the Plan (which continued, assumed and/or substituted awards are referred to collectively herein as “Replacement Awards”), then: (i) each participant’s Replacement Awards will continue in accordance with their terms; and (ii) with respect to any participant whose termination date has not occurred as of the Change of Control, if the participant’s termination date occurs by reason of a covered terminated within two years following the Change of Control, then (1) all of the participant’s outstanding Replacement Awards that are Full Value Awards will be fully vested upon his or her termination date and generally will be settled or paid within 30 days after the termination date, and (2) in the case of any Replacement Awards that are Options or SARs, the Replacement Award will be fully vested and exercisable as of the termination date and the

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exercise period will extend for 24 months following the termination date or, if earlier, the expiration date of the Option or SAR.
(c)If, upon a Change of Control, awards are not continued or replaced, all then-outstanding awards will become fully vested upon the Change of Control and will be canceled in exchange for a cash payment or other consideration generally provided to stockholders in the Change of Control equal to the then-current value of the award, determined as though the award was fully vested and exercisable (as applicable) and any restrictions applicable to such award had lapsed immediately prior to the Change of Control; provided, however, that in the case of an Option or SAR, the amount of such payment may be equal to the excess of the aggregate per share consideration to be paid with respect to the cancellation of the Option or SAR over the aggregate exercise price of the Option or SAR (but not less than zero). For the avoidance of doubt, in the case of any Option or SAR with an exercise price that is greater than the per share consideration to be paid with respect to the cancellation of the Option or SAR, the consideration to be paid with respect to cancellation of the Option or SAR may be zero.
Any awards under the Plan and any shares of Vestis common stock or cash issued pursuant to the Plan shall be subject to Vestis’ compensation recovery, clawback and recoupment policies as in effect from time to time.

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EMPLOYMENT AGREEMENTS AND POTENTIAL POST-EMPLOYMENT BENEFITS
Our named executive officers may be eligible to receive certain benefits in the event their employment is terminated; (1) upon their retirement, disability or death, (2) by the company without cause (or by the executive in certain cases of “good reason”) or (3) in certain circumstances following a change of control. The amount of benefits will vary based on the reason for the termination and the provisions of each executive officers’ offer letter and employment agreement as outlined below.
The following sections present a discussion and calculation of the estimated benefits each named executive officer would receive upon these various termination events determined as of October 3, 2025. Although the calculations are intended to provide reasonable estimates of the potential benefits, they are based on numerous assumptions discussed in the footnotes to the table and may not represent the actual amount an executive would receive if a termination event were to occur.
Employment Agreements and Offer Letters
We use employment agreements and offer letters to attract and/or retain certain executive officers. The Compensation Committee, with assistance from our human resources department and legal counsel, establishes and negotiates the terms of our executive employment arrangements, which may take the form of an executive employment agreement or an offer letter.
Agreements with Kim Scott - Former President and Chief Executive Officer
The Company entered into an amended and restated Employment Agreement with Kim Scott, the Company’s former President and Chief Executive Officer, dated as of April 2, 2024. Under the terms of the Employment Agreement with Ms. Scott, Ms. Scott was entitled to the following:
•Ms. Scott served as the Company’s President and Chief Executive Officer;
•Ms. Scott’s initial annual base salary under the Employment Agreement was $925,000 and her target annual MIB bonus opportunity was 125% of her base salary; and
•Ms. Scott was also entitled to receive an annual LTI equity or equity-based award under the LTI plan with a target grant value of $3,600,000, subject to approval by the Compensation Committee.
The actual annual MIB bonuses payable to Ms. Scott for any year would be determined and paid based on the terms of the company’s MIB plan, including based on satisfaction of applicable performance targets and goals as apply thereunder for the applicable year.
Ms. Scott was also eligible for a monthly car allowance in the amount of $1,100, reimbursement for financial planning services and participation in the company’s matching gifts program and was eligible to participate in standard employee benefits and the Company’s Executive Benefits and Perquisites Program described above.
Under Ms. Scott’s Employment Agreement, upon a termination due to death or disability (as defined in the Employment Agreement), Ms. Scott was entitled to any accrued amounts and a pro-rated portion of the annual MIB bonus that Ms. Scott would have received for the year of termination had the termination date not occurred, taking into account satisfaction of any applicable performance conditions (the “Pro-Rated Annual Bonus”) and, pro-rata vesting of outstanding LTI equity as described below.
Under Ms. Scott’s Employment Agreements, upon a termination by the company for any reason other than “cause” or by Ms. Scott for “good reason” (as such terms are defined in Ms. Scott’s Employment Agreement), other than under circumstances constituting a “qualifying termination” (as defined below), and subject to execution of a release, Ms. Scott would have been entitled to:
•Base salary plus target bonus for 24 months, payable in regular installments over 24 months;
•A lump sum payment equal to Ms. Scott’s Pro-Rated Annual Bonus, payable at the same time that annual MIB bonuses are otherwise paid to executives who have not terminated employment;

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•A payment equal to the cost of COBRA premiums for medical, dental and vision for 24 months, payable in regular installments over 24 months;
•Continued car allowance for 24 months; and
•Outplacement services for up to 24 months following termination.
Ms. Scott was also entitled to pro-rated vesting of outstanding equity or equity-based awards that would otherwise have vested in the vesting period in which the termination date occurs, determined as if the award vested on a daily basis and determined based on the number of days in the vesting period prior to the termination date (plus an additional 365 or 366 days) over the total number of days in the vesting period (but no more than the total number of shares that would have otherwise vested during the applicable vesting period). The pro-rata portion of any performance-based equity awards would remain subject to satisfaction of applicable performance targets.
Under Ms. Scott’s Employment Agreement, upon a “qualifying termination,” meaning (a) a termination within two years after a change of control by the company or its successor without cause or by Ms. Scott for good reason or (b) within six months prior to the change of control at the request of a third party involved in a change of control or otherwise in connection with or in anticipation of a change of control (which termination is referred to as an “anticipatory change of control termination”), and, in any case, subject to the execution of a release, Ms. Scott would be entitled to:
•Base salary plus target bonus for 30 months, generally payable in a lump sum;
•A lump sum payment equal to the Ms. Scott’s pro-rata target annual MIB bonus for the year in which the termination occurs;
•A lump sum payment equal to the cost of COBRA premiums for medical, dental and vision for 30 months;
•A lump sum payment equal to Ms. Scott’s car allowance for 30 months; and
•Outplacement services for up to 30 months following termination.
In the event of a qualifying termination, Ms. Scott’s LTI equity awards would be treated in accordance with the terms of the applicable plans and agreements. In the event of an anticipatory change of control termination, however, Ms. Scott’s equity and equity-based awards would remain outstanding until the earliest of the date that is six months after the termination, the date a change of control occurs or the expiration date of the award. Ms. Scott was not entitled to duplicate benefits for both a termination prior to a change of control and a qualifying termination.
The Employment Agreements required that Ms. Scott enter into a restrictive covenant agreement that provides for perpetual non-disclosure and non-disparagement covenants, and post-employment noncompetition, non-solicitation and non-hire covenants for 24 months after termination.
On March 18, 2025, the Board of Directors of the Company determined that Kim Scott would leave her positions with the Company, effective March 18, 2025. In connection with the termination of her employment, Ms. Scott also resigned from the Company’s Board of Directors on March 18, 2025.
As of April 24, 2025, Ms. Scott and the Company entered into a Separation Agreement and Waiver and Release, pursuant to which Ms. Scott entered into a standard waiver and release of claims and received such separation benefits as were consistent with a termination under her Employment Agreement other than for cause, as described above.
Offer Letter with Phillip Holloman – Former Interim Executive Chairman, President and Chief Executive Officer
On March 18, 2025, the Company appointed Phillip Holloman, Chairman of the Board of Directors of the Company since September 2023, as interim Executive Chairman, President and Chief Executive Officer, effective March 18, 2025. In connection with this appointment, Mr. Holloman entered into an offer letter with the Company, dated March 18, 2025 (the “Holloman Offer Letter”). Pursuant to the Holloman Offer Letter, Mr. Holloman was entitled to receive, among other things, cash compensation in the amount of $125,000 per month while employed as Interim Executive Chairman, President and

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Chief Executive Officer. In addition, pursuant to the Holloman Offer Letter, Mr. Holloman was entitled to participate in the Company’s LTIP and to receive periodic grants of RSUs as follows:
•RSUs with a value of $675,000 on March 20, 2025 (based on the closing price of the Company’s common stock on that date); and
•commencing June 20, 2025 and on the 20th day of each month thereafter (each an “Interim CEO Grant Date”) provided that he remained in the position of interim Executive Chairman, President and Chief Executive Officer as of the applicable Interim CEO Grant Date, RSUs with a value of $225,000 (based on the closing price of the Company’s common stock on the applicable Interim CEO Grant Date or, if not a trading date, the prior trading date).
The RSUs granted under the Holloman Offer Letter are subject to forfeiture upon termination of Mr. Holloman’s service with the Company as both interim Executive Chairman, President and Chief Executive Officer and as a board member, other than as a result of termination by the Company without “cause”. “Cause” for purposes of the Holloman Offer Letter will be as defined in the Company’s LTIP and service as board member will be considered to be terminated without “cause” if:
•Mr. Holloman is nominated for election as a director at a meeting of stockholders at which directors are to be elected and is not elected (or resigns from the Board of Directors following such a meeting of stockholders at which he does not receive a majority of votes cast);
•or the Board of Directors does not nominate Mr. Holloman for election as a director at any meeting of stockholders at which directors are to be elected.
Treatment of the RSUs granted pursuant to the Holloman Offer Letter upon change of control, death and disability was to be consistent with the Company’s most recently issued restricted stock unit awards.
On May 5, 2025, the Company appointed James J. Barber, Jr., as the permanent President and Chief Executive Officer, effective as of June 2, 2025. Accordingly, Mr. Holloman ceased serving as the Company’s interim Executive Chairman, President and Chief Executive Officer as of June 1, 2025.
Employment Agreement with James J. Barber, Jr. – President and Chief Executive Officer
The Company and James J. Barber, Jr. entered into an Employment Agreement, dated May 5, 2025, which became effective as of June 2, 2025. Pursuant to Mr. Barber’s Employment Agreement, Mr. Barber is entitled to the following:
•Mr. Barber will serve as the Company’s President and Chief Executive Officer;
•Mr. Barber’s initial annual base salary under the Barber Employment Agreement will be $950,000;
•Mr. Barber’s target annual MIB bonus opportunity will be 125% of his base salary, beginning with the Company’s 2026 fiscal year, with the actual annual bonus payable to Mr. Barber for any year being determined and paid based on the terms of the Company’s Management Incentive Plan, including based on satisfaction of applicable performance targets and goals as apply thereunder for the applicable year, to be paid to Mr. Barber in shares of Company common stock; and
•Mr. Barber is entitled to receive an annual LTI equity or equity-based award under the LTI plan with a target grant value of $4,000,000, subject to approval by the Compensation Committee.
The form, timing and terms of any such LTI plan awards to Mr. Barber will be determined in the sole discretion of the Compensation Committee and will be made at the same time as annual awards are made to similarly-situated executives of the Company; provided further that, for purposes of determining the vesting of such awards, “retirement” for Mr. Barber will be defined as the attainment of age 65 and the completion of at least 4 years of service with the Company.
Under Mr. Barber’s Employment Agreement, in connection with the commencement of his employment, Mr. Barber was also entitled to receive an initial grant of restricted stock units under the LTIP with a value of $3,000,000, with vesting to occur on June 2, 2028, subject to Mr. Barber’s continued employment through such date (other than as a result of death).

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Mr. Barber is also eligible to participate in the Company’s standard employee benefit plans maintained from time to time for similarly situated executives, including the Company’s relocation policy (which includes reimbursements for temporary lodging and related expenses in the Roswell, Georgia area for up to 3 months, with a monthly maximum of $10,000 per month). Mr. Barber, however, will not be entitled to participate in any termination or severance pay plan of the Company.
Under Mr. Barber’s Employment Agreement, upon a termination of employment with the Company for any reason, he will be entitled to any accrued amounts (such as accrued but unpaid salary and vacation and benefits required by an applicable employee benefit plan or applicable law). Upon termination, Mr. Barber’s outstanding equity and equity-based awards will be treated in the manner provided in the LTIP and the applicable award agreements; provided, however, that in the case of an “anticipatory change in control” (as defined below), the equity awards will remain outstanding until the earliest of (a) 6 months after the termination date, (b) the date of a “change of control” (as defined in the LTIP), and (c) the expiration date of the award.
Under Mr. Barber’s Employment Agreement, upon a termination of employment with the Company by reason of death, disability, termination by the Company for “cause” (as defined in the Employment Agreement) or termination by Mr. Barber without “good reason” (as defined in the Employment Agreement), Mr. Barber will be entitled only to the accrued amounts.
Under Mr. Barber’s Employment Agreement, if Mr. Barber’s termination date occurs prior to June 2, 2029, as a result of a termination by the Company without cause or by Mr. Barber for good reason (and other than as a result of a “qualifying termination” as defined below), he will be entitled to the following payments and benefits (in addition to the accrued amounts), subject to the execution and non-revocation of a release:
•a payment equal to the sum of 18 months of his base salary plus target bonus payable in accordance with the normal payroll practices of the Company ratably over 18 months;
•a pro-rata portion of the annual bonus that would otherwise have been paid to him for the year of termination had the termination date not occurred, taking into account satisfaction of any applicable performance conditions, payable in a lump sum at the same time as annual bonuses for the year to which the pro-rata bonus relates are payable to similarly-situated executives of the Company whose termination date has not occurred; and
•if he is eligible for and timely elects COBRA coverage, a monthly payment (each a “Benefit Payment”) equal to the amount of the applicable monthly premium for the COBRA coverage, which Benefit Payments will be payable for the lesser of 18 months following the termination date or the date on which the COBRA coverage terminates by its terms (the “COBRA Period”).
Under Mr. Barber’s Employment Agreement, if Mr. Barber’s termination date occurs prior to June 2, 2029 as of the result of a “qualifying termination,” meaning termination of Mr. Barber’s employment (a) within 2 years after a change of control by the Company without cause or by Mr. Barber for good reason or (b) within 6 months prior to a change of control at the request of a third party involved in a change of control or otherwise in connection with or in anticipation of a change of control (which termination is referred to as an “anticipatory change of control termination”), he will be entitled to the following payments and benefits, subject, in any case, to Mr. Barber’s execution and non-revocation of a release:
•a lump sum payment equal to 2 times the sum of his base salary and target bonus;
•a lump sum payment equal to a pro-rata portion of his target bonus for the year in which the termination occurs; and
•if he is eligible for and elects COBRA coverage, the Benefit Payments continue for the COBRA Period.
Mr. Barber is not entitled to duplicate benefits for both a termination prior to a change of control and a qualifying termination.
The Employment Agreement requires Mr. Barber to enter into a restricted covenant agreement that provides for perpetual non-disclosure and non-disparagement covenants and 18 months post-employment non-competition, non-solicitation and non-hire covenants.

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Agreements with Rick T. Dillon – Former Executive Vice President and Chief Financial Officer
The Company entered into an amended and restated Employment Agreement with Rick T. Dillon, the Company’s former Executive Vice President and Chief Financial Officer, dated as of April 2, 2024. Under the terms of the Employment Agreement with Mr. Dillon, Mr. Dillon was entitled to the following:
•Mr. Dillon served as the Company’s Executive Vice President and Chief Financial Officer;
•Mr. Dillon’s initial annual base salary under the Employment Agreement was $618,000 and his target annual MIB bonus opportunity was 75% of his base salary; and
•Mr. Dillon was also entitled to receive an annual LTI equity or equity-based award under the LTI plan with a target grant value of $1,000,000, subject to approval by the Compensation Committee.
The actual annual MIB bonuses payable to Mr. Dillon for any year was determined and paid based on the terms of the company’s MIB plan, including based on satisfaction of applicable performance targets and goals as apply thereunder for the applicable year.
Mr. Dillon was also eligible for a monthly car allowance in the amount of $1,100, reimbursement for financial planning services and participation in the company’s matching gifts program and was eligible to participate in standard employee benefits and the company’s Executive Benefits and Perquisites Program described above.
Under Mr. Dillon’s Employment Agreement, upon a termination due to death or disability (as defined in the Employment Agreement), Mr. Dillon was entitled to any accrued amounts and a pro-rated portion of the annual MIB bonus that Mr. Dillon would have received for the year of termination had the termination date not occurred, taking into account satisfaction of any applicable performance conditions (the “Pro-Rated Annual Bonus”) and, pro-rata vesting of outstanding LTI equity as described below.
Under Mr. Dillon’s Employment Agreements, upon a termination by the company for any reason other than “cause” or by Mr. Dillon for “good reason” (as such terms are defined in Mr. Dillon’s Employment Agreement), other than under circumstances constituting a “qualifying termination” (as defined below), and subject to execution of a release, Mr. Dillon was entitled to:
•Base salary plus target bonus for 12 months, payable in regular installments over 12 months;
•A lump sum payment equal to Mr. Dillon’s Pro-Rated Annual Bonus, payable at the same time that annual MIB bonuses are otherwise paid to executives who have not terminated employment;
•A payment equal to the cost of COBRA premiums for medical, dental and vision for 12 months, payable in regular installments over 12 months;
•Continued car allowance for 12 months; and
•Outplacement services for up to 12 months following termination.
Mr. Dillon was also entitled to pro-rated vesting of outstanding equity or equity-based awards that would otherwise have vested in the vesting period in which the termination date occurs, determined as if the award vested on a daily basis and determined based on the number of days in the vesting period prior to the termination date over the total number of days in the vesting period (but no more than the total number of shares that would have otherwise vested during the applicable vesting period). The pro-rata portion of any performance-based equity awards was subject to satisfaction of applicable performance targets.
Under Mr. Dillon’s Employment Agreement, upon a “qualifying termination,” meaning (a) a termination within two years after a change of control by the company or its successor without Cause or by Mr. Dillon for good reason or (b) within six months prior to the change of control at the request of a third party involved in a change of control or otherwise in connection

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with or in anticipation of a change of control (which termination is referred to as an “anticipatory change of control termination”), and, in any case, subject to the execution of a release, Mr. Dillon would have been entitled to:
•Base salary plus target bonus for 18 months, generally payable in a lump sum,
•A lump sum payment equal to the Mr. Dillon’s pro-rata target annual MIB bonus for the year in which the termination occurs,
•A lump sum payment equal to the cost of COBRA premiums for medical, dental and vision for 18 months,
•A lump sum payment equal to Mr. Dillon’s car allowance for 18 months and
•Outplacement services for up to 18 months following termination.
In the event of a qualifying termination, Mr. Dillon’s LTI equity awards would have been treated in accordance with the terms of the applicable plans and agreements. In the event of an anticipatory change of control termination, however, Mr. Dillon’s equity and equity-based awards would have remained outstanding until the earliest of the date that is six months after the termination, the date a change of control occurs or the expiration date of the award. Mr. Dillon was not entitled to duplicate benefits for both a termination prior to a change of control and a qualifying termination.
The Employment Agreements required that Mr. Dillon enter into a restrictive covenant agreement that provides for perpetual non-disclosure and non-disparagement covenants, and post-employment noncompetition, non-solicitation and non-hire covenants for 12 months after termination.
On January 29, 2025, the Company determined that Mr. Dillon would leave his positions with the Company, effective February 14, 2025.
As of February 20, 2025, Mr. Dillon and the Company entered into a Separation Agreement and Waiver and Release, pursuant to which Mr. Dillon entered into a standard waiver and release of claims and received such separation benefits as were consistent with a termination under his Employment Agreement other than for cause, as described above.
Employment Agreement with Kelly C. Janzen – Former Executive Vice President and Chief Financial Officer
The Company and Kelly C. Janzen, the Company’s former Executive Vice President and Chief Financial Officer, entered into an Employment Agreement, dated as of January 29, 2025. Pursuant to Ms. Janzen’s Employment Agreement, Ms. Janzen was entitled to the following:
•Ms. Janzen served as the Company’s Executive Vice President and Chief Financial Officer;
•Ms. Janzen’s initial annual base salary under the Employment Agreement was $610,000 and her target annual MIB bonus opportunity was 75% of her base salary; and
•Ms. Janzen was also entitled to receive an annual LTI equity or equity-based award under the LTI plan with a target grant value of $1,000,000, subject to approval by the Compensation Committee.
The actual annual bonuses payable for any year was determined and paid based on the terms of the Company’s Management Incentive Plan, including based on satisfaction of applicable performance targets and goals as apply thereunder for the applicable year. Ms. Janzen was also eligible for a monthly car allowance in the amount of $1,100, reimbursement for financial planning services and participation in the Company’s matching gifts program and was eligible to participate in standard employee benefits and the Company’s Executive Benefits and Perquisites Program described above.
Under Ms. Janzen’s Employment Agreement, upon Ms. Janzen’s termination due to death or disability (as defined in the Employment Agreement), she was entitled to any accrued amounts and a pro-rated portion of the annual bonus that she would have received for the year of termination had the termination date not occurred, taking into account satisfaction of any applicable performance conditions (the “Pro-Rated Annual Bonus”).
Under Ms. Janzen’s Employment Agreement, upon a termination by the Company for any reason other than “cause” or by her for “good reason” (as such terms are defined in the Employment Agreement), other than under circumstances

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constituting a “qualifying termination” (as defined below), and subject to her execution of a release, Ms. Janzen would have been entitled to:
•Base salary plus target bonus for 12 months, payable in regular installments over 12 months;
•A lump sum payment equal to her Pro-Rated Annual Bonus, payable at the same time that annual bonuses are otherwise paid to executives who have not terminated employment;
•A payment equal to the cost of COBRA premiums for medical, dental and vision for 12 months, payable in regular installments;
•Continued car allowance for 12 months; and
•Outplacement services for up to 12 months following termination.
Under Ms. Janzen’s Employment Agreement, upon a “qualifying termination,” meaning (a) a termination within two years after a change of control by the Company or its successor without cause or by Ms. Janzen for good reason or (b) within 6 months prior to the change of control at the request of a third party involved in a change of control or otherwise in connection with or in anticipation of a change of control (which termination is referred to as an “anticipatory change of control termination”), and, in any case, subject to her execution of a release, Ms. Janzen would have been entitled to:
•Base salary plus target bonus for 18 months, generally payable in a lump sum;
•A lump sum payment equal to her pro-rata target annual bonus for the year in which the termination occurs;
•A lump sum payment equal to the cost of COBRA premiums for medical, dental and vision for 18 months;
•A lump sum payment equal to her car allowance for 18 months; and
•Outplacement services for up to 18 months following termination.
Under Ms. Janzen’s Employment Agreement, in the event of a qualifying termination, Ms. Janzen’s equity awards would have been treated in accordance with the terms of the applicable plans and agreements. In the event of an anticipatory change of control termination, however, her equity and equity-based awards would have remained outstanding until the earliest of the date that is 6 months after the termination, the date a change of control occurs or the expiration date of the award. She was not entitled to duplicate benefits for both a termination prior to a change of control and a qualifying termination.
The Employment Agreement required Ms. Janzen to enter into a restrictive covenant agreement that provides for perpetual non-disclosure and non-disparagement covenants and 12-month post-employment noncompetition, non-solicitation and non-hire covenants.
On December 10, 2025, Ms. Janzen provided notice of her decision to resign from the Company to pursue other opportunities. Ms. Janzen’s resignation was not a result of any disagreement with the Company or the Board of Directors of the Company regarding the Company’s operations, policies or practices. Ms. Janzen’s resignation was effective December 31, 2025. Ms. Janzen was not entitled to receive any separation benefits consistent with a termination by the executive for good reason in accordance with her Employment Agreement as described above.
Employment Agreement with William J. Seward– Executive Vice President and Chief Operating Officer
The Company and William J. Seward entered into an Employment Agreement, dated June 19, 2024. Under the terms of the Employment Agreement, Mr. Seward is entitled to following:
•Mr. Seward serves as the Executive Vice President and Chief Operating Officer;
•Mr. Seward’s initial annual base salary under the Employment Agreement will be $600,000 and his target annual MIB bonus opportunity will be 75% of his base salary; and

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•Mr. Seward will also be entitled to receive an annual LTI equity or equity-based award under the LTI plan with a target grant value of $1,200,000, subject to approval by the Compensation Committee.
Under Mr. Seward’s Employment Agreement, he was also entitled to receive a one-time cash sign on bonus of $300,000 on the same day on which the Company paid its annual bonuses for fiscal 2024 and, as of October 1, 2024, he was entitled to receive a one-time equity award of restricted stock units with a grant date value of $1,500,000 that vest ratably over three years on each anniversary of the grant date.
The actual annual MIB bonuses payable to Mr. Seward for any year shall be determined and paid based on the terms of the company’s MIB plan, including based on satisfaction of applicable performance targets and goals as apply thereunder for the applicable year.
Mr. Seward is also eligible for a monthly car allowance in the amount of $1,100, reimbursement for financial planning services and participation in the company’s matching gifts program and is eligible to participate in standard employee benefits and the company’s Executive Benefits and Perquisites Program described above.
Under Mr. Seward’s Employment Agreement, upon a termination due to death or disability (as defined in the Employment Agreement), Mr. Seward is entitled to any accrued amounts and a pro-rated portion of the annual MIB bonus that Mr. Seward would have received for the year of termination had the termination date not occurred, taking into account satisfaction of any applicable performance conditions (the “Pro-Rated Annual Bonus”).
Under Mr. Seward’s Employment Agreement, upon a termination by the company for any reason other than “cause” or by Mr. Seward for “good reason” (as such terms are defined in Mr. Seward’s Employment Agreement), other than under circumstances constituting a “qualifying termination” (as defined below), and subject to execution of a release, Mr. Seward would be entitled to:
•Base salary plus target bonus for 12 months, payable in regular installments over 12 months;
•A lump sum payment equal to Mr. Seward’s Pro-Rated Annual Bonus, payable at the same time that annual MIB bonuses are otherwise paid to executives who have not terminated employment;
•A payment equal to the cost of COBRA premiums for medical, dental and vision for 12 months, payable in regular installments over 12 months;
•Continued car allowance for 12 months; and
•Outplacement services for up to 12 months following termination.
Under Mr. Seward’s Employment Agreement, upon a “qualifying termination,” meaning (a) a termination within two years after a change of control by the company or its successor without cause or by Mr. Seward for good reason or (b) within six months prior to the change of control at the request of a third party involved in a change of control or otherwise in connection with or in anticipation of a change of control (which termination is referred to as an “anticipatory change of control termination”), and, in any case, subject to the execution of a release, Mr. Seward would be entitled to:
•Base salary plus target bonus for 18 months, generally payable in a lump sum;
•A lump sum payment equal to the Mr. Seward’s pro-rata target annual MIB bonus for the year in which the termination occurs;
•A lump sum payment equal to the cost of COBRA premiums for medical, dental and vision for 18 months;
•A lump sum payment equal to Mr. Seward’s car allowance for 18 months; and
•Outplacement services for up to 18 months following termination.
In the event of a qualifying termination, Mr. Seward’s LTI equity awards will be treated in accordance with the terms of the applicable plans and agreements. In the event of an anticipatory change of control termination, however, Mr. Seward’s equity and equity-based awards will remain outstanding until the earliest of the date that is six months after the termination,

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the date a change of control occurs or the expiration date of the award. Mr. Seward is not entitled to duplicate benefits for both a termination prior to a change of control and a qualifying termination.
The Employment Agreements requires that Mr. Seward enter into a restrictive covenant agreement that provides for perpetual non-disclosure and non-disparagement covenants, and post-employment noncompetition, non-solicitation and non-hire covenants for 12 months after termination.
Employment Agreement with André C. Bouchard – Executive Vice President, Chief Legal Officer, General Counsel & Corporate Secretary
The Company and André C. Bouchard entered into an Employment Agreement, dated January 6, 2025. Under the terms of the Employment Agreement, Mr. Bouchard is entitled to following:
•Mr. Bouchard serves as the Executive Vice President, Chief Legal Officer, General Counsel & Corporate Secretary;
•Mr. Bouchard’s initial annual base salary under the Employment Agreement will be $525,000 and his target annual MIB bonus opportunity will be 60% of his base salary; and
•Mr. Bouchard will also be entitled to receive an annual LTI equity or equity-based award under the LTI plan with a target grant value of $600,000, subject to approval by the Compensation Committee.
Under Mr. Bouchard’s Employment Agreement, he was also entitled to receive a one-time cash sign on bonus of $250,000 on or around March 1, 2025.
The actual annual MIB bonuses payable to Mr. Bouchard for any year shall be determined and paid based on the terms of the company’s MIB plan, including based on satisfaction of applicable performance targets and goals as apply thereunder for the applicable year.
Mr. Bouchard is also eligible for a monthly car allowance in the amount of $1,100, reimbursement for financial planning services and participation in the company’s matching gifts program and is eligible to participate in standard employee benefits and the company’s Executive Benefits and Perquisites Program described above.
Under Mr. Bouchard’s Employment Agreement, upon a termination due to death or disability (as defined in the Employment Agreement), Mr. Bouchard is entitled to any accrued amounts and a pro-rated portion of the annual MIB bonus that Mr. Bouchard would have received for the year of termination had the termination date not occurred, taking into account satisfaction of any applicable performance conditions (the “Pro-Rated Annual Bonus”).
Under Mr. Bouchard’s Employment Agreement, upon a termination by the company for any reason other than “cause” or by Mr. Bouchard for “good reason” (as such terms are defined in Mr. Bouchard’s Employment Agreement), other than under circumstances constituting a “qualifying termination” (as defined below), and subject to execution of a release, Mr. Bouchard would be entitled to:
•Base salary plus target bonus for 12 months, payable in regular installments over 12 months;
•A lump sum payment equal to Mr. Bouchard’s Pro-Rated Annual Bonus, payable at the same time that annual MIB bonuses are otherwise paid to executives who have not terminated employment;
•A payment equal to the cost of COBRA premiums for medical, dental and vision for 12 months, payable in regular installments over 12 months;
•Continued car allowance for 12 months; and
•Outplacement services for up to 12 months following termination.
Under Mr. Bouchard’s Employment Agreement, upon a “qualifying termination,” meaning (a) a termination within two years after a change of control by the company or its successor without cause or by Mr. Bouchard for good reason or (b) within six months prior to the change of control at the request of a third party involved in a change of control or otherwise in

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connection with or in anticipation of a change of control (which termination is referred to as an “anticipatory change of control termination”), and, in any case, subject to the execution of a release, Mr. Bouchard would be entitled to:
•Base salary plus target bonus for 18 months, generally payable in a lump sum;
•A lump sum payment equal to the Mr. Bouchard’s pro-rata target annual MIB bonus for the year in which the termination occurs;
•A lump sum payment equal to the cost of COBRA premiums for medical, dental and vision for 18 months;
•A lump sum payment equal to Mr. Bouchard’s car allowance for 18 months; and
•Outplacement services for up to 18 months following termination.
In the event of a qualifying termination, Mr. Bouchard’s LTI equity awards will be treated in accordance with the terms of the applicable plans and agreements. In the event of an anticipatory change of control termination, however, Mr. Bouchard’s equity and equity-based awards will remain outstanding until the earliest of the date that is six months after the termination, the date a change of control occurs or the expiration date of the award. Mr. Bouchard is not entitled to duplicate benefits for both a termination prior to a change of control and a qualifying termination.
Finally, the Employment Agreements requires that Mr. Bouchard enter into a restrictive covenant agreement that provides for perpetual non-disclosure and non-disparagement covenants, and post-employment noncompetition, non-solicitation and non-hire covenants for 12 months after termination.
Agreements with Grant Shih - Former Executive Vice President and Chief Technology Officer
The Company entered into an amended and restated Employment Agreement with Grant Shih, the Company’s former Executive Vice President and Chief Technology Officer, dated as of April 2, 2024. Under the terms of the Employment Agreement with Mr. Shih, Mr. Shih was entitled to following:
•Mr. Shih served as the Company’s Executive Vice President and Chief Technology Officer;
•Mr. Shih’s initial annual base salary under the Employment Agreement was $380,000 and his target annual MIB bonus opportunity was 50% of his base salary; and
•Mr. Shih was also entitled to receive an annual LTI equity or equity-based award under the LTI plan with a target grant value of $400,000, subject to approval by the Compensation Committee.
The actual annual MIB bonuses payable to Mr. Shih for any year were determined and paid based on the terms of the company’s MIB plan, including based on satisfaction of applicable performance targets and goals as apply thereunder for the applicable year.
Mr. Shih was also eligible for a monthly car allowance in the amount of $1,100, reimbursement for financial planning services and participation in the company’s matching gifts program and is eligible to participate in standard employee benefits and the company’s Executive Benefits and Perquisites Program described above.
Under Mr. Shih’s Employment Agreement, upon a termination due to death or disability (as defined in the Employment Agreement), Mr. Shih was entitled to any accrued amounts and a pro-rated portion of the annual MIB bonus that Mr. Shih would have received for the year of termination had the termination date not occurred, taking into account satisfaction of any applicable performance conditions (the “Pro-Rated Annual Bonus”).
Under Mr. Shih’s Employment Agreement, upon a termination by the Company for any reason other than “cause” or by Mr. Shih for “good reason” (as such terms are defined in Mr. Shih’s Employment Agreement), other than under circumstances constituting a “qualifying termination” (as defined below), and subject to execution of a release, Mr. Shih would have been entitled to:
•Base salary plus target bonus for 12 months, payable in regular installments over 12 months;

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•A lump sum payment equal to Mr. Shih’s Pro-Rated Annual Bonus, payable at the same time that annual MIB bonuses are otherwise paid to executives who have not terminated employment;
•A payment equal to the cost of COBRA premiums for medical, dental and vision for 12 months, payable in regular installments over 12 months;
•Continued car allowance for 12 months; and
•Outplacement services for up to 12 months following termination.
Under Mr. Shih’s Employment Agreement, upon a “qualifying termination,” meaning (a) a termination within two years after a change of control by the Company or its successor without cause or by Mr. Shih for good reason or (b) within six months prior to the change of control at the request of a third party involved in a change of control or otherwise in connection with or in anticipation of a change of control (which termination is referred to as an “anticipatory change of control termination”), and, in any case, subject to the execution of a release, Mr. Shih would have been entitled to:
•Base salary plus target bonus for 18 months, generally payable in a lump sum;
•A lump sum payment equal to the Mr. Shih’s pro-rata target annual MIB bonus for the year in which the termination occurs;
•A lump sum payment equal to the cost of COBRA premiums for medical, dental and vision for 18 months;
•A lump sum payment equal to Mr. Shih’s car allowance for 18 months; and
•Outplacement services for up to 18 months following termination.
Under Mr. Shih’s Employment Agreement, in the event of a qualifying termination, Mr. Shih’s LTI equity awards would have been treated in accordance with the terms of the applicable plans and agreements. In the event of an anticipatory change of control termination, however, Mr. Shih’s equity and equity-based awards would have remained outstanding until the earliest of the date that is six months after the termination, the date a change of control occurs or the expiration date of the award. Mr. Shih was not entitled to duplicate benefits for both a termination prior to a change of control and a qualifying termination.
Finally, the Employment Agreement required that Mr. Shih enter into a restrictive covenant agreement that provides for perpetual non-disclosure and non-disparagement covenants, and post-employment noncompetition, non-solicitation and non-hire covenants for 12 months after termination.
On October 3, 2025, the Company determined Mr. Shih would leave his position with the Company, effective October 7, 2025.
On October 6, 2025, Mr. Shih and the Company entered into a Separation Agreement and Waiver and Release, pursuant to which Mr. Shih entered into a standard waiver and release of claims and received such separation benefits as were consistent with a termination under his Employment Agreement other than for cause, as described above.
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL
The amount of compensation and benefits payable to Mr. Barber, Ms. Janzen, Mr. Seward and Mr. Bouchard in various termination situations has been estimated in the table below, which describes the potential payments and benefits upon employment termination for each executive as if his or her employment had terminated as of October 3, 2025, the last day of fiscal year 2025. On December 10, 2025, Ms. Janzen provided notice of her decision to resign from the Company to pursue other opportunities, effective December 31, 2025. Ms. Janzen was not entitled to receive any separation benefits consistent with a termination by the executive for good reason in accordance with her Employment Agreement. In addition, the table below reflects the actual amounts of compensation and benefits that were payable to: (1) Ms. Scott with respect to her termination without cause on March 18, 2025, (2) Mr. Dillon with respect to his termination without cause on February 14, 2025 and (3) Mr. Shih with respect to his termination without cause on October 6, 2025, which termination occurred after fiscal 2025 year-end but prior to the date of this proxy statement.

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See the sections titled “Offer Letters” and “Employment Agreements” above for a description of the compensation and benefits payable to each of our named executive officers upon certain termination events. The actual amount of compensation and benefits payable in any termination event can only be determined at the time of the termination of each NEO’s employment with the company.

Name	Retirement (1)	Death (2)	Disability (3)	Termination for Cause	Termination Without Cause (4)	Change of Control (5)
James J. Barber, Jr.
Cash Payment (Lump Sum)	–	$1,000,000	–	–	$1,187,500	$5,462,500
Cash Payment (Over Time)	–	–	–	–	$3,206,250	–
Acceleration of Unvested Equity (6)	–	$2,416,268	–	–	–	$2,416,268
Benefit Continuation (7)	–	–	–	–	$549	$732
Total	–	$3,416,268	–	–	$4,394,299	$7,879,500
Kim Scott
Cash Payment (Lump Sum)	–	–	–	–	–	–
Cash Payment (Over Time)	–	–	–	–	$4,162,500	–
Acceleration of Unvested Equity (6)	–	–	–	–	$4,121,710	–
Benefit Continuation (7)	–	–	–	–	$82,154	–
Total	–	–	–	–	$8,366,364	–
Kelly C. Janzen
Cash Payment (Lump Sum)	–	$1,000,000	–	–	$457,500	$2,058,750
Cash Payment (Over Time)	–	–	–	–	$1,067,500	–
Acceleration of Unvested Equity (6)	–	$71,488	$71,488	–	$35,973	$1,329,630
Benefit Continuation (7)	–	–	–	–	$21,975	$32,962
Total	–	$1,071,488	$71,488	–	$1,582,948	$3,421,342
Rick T. Dillon
Cash Payment (Lump Sum)	–	–	–	–	–	–
Cash Payment (Over Time)	–	–	–	–	$1,081,500	–
Acceleration of Unvested Equity (6)	–	–	–	–	$599,726	–
Benefit Continuation (7)	–	–	–	–	$36,916	–
Total	–	-	–	–	$1,718,142	–
William J. Seward
Cash Payment (Lump Sum)	–	$1,000,000	–	–	$450,000	$2,025,000
Cash Payment (Over Time)	–	–	–	–	$1,050,000	–
Acceleration of Unvested Equity (6)	–	$280,989	$280,989	–	$14,389	$1,031,928
Benefit Continuation (7)	–	–	–	–	$36,916	$55,374
Total	–	$1,280,989	$280,989	–	$1,551,305	$3,112,302
André C. Bouchard
Cash Payment (Lump Sum)	–	$1,000,000	–	–	$315,000	$1,575,000
Cash Payment (Over Time)	–	–	–	–	$840,000	–
Acceleration of Unvested Equity (6)	–	$32,509	$32,509	–	$14,389	$567,081
Benefit Continuation (7)	–	–	–	–	$36,916	$55,374
Total	–	$1,032,509	$32,509	–	$1,206,305	$2,197,455
Grant Shih
Cash Payment (Lump Sum)	–	–	–	–	–	–
Cash Payment (Over Time)	–	–	–	–	$600,000	–
Acceleration of Unvested Equity (6)	–	–	–	–	$16,285	–
Benefit Continuation (7)	–	–	–	–	$36,916	–
Total	–	–	–	–	$653,201	–

2026 Proxy Statement	73

__________________
(1)Retirement is defined under the Aramark 2013 Stock Plan and the Vestis 2023 Long Term Incentive Plan (the “LTI Plans”) as reaching age 60 with at least five years of service with the Company. As of October 3, 2025, none of our named executive officers met this definition for purposes of receiving the retirement vesting treatment under the terms of the LTI Plans on outstanding LTI awards.
(2)The Cash Payment (Lump Sum) included in this column represents the amount payable under the Term Life Insurance Benefit provided to the Company’s executive officers.
(3)Our named executive officers participate in the Company’s fully insured executive disability insurance policy as described above, which provides income replacement upon a qualifying disability where such benefits are paid directly by the insurance provider and not included herein.
(4)“Termination Without Cause” means termination without cause (as defined in employment arrangements, if applicable) in the absence of a change of control.
(5)Cash payments and benefit continuation included in this column will only be paid to or received by the named executive officers if they are terminated without cause (or, if applicable, resign for good reason) following a change of control (or they are terminated prior to such change of control either at the request of a party to the change of control transaction or otherwise in connection with or in anticipation of such change of control which subsequently occurs). Equity awards granted under the LTI Plans will vest if the NEO is terminated without cause (or, if applicable, resigns for good reason) during the two-year period following the change of control. With regard to performance-based equity, valuation is based on achieving target (100%) performance.
(6)Represents acceleration of unvested stock options, restricted stock units and performance stock units that would vest upon the occurrence of the specified event. Calculations for Mr. Barber, Ms. Janzen, Mr. Seward and Mr. Bouchard are based upon a stock price of $5.05 per share, representing Vestis’ closing stock price of its common stock on the NYSE as of October 3, 2025. Calculations for Ms. Scott accelerated vesting amounts are based upon a stock price of $10.92 per share, representing Vestis’ closing stock price of its common stock on the NYSE as of March 18, 2025. Calculations for Mr. Dillon's accelerated vesting amounts are based upon a stock price of $13.65 per share, representing Vestis’ closing stock price of its common stock on the NYSE as of February 14, 2025. Calculations for Mr. Shih's accelerated vesting amounts are based upon a stock price of $5.07 per share, representing Vestis’ closing stock price of its common stock on the NYSE as of October 7, 2025.
(7)Benefit continuation assumes the cost for continuation of the car allowance and the cost of benefits in connection with termination of employment for health insurance premiums, dental insurance premiums, vision insurance premiums based on insurance premium rates in effect at the end of fiscal year 2025. These amounts do not include the cost of outplacement services provided by the Company upon termination of employment.

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EQUITY COMPENSATION PLAN INFORMATION
The following table provides information about Vestis’ common stock that may be issued under Vestis’ equity compensation plans as of October 3, 2025.

Vestis’ Equity Compensation Plans	Number of securities to be issued upon exercise of outstanding options, warrants and rights (1)	Weighted average exercise price of outstanding options	Number of securities available for future issuance under Vestis’ Equity Compensation Plans (1)

Equity compensation plans approved by shareholders	1,402,764	$17.28	13,280,315

Equity compensation plans not approved by shareholders	–	–	–

Total	1,402,764	$17.28	13,280,315

_______________
(1)Excludes 2,251,225 unvested restricted stock units.

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CEO PAY RATIO
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, we are required to disclose the ratio of the annual total compensation of our chief executive officer to the annual total compensation of our median employee (referred to herein as the “CEO pay ratio”).
As described in this proxy statement, Ms. Scott, Mr. Holloman and Mr. Barber each served as our chief executive officer during a portion of fiscal 2025. Accordingly, although we had three different chief executive officers during fiscal 2025, we believe using the annualized total compensation of Mr. Barber for fiscal 2025 is the appropriate amount to use for these purposes, because (i) he was serving as chief executive officer on October 3, 2025, the last day of fiscal 2025 and our measurement date for the median employee, and (ii) he is continuing to serve in the role of chief executive officer. The Company believes this ratio is a reasonable estimate, calculated as described below.
Measurement Date
We identified our median employee for purposes of our CEO pay ratio disclosure for fiscal 2025 by annualizing (where applicable) fiscal 2025 base cash compensation for our full-time and part-time employees (other than the chief executive officer) globally who were employed on October 3, 2025, the last day of fiscal 2025. We employ approximately 18,150 teammates across the United States, Canada and Mexico.
Consistently Applied Compensation Measure
We chose base cash compensation as our consistently applied compensation measure, which we believe encompasses the principal method of cash compensation we use for our teammates and provides a reasonable estimate of annual compensation. We included all full-time, part-time, seasonal and temporary workers employed on such date in the calculation (with no “de minimis” exclusions permitted under the applicable SEC rules). Also, we did not include any independent contractors or “leased” workers, as permitted by the applicable SEC rules.
Findings
Using this methodology, in fiscal 2025 we identified our median teammate as a full-time teammate working in the United States. This teammate has been employed by Vestis as a garment folder teammate working in the U.S. since 2020.
We then calculated the fiscal 2025 total annual compensation of our median teammate to be $40,768 using the same methodology we used for our named executive officers as set forth in the Summary Compensation Table. The total compensation for Mr. Barber as our continuing CEO for fiscal 2025 in the Summary Compensation Table was $3,288,352. On an annualized basis, Mr. Barber’s total annual compensation for fiscal 2025 would have been $3,946,044. Based on these calculations, the CEO pay ratio for fiscal 2025 was 97 to 1.
This CEO pay ratio represents a reasonable, good faith estimate, calculated in a manner consistent with SEC rules based on our payroll and employment records and the methodology described above.

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PAY VERSUS PERFORMANCE (“PVP”)
As required by Item 402(v) of Regulation S-K, we are providing the following information regarding the relationship between executive compensation and our financial performance for each of the last three completed fiscal years. In determining the “Compensation Actually Paid” (CAP) to our NEOs, we are required to make various adjustments to amounts that have been previously reported in the Summary Compensation Table in previous years, as the SEC’s valuation methods for this section differ from those required in the Summary Compensation Table.
Due to the valuation component of CAP, the dollar amounts do not reflect the actual amounts of compensation earned or paid during the year. The PvP tables below summarize compensation values both previously reported in our Summary Compensation Table, as well as the adjusted values required in this section for the fiscal years ending 2023, 2024 and 2025. Note that for our NEOs other than our CEO, compensation is reported as an average. The Company did not have a TSR for fiscal year 2023.

Year	Summary Compensation Table Total for CEO 1 (1) ($)	Summary Compensation Table Total for CEO 2 (1) ($)	Summary Compensation Table Total for CEO 3 (1) ($)	Compensation Actually Paid to CEO 1 ($)	Compensation Actually Paid to CEO 2 ($)	Compensation Actually Paid to CEO 3 ($)	Average Summary Compensation Table Total for Non-CEO NEOs (2) ($)	Average Compensation Actually Paid to Non-CEO NEOs (2) ($)

2025	$3,288,352	$1,429,565	$12,689,561	$2,766,820	$695,370	$7,127,882	$2,492,479	$1,060,619

2024	$—	$—	$10,448,954	$—	$—	$8,142,899	$2,173,967	$752,482

2023	$—	$—	$3,181,908	$—	$—	$1,431,836	$1,029,502	$639,455

__________________
(1)James J. Barber, Jr. (CEO 1) and Phillip Holloman (CEO 2) each served as CEOs in fiscal year 2025. Kim Scott (CEO 3) served as CEO in fiscal years 2023, 2024 and 2025.
(2)Non-CEO NEOs were as follows for fiscal years 2023, 2024 and 2025:
(i)2025: Messrs. Bouchard, Dillon, Seward, and Shih and Ms. Janzen.
(ii)2024: Messrs. Dillon, Donovan, Shih and Ms. Kervin.
(iii)2023: Messrs. Dillon, Donovan, Shih and Ms. Kervin.
.

Year	Value of Initial Fixed $100 Investment Based On (1)		Net Income (Loss) (2) ($)	Company Selected Performance Measure - Adjusted EBITDA (3) ($)
	Total Shareholder Return ($)	Peer Group Total Shareholder Return (1) ($)

2025	$30.10	$130.44	$(40,223,000)	$257,400,000

2024	$89.64	$125.86	$20,970,000	$352,900,000

2023	–	–	$213,158,000	$404,000,000

__________________
(1)Total Shareholder Return (TSR) assumes $100 is invested as of October 2, 2023. TSR represents cumulative return over fiscal year 2025. The Peer Group used for this calculation was the Standard & Poor’s Small Cap 600 Index (or “S&P 600”) which is also reported in our Annual Report on Form 10-K in the Stock Performance Graph for fiscal year 2025.
(2)Net Income (Loss) reflected represents GAAP Net Income (Loss) as reported in our Annual Report on Form 10-K within Results of Operations for the applicable fiscal year.
(3)Adjusted EBITDA, a non-GAAP measure, is the performance measure the Company has selected per the requirements of Item 402(v) of Regulation S-K. A reconciliation of GAAP to non-GAAP financial measures is set forth on Appendix A.

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Compensation Actually Paid to Mr. Barber (CEO 1), Mr. Holloman (CEO 2) and Ms. Scott (CEO 3)
To determine the CAP amounts for Messrs. Barber and Holloman, and Ms. Scott, set forth in the PvP table above, the following amounts were deducted from and added to (as applicable) total compensation as reported for each person in the Summary Compensation Table (SCT) for the applicable fiscal year, in accordance with Item 402(v) of Regulation S-K.
Mr. Barber (CEO 1)

Year	SCT Total Reported for Mr. Barber ($)	SCT Reported Equity Value for Mr. Barber ($)	Equity Award Value Adjustments for Mr. Barber (1) ($)	Compensation Actually Paid to Mr. Barber ($)

2025	$3,288,352	($2,937,800)	$2,416,268	$2,766,820

_____________
(1)Represents the year-over-year change in the fair value of Mr. Barber's equity awards as summarized below:

Year	Year End Fair Value Outstanding and Unvested Equity Awards Granted this Year ($)	Year over Year Change in Value of Outstanding and Unvested Equity Awards Granted in Prior Years ($)	Fair Value as of the Vesting Date of Equity Awards Granted in the Year ($)	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested this Year ($)	Fair Value at the end of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions this Year ($)	Value of Dividends or other earnings Paid on Equity Awards not reflected in Fair Value or Total Comp. ($)	Total Equity Award Adjustments ($)

2025	$2,416,268	$0	$0	$0	$0	$0	$2,416,268

Mr. Holloman (CEO 2)

Year	SCT Total Reported for Mr. Holloman ($)	SCT Reported Equity Value for Mr. Holloman ($)	Equity Award Value Adjustments for Mr. Holloman (1) ($)	Compensation Actually Paid to Mr. Holloman ($)

2025	$1,429,565	($675,005)	($59,190)	$695,370

_____________
(1)Represents the year-over-year change in the fair value of Mr. Holloman’s equity awards as summarized below:

Year	Year End Fair Value Outstanding and Unvested Equity Awards Granted this Year ($)	Year over Year Change in Value of Outstanding and Unvested Equity Awards Granted in Prior Years ($)	Fair Value as of the Vesting Date of Equity Awards Granted in the Year ($)	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested this Year ($)	Fair Value at the end of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions this Year ($)	Value of Dividends or other earnings Paid on Equity Awards not reflected in Fair Value or Total Comp. ($)	Total Equity Award Adjustments ($)

2025	$399,051	($148,201)	$0	($310,040)	$0	$0	($59,190)

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Ms. Scott (CEO 3)

Year	SCT Total Reported for Ms. Scott ($)	SCT Reported Equity Value for Ms. Scott ($)	Equity Award Value Adjustments for Ms. Scott (1) ($)	Compensation Actually Paid to Ms. Scott ($)

2025	$12,689,561	($3,767,937)	($1,793,742)	$7,127,882

2024	$10,448,954	($9,493,722)	$7,187,667	$8,142,899

2023	$3,181,908	($1,750,072)	$0	$1,431,836

__________________
(1)Represents the year-over-year change in the fair value of Ms. Scott’s equity awards as summarized below:

Year	Year End Fair Value Outstanding and Unvested Equity Awards Granted this Year ($)	Year over Year Change in Value of Outstanding and Unvested Equity Awards Granted in Prior Years ($)	Fair Value as of the Vesting Date of Equity Awards Granted in the Year ($)	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested this Year ($)	Fair Value at the end of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions this Year ($)	Value of Dividends or other earnings Paid on Equity Awards not reflected in Fair Value or Total Comp. ($)	Total Equity Award Adjustments ($)

2025	$214,207	($1,417,193)	$0	$0	($590,756)	$0	($1,793,742)

2024	$7,832,897	($311,054)	$0	($70,221)	($263,955)	$0	$7,187,667

2023	$0	$0	$0	$0	$0	$0	$0

In the tables for each CEO above, the equity values are computed in accordance with the methodologies used for financial reporting purposes, reflecting updated economic assumptions as of the valuation dates and adjustments to the expected term for options significantly in-the-money or out-of-the-money. For additional information on the valuation assumption refer to “Note 12 – Share-Based Compensation” to our audited consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended October 3, 2025.

Average Non-CEO NEO Compensation
To determine the average compensation actually paid to the Non-CEO NEOs, the following amounts were deducted from and added to (as applicable) our Non-CEO NEO’s average total compensation as reported in the Summary Compensation Table (SCT), in accordance with Item 402(v) of Regulation S-K.

Year	SCT Total Reported for Non-CEO NEOs ($)	SCT Reported Equity Value for Non-CEO NEOs ($)	Equity Award Value Adjustments for Non-CEO NEOs (1) ($)	Compensation Actually Paid for Non-CEO NEOs ($)

2025	$2,492,479	($1,582,176)	$150,316	$1,060,619

2024	$2,173,967	($1,558,904)	$137,419	$752,482

2023	$1,029,502	($390,047)	$0	$639,455

__________________
(1)Represents the year-over-year change in the fair value of our Non-CEO NEO’s equity awards to as summarized below:

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Year	Year End Fair Value Outstanding and Unvested Equity Awards Granted this Year ($)	Year over Year Change in Value of Outstanding and Unvested Equity Awards Granted in Prior Years ($)	Fair Value as of the Vesting Date of Equity Awards Granted in the Year ($)	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested this Year ($)	Fair Value at the end of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions this Year ($)	Value of Dividends or other earnings Paid on Equity Awards not reflected in Fair Value or Total Comp. ($)	Total Equity Award Adjustments ($)

2025	$235,238	$35,605	$0	($4,875)	($115,652)	$0	$150,316

2024	$210,719	($10,245)	$0	($29,914)	($33,141)	$0	$137,419

2023	$0	$0	$0	$0	$0	$0	$0

In the table above, the equity values are computed in accordance with the methodologies used for financial reporting purposes, reflecting updated economic assumptions as of the valuation dates and adjustments to the expected term for options significantly in-the-money or out-of-the-money. For additional information on the valuation assumption refer to “Note 12 – Share-Based Compensation” to our audited consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended October 3, 2025.
Company-Selected Measure and Other Financial Performance Measures
The following financial performance measures (listed alphabetically) are used to link NEO Compensation Actually Paid to company performance during the most recently completed fiscal year.

Performance Measures
Adjusted EBITDA
Organic Revenue Sales Growth
Adjusted Free Cash Flow
Relative TSR

2026 Proxy Statement	80

Relationship of Compensation Actually Paid and Performance Measures
The following charts describe the relationship of Compensation Actually Paid to the performance measures listed in the PVP table above.
Compensation Actually Paid (CAP) vs. Vestis TSR vs. Peer Group TSR

Compensation Actually Paid vs. Total Shareholder Return
$9,000,000
$8,000,000
$7,000,000
$6,000,000
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$0
$140
$120
$100
$80
$60
$40
$20
$0
$130.44
$8,142,899
$125.86
$7,127,882
$100.00
$89.64
$2,766,820
$30.10
$1,431,836
$1,060,619
$639,455
$752,482
$695,370
$0
$0
$0
$0
2023
2024
2025
CAP for CEO 1
CAP for CEO 2
CAP for CEO 3
Average CAP for Other NEOs
Vestis TSR
Peer Group TSR

2026 Proxy Statement	81

Compensation Actually Paid (CAP) vs. Net Income (in Thousands)

Compensation Actually Paid vs. Net Income (in Thousands)
$9,000,000
$8,000,000
$7,000,000
$6,000,000
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$0
$250,000
$200,000
$150,000
$100,000
$50,000
$0
-$50,000
-$100,000
$213,158
$8,142,899
$7,127,882
$20,970
$2,766,820
($40,223)
$1,431,836
$639,455
$752,482
$695,370
$1,060,619
$0
$0
$0
$0
2023
2024
2025
CAP for CEO 1
CAP for CEO 2
CAP for CEO 3
Average CAP for Other NEOs
Vestis Net Income (in Thousands)

Compensation Actually Paid (CAP) vs. Adjusted EBITDA (in Thousands)

Compensation Actually Paid vs. Adjusted EBITDA (in Thousands)
$9,000,000
$8,000,000
$7,000,000
$6,000,000
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$0
$450,000
$400,000
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
$404,000
$8,142,899
$352,900
$7,127,882
$257,400
$2,766,820
$1,431,836
$639,455
$752,482
$695,370
$1,060,619
$0
$0
$0
$0
2023
2024
2025
CAP for CEO 1
CAP for CEO 2
CAP for CEO 3
Average CAP for Other NEOs
Vestis Adjusted EBITDA (in Thousands)

2026 Proxy Statement	82

BENEFICIAL OWNERSHIP OF OUR COMMON STOCK
The following table sets forth information, as of December 22, 2025, regarding the beneficial ownership of our common stock by our directors and executive officers and by those persons believed by us to be beneficial owners of more than 5% of our outstanding common stock. For the holders of more than 5% of our common stock, this information is based on the most recent Schedule 13D (or Schedule 13D/A) or Schedule 13G (or Schedule 13G/A) filed with the SEC by the following investors with respect to their ownership of Vestis common stock. The table utilizes our 131,948,938 shares of common stock outstanding as of December 22, 2025. In general, “beneficial ownership” includes those shares that a person has the sole or shared power to vote or dispose of, including shares that the person has the right to acquire within 60 days. All share amounts are rounded to the nearest whole share.

Name of Beneficial Owner (1)	Shares Beneficially Owned (Outstanding)	Shares Beneficially Owned (Right to Acquire) (10)	Total Shares Beneficially Owned	Percentage of Class Beneficially Owned
Beneficial holders of more than 5% of outstanding common stock
Corvex Management LP (2)	19,813,963	–	19,813,963	15.0%
BlackRock, Inc. (3)	16,479,648	–	16,479,648	12.5%
FMR LLC (4)	13,523,997	–	13,523,997	10.2%
Alberta Investment Management Corp (5)	9,692,000	–	9,692,000	7.3%
The Vanguard Group (6)	9,613,915	–	9,613,915	7.3%

Directors and Named Executive Officers
James J. Barber, Jr.	164,000	–	164,000	*
Phillip Holloman	40,600	12,517	53,117	*
Richard L. Burke	18,382	8,762	27,144	*
William Goetz	21,115	8,762	29,877	*
Tracy C. Jokinen	15,843	8,762	24,605	*
Lynn McKee (7)	200,595	8,762	209,357	*
Keith A. Meister (8)	19,821,433	8,762	19,830,195	15.0%
Doug Pertz	299,728	8,762	308,490	*
Mary Anne Whitney	7,448	8,762	16,210	*
Ena Williams	8,500	8,762	17,262	*
André C. Bouchard	–	13,833	13,833	*
Kelly C. Janzen	–	–	–	*
William J. Seward	33,960	17,825	51,785	*
Rodney L. Wedemeier	–	–	–	*
All directors and executive officers as a group (15 people) (9)	20,656,604	114,271	20,770,875	15.7%
__________________
(1)Unless otherwise noted, the address for each beneficial owner is our principal executive offices located at 1035 Alpharetta Street, Roswell, GA 30075.
(2)Information based on a Schedule 13D/A filed December 17, 2025, by Corvex Management LP (“Corvex”), reporting that Corvex may be deemed to be the beneficial owner of 19,813,963 shares. By virtue of his position as control person of the general partner of Corvex, Mr. Keith Meister may be considered to beneficially own such shares. Corvex and Mr. Meister may be deemed to have sole power to vote and sole power to dispose of 19,821,433 shares. The address of Corvex and Mr. Meister is 667 Madison Avenue, New York, NY 10065.
(3)Information based on a Schedule 13G/A filed July 17, 2025 by BlackRock, Inc., reporting sole dispositive power over 16,479,648 shares and sole power to vote over 16,195,425 shares. The address of BlackRock, Inc. is 50 Hudson Yards, New York, NY 10001.
(4)Information based on a Schedule 13G/A filed November 7, 2025 by FMR LLC and Abigail P. Johnson, director, Chairman and Chief Executive Officer of FMR LLC. The Schedule 13G/A reported that FMR LLC and Abigail P. Johnson have sole dispositive

2026 Proxy Statement	83

power over 13,523,996.52 shares and FMR LLC has sole voting power over 13,516,933 shares. The address of FMR LLC is 245 Summer Street, Boston, MA 02210.
(5)Information based on a Schedule 13G/A filed July 31, 2025 by Alberta Investment Management Corp. reporting sole dispositive power and sole power to vote over the reported shares. The address of Alberta Investment Management Corp. is 1600 - 10250 101 Street NW, Edmonton, Alberta T5J 3P4, Canada.
(6)Information based on a Schedule 13G/A filed October 31, 2025 by The Vanguard Group, reporting beneficial ownership by The Vanguard Group, consisting of shared voting power with respect to 853,333 shares, sole dispositive power over 8,639,038 shares and shared dispositive power over 974,877 shares. The address of The Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355.
(7)Includes beneficial ownership of shares held by a general partnership for which Ms. McKee serves as a general partner and shares held in trusts over which Ms. McKee may be deemed to have investment control.
(8)Represents the amounts described in footnote 2, above, plus 7,470 shares received upon the vesting of restricted stock units granted to Mr. Meister in respect of his service on the board of directors. In addition to the restricted stock units that have vested, Mr. Meister has been granted an additional 8,734 restricted stock units in respect of his service as a director and an additional 28 restricted stock units have accrued in connection with quarterly dividend on previously awarded restricted stock units.
(9)Includes Adam K. Bowen, Interim Chief Financial Officer of Vestis since December 16, 2025. Mr. Bowen beneficially owns 25,000 shares of our common stock as of December 22, 2025.
(10)Represents, in the case of non-employee directors, restricted stock units that vest within sixty days of December 22, 2025, and, in the case of officers, stock options that vest and are distributable within sixty days of December 22, 2025. Does not include deferred stock units that are not distributable until the director leaves service.

2026 Proxy Statement	84

OTHER BUSINESS AT THE MEETING
The Board and our management do not know of any other matters to be presented at the Annual Meeting. If other matters do properly come before the Annual Meeting, it is intended that the persons designated on the accompanying form of proxy will vote on such matters in accordance with their judgment.
SHAREHOLDER PROPOSALS AND NOMINATIONS FOR 2027 ANNUAL MEETING
Inclusion of Proposals in Our Proxy Statement and Proxy Card under the SEC’s Rules
Shareholders who, in accordance with the SEC’s Rule 14a-8, wish to present proposals for inclusion in the proxy materials to be distributed by us in connection with our 2027 Annual Meeting of Shareholders must submit their proposals to the Corporate Secretary at Vestis Corporation, 1035 Alpharetta Street, Suite 2100, Roswell, GA 30075. Proposals must be received on or before September 10, 2026. In addition, all shareholder proposals requested to be included in the Company’s proxy statement and proxy card must also comply with the requirements set forth in the federal securities laws, including Rule 14a-8, in order to be included in the Company’s proxy statement and proxy card for the 2027 Annual Meeting of Shareholders.
Bylaw Requirements for Shareholder Submission of Nominations and Proposals
A shareholder nomination of a person for election to our Board or a proposal for consideration at our 2027 Annual Meeting (other than a proposal submitted pursuant to SEC Rule 14a-8) must be submitted in accordance with the advance notice procedures and other requirements set forth in Article II of our Bylaws. These requirements are separate from, and in addition to, the requirements discussed herein to have the shareholder nomination or other proposals included in our proxy statement and form of proxy/voting instruction card pursuant to the SEC’s rules. Our Bylaws require that the proposal or nomination must be received by our Corporate Secretary at the above address no earlier than the close of business on October 21, 2026, and no later than the close of business on November 20, 2026, unless the date of the 2027 Annual Meeting is more than 30 days before or 60 days after February 18, 2027. If the date of the 2027 Annual Meeting is more than 30 days before or 60 days after February 18, 2027, we must receive the proposal or nomination no earlier than the 120th day before the meeting date and no later than the 90th day before the meeting date, or if the date of the meeting is announced less than 100 days prior to the meeting date, no later than the 10th day following the day on which public disclosure of the date of the 2027 Annual Meeting is made. The notice must include all of the information required in our Bylaws.
Inclusion of Director Nominations in Our Proxy Statement and Proxy Card under Our Proxy Access Bylaws
Pursuant to our proxy access Bylaw provision, a shareholder, or a group of up to 20 shareholders, that has continuously owned for three years at least 3% of the Company’s outstanding common shares, may nominate and include in the Company’s Annual Meeting proxy materials up to the greater of two directors or the number that does not exceed 20% of the number of directors serving on the Board, if the shareholder(s) and the nominee(s) meet the requirements specified in our Bylaws. Notice of director nominations submitted under the proxy access Bylaw provision for the 2027 Annual Meeting of Shareholders must be received by the Corporate Secretary, at Vestis Corporation, 1035 Alpharetta Street, Suite 2100, Roswell, GA 30075, no earlier than October 21, 2026, and no later than November 20, 2026, unless the date of the 2027 Annual Meeting is more than 30 days before or 60 days after February 18, 2027. If the date of the 2027 Annual Meeting is more than 30 days before or 60 days after February 18, 2027, we must receive the proposal or nomination no earlier than the 120th day before the meeting date and no later than the 90th day before the meeting date, or if the date of the meeting is announced less than 100 days prior to the meeting date, no later than the 10th day following the day on which public disclosure of the date of the 2027 Annual Meeting is made. The notice must include all of the information required in our Bylaws.

2026 Proxy Statement	85

Notice of Intent to Solicit Proxies

In addition to satisfying the foregoing requirements under the Bylaws, shareholders who intend to solicit proxies in support of director nominees other than Vestis’ nominees must provide notice that sets forth the information required by Rule 14a-19 under the Securities Exchange Act of 1934 to comply with the SEC’s universal proxy rules, which notice must be postmarked or transmitted electronically to Vestis at its principal executive offices at the above address no later than 60 calendar days prior to the anniversary date of the Annual Meeting (for the 2027 Annual Meeting, no later than December 20, 2026). However, if the date of the 2027 Annual Meeting is changed by more than 30 calendar days from such anniversary date, then notice must be provided by the later of 60 calendar days prior to the date of the 2027 Annual Meeting or the 10th calendar day following the day on which public announcement of the date of the 2027 Annual Meeting is first made by Vestis.

AVAILABILITY OF SEC FILINGS, CORPORATE GOVERNANCE GUIDELINES, CODE OF ETHICS AND COMMITTEE CHARTERS
The Corporate Governance Guidelines, committee charters and the Company’s Business Conduct Policy are posted at www.ir.vestis.com/corporate-governance/governance-documents. In addition, these documents are available in print without charge to any shareholder who submits a written request to the Corporate Secretary at Vestis Corporation, 1035 Alpharetta Street, Suite 2100, Roswell, GA 30075.
We make available, free of charge on our website, all of our filings that are made electronically with the SEC, including Forms 10-K, 10-Q and 8-K. To access these filings, go to our website (www.vestis.com) and click on “SEC Filings” under the “Investor Relations” tab. Copies of our proxy statement, form of proxy and our Annual Report for the year ended October 3, 2025, including financial statements and schedules thereto, filed with the SEC, are also available without charge to shareholders upon written request to the address above or by e-mail to: ir@vestis.com.
DELIVERY OF MATERIALS TO SHAREHOLDERS WITH SHARED ADDRESSES
SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single Notice of Internet Availability, annual report or proxy statement addressed to those shareholders. This process is called “householding.” This reduces the volume of duplicate information received at your household and helps to reduce costs. Your materials may be househeld based on your prior express or implied consent.
A number of brokerage firms with account holders who are Vestis shareholders have instituted householding. Once a shareholder has received notice from his or her broker that the broker will be householding communications to the shareholder’s address, householding will continue until the shareholder is notified otherwise or until one or more of the shareholders revokes his or her consent. Householding benefits both you and Vestis because it reduces the volume of duplicate information received at your household and helps Vestis reduce expenses and conserve natural resources.
If you would like to receive your own set of Vestis’ Notice of Internet Availability, proxy statement and annual report now or in the future, or if you share an address with another Vestis shareholder and together both of you would like to receive only a single set of Vestis’ proxy materials in the future, please contact your broker (if you hold your shares in “street name”) or write or call Computershare Trust Company, Shareholder Services, 150 Royall Street, Canton, MA 02021, telephone: (866) 815-8050. Be sure to indicate your name, the name of your brokerage firm or bank, and your account number(s). You can also request prompt delivery of a copy of the Notice of Internet Availability, proxy statement and annual report by contacting Vestis’ Corporate Secretary at Vestis Corporation, 1035 Alpharetta Street, Suite 2100, Roswell, GA 30075; telephone: (470) 226-3655.

2026 Proxy Statement	86

MISCELLANEOUS
If you request physical delivery of these proxy materials, we will mail along with the proxy materials our Annual Report on Form 10-K for fiscal year 2025 (and the financial statements included in that report) as filed with the SEC; however, it is not intended that the Annual Report on Form 10-K be a part of the proxy statement or a solicitation of proxies.
You are respectfully urged to enter your vote instruction via the Internet as explained on the Notice of Internet Availability of Proxy Materials that was mailed to you, or if you are a holder of record and have received a proxy card, via telephone as explained on the proxy card. We would appreciate your prompt response.
Web links throughout this proxy statement are provided for convenience only, and the content on the referenced websites are not incorporated into and do not constitute a part of this proxy statement.

2026 Proxy Statement	87

APPENDIX A – RECONCILIATION OF GAAP AND NON-GAAP FINANCIAL MEASURES
Non-GAAP Definitions and Reconciliations
This proxy statement includes certain non-GAAP financial measures, such as Adjusted EBITDA, Adjusted EBITDA Margin, Free Cash Flow, Net Debt, Net Leverage ratio and Covenant Adjusted EBITDA. Vestis utilizes these measures when monitoring and evaluating operating performance. Vestis believes that non-GAAP financial measures, both together with and in addition to the corresponding U.S. GAAP financial measure, are important supplemental measures that exclude non-cash or other items that may not be indicative of or are unrelated to Vestis’ core operating results. Vestis uses these non-GAAP financial measures with U.S. GAAP financial measures and other comparable tools to assist in the evaluation of its operating performance. Vestis believes that presentation of these measures also helps investors because the measures enable better comparisons of Vestis’ historical results and allow investors to evaluate Vestis’ performance based on the same metrics that Vestis uses to evaluate its performance and trends in its results. However, these measures have limitations as analytical tools and should not be considered in isolation or as a substitute for Vestis’ results as reported under U.S. GAAP. Specifically, you should not consider these measures as alternatives to revenue, operating income, operating income margin, net income, net income margin or net cash provided by operating activities determined in accordance with U.S. GAAP. These non-GAAP financial measures also should not be considered as measures of cash available to Vestis to invest in the growth of Vestis’ business or cash that will be available to Vestis to meet its obligations. Non-GAAP financial measures as presented by Vestis may not be comparable to other similarly titled measures of other companies because not all companies use identical calculations.
Adjusted EBITDA. Adjusted EBITDA represents net income (loss) adjusted for provision for income taxes; interest expense, net; and depreciation and amortization (EBITDA), further adjusted for share-based compensation expense; severance; separation related charges; securitization fees; loss (gain) on sale of equity investment; third party debt amendment fees; legal reserves and settlements; gains, losses, and other items impacting comparability. Adjusted EBITDA is presented in order to reflect Vestis’ results in a manner that allows a better understanding of operational activities separate from the financial impact of decisions made for the long-term benefit of Vestis and other items impacting comparability between periods. Similar adjustments have been recorded in Adjusted EBITDA for earlier periods and similar types of adjustments can reasonably be expected to be recorded in Adjusted EBITDA in future periods.
Adjusted EBITDA Margin. Adjusted EBITDA Margin is Adjusted EBITDA as a percentage of Revenue.
Free Cash Flow. Free Cash Flow represents net cash provided by operating activities adjusted for purchases of property and equipment and other. Free Cash Flow is presented because it relates the operating cash flow of Vestis to the capital that is spent to continue and improve business operations, and indicates the amount of cash generated or used after capital expenditures that can be used for, among other things, investment in the Vestis business, strengthening the balance sheet, and repayment of debt obligations. Free cash flow does not represent the residual cash flow available for discretionary expenditures since there may be other nondiscretionary expenditures that are not deducted from the measure.
Net Leverage Ratio, Net Debt, Adjusted EBITDA and Covenant Adjusted EBITDA. Net Leverage Ratio is defined in Vestis’ credit agreement and is calculated as consolidated total indebtedness in excess of unrestricted cash (referred to herein as “Net Debt”), divided by the Trailing Twelve Months Covenant Adjusted EBITDA. Net Debt represents total principal debt outstanding, letters of credit outstanding, and finance lease obligations, less cash and cash equivalents. Covenant Adjusted EBITDA represents Adjusted EBITDA, as further modified by certain items specifically permitted under the credit agreement to assess compliance with its financial covenants. Trailing Twelve Months Covenant Adjusted EBITDA represents Covenant Adjusted EBITDA for the preceding four fiscal quarters. Vestis believes that Net Leverage Ratio and its components are useful to investors because they are indicators of Vestis’ ability to meet its future financial obligations and are measures that are frequently used by investors and creditors.

2026 Proxy Statement	88

VESTIS CORPORATION
RECONCILIATION OF NON-GAAP MEASURES
ADJUSTED EBITDA, FREE CASH FLOW, NET DEBT, NET LEVERAGE RATIO AND COVENANT ADJUSTED EBITDA
(In millions)

	Fiscal Year Ended
	October 3, 2025	September 27, 2024
Operating Income (as reported)	$64.4	$158.0
Amortization Expense	27.2	25.9
Share-Based Compensation	11.6	16.3
Severance and Other Charges	18.6	4.4
Separation Related Charges	13.6	22.7
Third Party Debt Amendment Fees	1.5	-
Legal Reserves and Settlements	2.5	4.5
Gain, Losses, and Other (1)	2.1	6.3
Depreciation Expense	115.9	114.8
Adjusted EBITDA (Non-GAAP)	$257.4	$352.9
Operating Income Margin (as reported)	2.4%	5.6%
Adjusted EBITDA Margin (Non-GAAP)	9.4%	12.6%
_______________________
(1)Other includes certain costs or income items that are not individually material and do not relate to core business activities

	Fiscal Year Ended
	October 3, 2025	September 27, 2024
Net cash provided by operating activities	$64.2	$471.8
Purchases of property and equipment and other	(58.4)	(78.9)
Free Cash Flow (Non-GAAP)	$5.8	$392.9

	As of
	October 3, 2025	September 27, 2024
Total principal debt outstanding	$1,168.5	$1,162.5
Letters of credit outstanding	5.8	5.3
Finance lease obligations	166.3	146.7
Less: Cash and cash equivalents	(29.7)	(31.0)
Net Debt (Non-GAAP)	$1,310.9	$1,283.5
Adjusted EBITDA (Non-GAAP)	$257.4	$352.9
Covenant Related Adjustments *	20.4	-
Covenant Adjusted EBITDA (Non-GAAP)	$277.8	$352.9
Net Leverage Ratio (Non-GAAP) *	4.72	3.64
_____________
* Includes a $15 million bad debt expense adjustment to EBITDA in the fiscal quarter ended March 28, 2025, an adjustment of $1.8 million for the quarter ended June 27, 2025 related to a write-off of merchandise-in-service and a $3.6 million environmental reserve adjustment for the quarter ended October 3, 2025. These adjustments are solely for the purpose of determining compliance with the financial covenants of the Company’s credit agreement.

2026 Proxy Statement	89

EXECUTIVE OFFICERS

James J. Barber, Jr. President and Chief Executive Officer	Adam K. Bowen Interim Chief Financial Officer	André C. Bouchard Executive Vice President, Chief Legal Officer, General Counsel and Secretary

Rodney L. Wedemeier Executive Vice President and Chief Human Resources Officer	William J. Seward Executive Vice President and Chief Operating Officer

BOARD OF DIRECTORS

Phillip Holloman Director since 2023 Former President and COO, Cintas	James J. Barber, Jr. President and Chief Executive Officer	Doug Pertz Director since 2023 Former President and CEO, The Brink’s Company	Richard Burke Director since 2023 Former CEO, Advanced Disposal Services

Tracy Jokinen Director since 2023 Former CFO, Vyaire Medical	Lynn McKee Director since 2023 Former Chief Human Resources Officer, Aramark	Mary Anne Whitney Director since 2023 EVP and CFO, Waste Connections

Ena Williams Director since 2023 Chief Operating Officer, Casey’s General Stores	Keith A. Meister Director since 2024 Managing Partner and Chief Investment Officer, Corvex Management LP	William W. Goetz Director since 2024 President and CEO, DYMA Brands
STOCK EXCHANGE LISTING
New York Stock Exchange (Symbol: VSTS)
INDEPENDENT PUBLIC ACCOUNTING
Deloitte & Touche LLP
STOCK TRANSFER AGENT
Computershare Trust Company
Shareholder Services
150 Royall Street
Canton, MA 02021
Shareholders may obtain copies of Vestis’ Annual Report on Form 10-K for the year ended October 3, 2025, including our audited financial statements (but excluding exhibits), as well as other reports we file with the SEC, at no cost, on the investor relations page of our website at ir.vestis.com or by writing to the Corporate Secretary, Vestis Corporation, 1035 Alpharetta Street, Suite 2100, Roswell, GA 30075.

2026 Proxy Statement	90

vestis

Uniforms and Workplace Supplies®

vestis

vestis
FIRST AID
First Aid
EYEWASH

vestis
Chris
vestis

2026

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com** or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on February 17, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/VSTS2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on February 17, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 so that it is received by 11:59 p.m. Eastern Time on February 17, 2026.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V80628-P39429

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

VESTIS CORPORATION

The Board of Directors recommends you vote FOR all the nominees in Proposal 1 and FOR Proposals 2 and 3:

Nominees:	**For**	**Against**	**Abstain**
1a. TRACY JOKINEN	☐	☐	☐
1b. MARY ANNE WHITNEY	☐	☐	☐
1c. ENA WILLIAMS	☐	☐	☐

	For	**Against**	**Abstain**
2. To approve, in a non-binding advisory vote, named executive officer compensation for fiscal 2025.	☐	☐	☐
3. To ratify the appointment of Deloitte & Touche LLP as independent registered public accounting firm for fiscal 2026.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] | Date

Signature (Joint Owners) | Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Proxy Statement and Annual Report are available at www.proxyvote.com.

V80629-P39429

VESTIS CORPORATION
Annual Meeting of Shareholders
February 18, 2026 10:00 A.M. ET
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The shareholder(s) hereby appoint(s) Phillip Holloman, Doug Pertz, Jim Barber and André C. Bouchard, or any of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of VESTIS CORPORATION that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 10:00 A.M. ET on February 18, 2026, via live webcast at www.virtualshareholdermeeting.com/VSTS2026, and at any adjournment or postponement thereof.

This proxy, when properly executed, will be voted as directed by the shareholder(s). If no such directions are made, this proxy will be voted "FOR" all the nominees in Proposal 1 and "FOR" Proposals 2 and 3.

The shareholder(s) understand(s) that this proxy confers discretionary authority to vote on any other matter, if any, presented at the Annual Meeting of Shareholders, and at any adjournment or postponement thereof.

Continued and to be signed on the reverse side